Exhibit 99.4
Exhibit 99.5 Beijing Tongmei Xtal Technology Co., Ltd. Audited Financial Statements For the Years of 2019, 2020 and 2021

Exhibit 99.5 Beijing Institute of Certified Public Accountants Unified Business Report Coding Filing System Unified Business Filing Code: 110002432022923000575 Report Title: Beijing Tongmei Xtal Technology Co., Ltd. Auditor’s Report for Three Years of 2019, 2020 and 2021 Report Ref.: EY (2022) Shen Zi No. 61641535_ B01 Name of Audited (Inspected) Entity: Beijing Tongmei Xtal Technology Co., Ltd. Name of Accounting Firm: Ernst & Young Huaming Certified Public Accountants (Special General Partnership) Business Type: Audit of Financial Statements Opinion Type: Unqualified Opinion Repor t Date: March 15, 2022 Filing Date: March 17, 2022 Signed CPA: CHEN Xiaosong (310000012097), LU Yang (110002430428) (The information can be queried by scanning the QR code or entering the filing code on the official website of the Beijing Institute of Certified Public Accountants .. ) Note: This filing information only certifies that the report mentioned herein has been filed with the Beijing Institute of Certified Public Accountants, and does not represent that the Beijing Institute of Certified Public Accountants makes any form of guarantee for the content of the report in any sense ..

Exhibit 99.5 Beijing Tongmei Xtal Technology Co., Ltd. Table of Contents Pages Auditor ’ s Report 1 - 4 Audited Financial Statements Consolidated Balance Sheet 5 - 6 Consolidated Income Statement 7 - 8 Consolidated Statement of Changes in Shareholders ’ /Owners ’ Equity 9 - 11 Consolidated Cash Flow Statement 12 - 13 Balance Sheet of the Company 14 - 15 Income Statement of the Company 16 Statement of Changes in Shareholders ’ /Owners ’ Equity of the Company 17 - 19 Cash Flow Statement of the Company 20 - 21 Notes to the Financial Statements 22 - 246 Supplementary Information 1. Non - recurring Income Statement 2. Return on Net Assets and Earnings Per Share

Auditor's Report

EY (2022) Shen Zi No. 61641535_B01
Beijing Tongmei Xtal Technology Co., Ltd.

To all shareholders of Beijing Tongmei Xtal Technology Co., Ltd.:

I. Opinion

We have audited the financial statements of Beijing Tongmei Xtal Technology Co., Ltd. (the "Company"), including the consolidated and the company's balance sheets as of December 31, 2019, December 31, 2020 and December 31, 2021, the consolidated and the company's income statements, statements of changes in shareholders'/owners' equity, cash flow statements and notes to relevant financial statements for the years 2019, 2020 and 2021.

In our opinion, the attached financial statements of the Company are prepared in accordance with the provisions of the Accounting Standards for Business Enterprises in all material respects, and give a true and fair view of the consolidated and the company's financial positions as of December 31, 2019, December 31, 2020 and December 31, 2021, as well as the consolidated and the company's operating results and cash flows for years 2019, 2020 and 2021.

II. Basis for Opinion

We conducted our audit in accordance with the Chinese Auditing Standards for Certified Public Accountants. The *CPA's Responsibility for the Audit of Financial Statements* section of the Auditor's Report further elaborates our responsibilities under these standards. We are independent of the Company and have fulfilled other professional ethics responsibilities in accordance with the Code of Professional Ethics for Certified Public Accountants in China. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

III. Key Audit Matters

Key audit matters are those matters that we, in our professional judgment, consider most significant for the audit of the financial statements for the years 2019, 2020 and 2021. These matters shall be addressed in the context of our audit of the financial statements as a whole and the formation of an audit opinion, and we shall not express opinons on these matters separately. This is the background for our description of how each of the following matters was addressed in the audit.

1
3-2-1-4

We have fulfilled the responsibilities set forth in the CPA's Responsibility for the Audit of Financial Statements section of this report, including those related to the key audit matters mentioned. Accordingly, our audit work includes the implementation of audit procedures designed to address the assessed risk of material misstatement in the financial statements. The results of our audit procedures, including the procedures for the following key audit matters, have provided a basis for our overall audit opinion on the financial statements.

The Key Audit Matter:	**How the matter was addressed in our audit:**
Revenue recognition	
In 2021, 2020 and 2019, the operating income in the consolidated financial statements amounted to RMB857,345,238.40, RMB 583,170,404.87 and RMB 462,226,756.77, respectively. Operating income is the key performance indicator of Beijing Tongmei Xtal Technology Co., Ltd., which has a significant impact on the consolidated financial statements. Therefore, we identify the same as the key audit matter. The accounting policies and disclosures of operating income in the financial statements are set out in notes III.22, III.24, V.36 and XV.5 to the financial statements.	In the audit of financial statements for years 2021, 2020 and 2019, the procedures we have implemented for revenue include: (1) Understand, evaluate and test management's design and implementation of internal revenue control; (2) Review key sales contracts or orders, identify key contractual terms, and visit key customers to understand and evaluate the management's accounting policies for the recognition of different categories of operating income; (3) Carry out analytical review procedures to compare the changes in various categories of income and gross profit margin in 2021, 2020 and 2019, and make comparative analysis with comparable companies in the same industry; (4) Perform detailed tests to check supporting documents related to revenue recognition, including sales contracts or orders, shipment notes, sales invoices, receipts, customs declaration, bill of lading and bank receipt slips; (5) Carry out background investigation for major customers to see whether there are matters that have a significant impact on the Company's statements; (6) Review sales contracts or orders, sales invoices, receipts, customs declarations, and bills of lading and other supporting documents for revenue transactions before and after the balance sheet date. At the same time, check the bank accounts after the period to check whether there are large sales returns or cut-off problems; (7) Combined with audit of accounts receivables, execute confirmation procedure for the revenue transaction volume and the balance of accounts receivable on the balance sheet date, and perform substitution tests on the samples that have not been replied to; (8) Check the disclosure of operating income in financial statements.

2
3-2-1-5

IV. Responsibilities of the Management and Those Charged with Governance For Financial Statements

The management is responsible for the preparation and fair presentation of financial statements in accordance with the Accounting Standards for Business Enterprises, and for designing, implementing and maintaining internal control to ensure that the financial statements are free from material misstatement due to fraud or error.

In preparing the financial statements, the management is responsible for assessing the Company's ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern assumption unless liquidation, termination of operations or no other realistic alternative is planned.

Those charged with governance are responsible for overseeing the Company's financial reporting process.

V. CPA's Responsibility for the Audit of Financial Statements

Our objective is to obtain reasonable assurance that the financial statements are free from material misstatement due to fraud or error, and to issue an Auditor's Report that includes our opinion. Reasonable assurance is a high level of assurance, but dose not guarantee that an audit conducted in accordance with Auditing Standards will always detect a material misstatement when it exists. Misstatements may rise from fraud or error are considered material if it is reasonably expected that misstatement, individually ot collectively, could affect economic decisions made by users of the financial statements based on the financial statements.

As part of an audit in accordance with Auditing Standards, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

(1) Identify and assess the risks of material misstatement of financial statements due to fraud or error, design and implement audit procedures to address these risks, and obtain sufficient and appropriate audit evidence as a basis for the auditing opinion. The risk of not detecting a material misstatement resulting from fraud is higher than that resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or overrunning internal control.

(2) Understand the internal control relevant to the audit in order to design appropriate audit procedures but not for the purpose of expressing an opinion on the effectiveness of internal controls.

(3) Evaluate the appropriateness of accounting policies used and the rationality of accounting estimates and related disclosures made by the management.

(4) Conclude on the appropriateness of the going concern assumption adopted by the management. And based on the audit evidence obtained, it is concluded whether a there is material uncertainly in events or conditions that may cause significant doubt on the Company's ability to continue as a going concern. If we conclude that there is a material uncertainty, we are required by the Auditing Standards to bring relevant disclosures in the financial statements to the attention of the users of the statements in our Auditor's Report; Auditor's Report; if such disclosures are inadequate, we should express unqualified opinions. Our conclusions are based on information available as of the Auditor's Report dateAuditor's Report. However, future events or conditions may cause the Company to be unable to continue as a going concern.

3
3-2-1-6

(5) Evaluate the overall presentation (including disclosure), structure and content of the financial statements, and evaluate whether the financial statements fairly reflect relevant transactions and events.

(6) Obtain sufficient and appropriate audit evidenceon the financial information of entities or business activities of the Company to express audit opinions on the financial statements. We are responsible forguiding, supervising and executing the group audit, and remain solely responsible for our audit opinion.

We communicate with those charged with governance on the scope, timing, and significant audit findings of the planned audit, including internal control deficiencies of concern identified during the audit.

We also provide those charged with governance declarations of compliance with ethical requirements regarding independence, and communicate with them all relationships and other matters that may reasonably beconsidered to affect our independence, as well as relevant precautions, if applicable.

From our communication with those charged with governance, we determine matters that were of most significance in the audit of the financial statements for 2019, 2020 and 2021 and thus constituted key audit matters. We describe these matters in our Auditor's Report unless law or regulation precludes public disclosure about the matter or when, in extremely rare circumstances, we determine that a matter should not be communicated in our report because the adverse consequences of doing so would reasonably be expected to outweigh the public interest benefits of such communication.

(No Text Below)

Ernst & Young Huaming Certified Public Accountants	Chinese CPA: CHEN Xiaosong (Project Partner)
	Chinese CPA: LU Yang
Beijing, China	March 15, 2022

4
3-2-1-7

Beijing Tongmei Xtal Technology Co., Ltd. Consolidated Balance Sheet December 31, 2019, December 31, 2020, and December 31, 2021 In RMB Yuan 5 3 - 2 - 1 - 8 Assets Note V December 31, 2021 December 31, 2020 December 31, 2019 Current assets Cash and bank balances 1 173,268,353.70 388,755,642.43 107,376,657.08 Notes receivable 2 14,791,661.17 21,862,967.74 18,206,727.38 Accounts receivable 3 218,634,452.22 152,366,039.89 129,799,284.01 Receivables financing 4 61,883,885.84 29,854,223.07 15,222,595.14 Prepayments 5 7,795,086.06 5,227,195.36 3,247,217.70 Other receivables 6 1,241,421.56 8,478,982.75 4,431,107.50 Inventories 7 383,817,905.04 284,639,853.42 245,695,265.62 Non - current assets due within one year 8 - - 2,000,000.00 Other current assets 9 48,809,347.25 32,539,623.68 32,047,071.04 Total current assets 910,242,112.84 923,724,528.34 558,025,925.47 Non - current asset Long - term accounts receivable 10 - 1,982,947.59 2,982,947.59 Long - term equity investments 11 28,229,232.52 34,795,289.61 28,831,582.10 Fixed assets 12 647,253,818.53 614,605,658.83 308,761,273.43 Construction - in - progress 13 218,832,054.69 122,637,987.23 332,609,288.25 Right - of - use assets 14 15,750,877.18 - - Intangible assets 15 81,098,011.69 59,404,517.70 58,409,993.81 Long - term deferred expenses 16 16,270,911.87 8,273,994.81 4,354,785.19 Deferred income tax assets 17 35,644,215.51 31 , 926,793.57 15,311,096.00 Other non - current assets 18 25,665,796.93 5,692,107.70 26,929,084.86 Total non - current assets 1,068,744,918.92 879 , 319,297.04 778,190,051.23 Total assets 1,978,987,031.76 1 , 803,043,825.38 1,336,215,976.70 Signed by: Legal Representative: MORRIS SHEN - SHIH YOUNG Chief Accountant: HAO Ze Person in Charge of the Accounting Office : HAO Ze The accompanying notes to the financial statements form an integral part of these financial statements.

Beijing Tongmei Xtal Technology Co., Ltd. Consolidated Balance Sheet (Continued) December 31, 2019, December 31, 2020, and December 31, 2021 In RMB Yuan 6 3 - 2 - 1 - 9 Liabilities and shareholders ’ /owners ’ equity Note V December 31, 2021 December 31, 2020 December 31, 2019 Current liabilities Short - term borrowings 19 77,824,673.22 68,060,478.89 40,050,313.33 Accounts payable 20 122,512,602.84 144,640,852.50 109,420,672.63 Accounts received in advance 21 - - 912,554.07 Contract liabilities 22 5,153,911.67 1,777,199.43 - Staff remuneration payables 23 31,106,118.44 22,554,090.16 18,176,631.52 Taxes payable 24 5,560,297.45 7,791,750.49 9,336,506.41 Other payables 25 180,754,586.76 516,317,089.51 171,110,599.51 Non - current liabilities due within one year 26 5,180,116.97 1,270,662.51 1,212,434.40 Other current liabilities 191,791.77 169,511.33 - Total current liabilities 428,284,099.12 762,581,634.82 350,219,711.87 Non - current liabilities Lease liabilities 27 12,731,559.35 - - Long - term accounts payable 28 6,293,999.48 11,845,887.69 13,116,550.20 Accrued liabilities 29 5,041,359.64 1,860,786.83 1,076,864.69 Deferred income 30 98,717,388.28 54,936,252.92 31,321,166.67 Total non - current liabilities 122,784,306.75 68,642,927.44 45,514,581.56 Total liabilities 551,068,405.87 831,224,562.26 395,734,293.43 Shareholders ’ /owners ’ equity Share capital/paid - in capital 31 885,426,756.00 817,676,478.00 301,106,668.53 Capital reserve 32 430,653,462.37 16,283,718.84 412,202,926.40 Other comprehensive income 35,556.59 - - Special reserve 33 5,369,200.80 4,561,194.59 3,146,269.25 Surplus reserve 34 - 14,896,593.30 14,896,593.30 Undistributed profit 35 86 , 686,662.48 118 , 401,278.39 170,590,328.42 Total shareholders ’ /owners ’ equity attributable to the parent company 1 , 408,171,638.24 971 , 819,263.12 901,942,785.90 Minority equity 19 , 746,987.65 - 38,538,897.37 Total shareholders ’ /owners ’ equity 1 , 427,918,625.89 971 , 819,263.12 940,481,683.27 Total liabilities and shareholders ’ /owners ’ equity 1 , 978,987,031.76 1 , 803,043,825.38 1,336,215,976.70 Signed by: Legal Representative: MORRIS SHEN - SHIH YOUNG Chief Accountant: HAO Ze Person in Charge of the Accounting Office : HAO Ze The accompanying notes to the financial statements form an integral part of these financial statements.

Beijing Tongmei Xtal Technology Co., Ltd. Consolidated Income Statement 2019 , 2020 and 2021 In RMB Yuan 7 3 - 2 - 1 - 10 Note V 2021 2020 2019 Operating income 36 857,345,238.40 583 , 170,404.87 462 , 226,756.77 Less: operating costs 36 561 , 292,564.21 433 , 394,293.98 372 , 403,936.10 Tax and surcharges 37 10,493,973.02 8 , 416,862.36 7 , 345,136.49 Selling expenses 38 21 , 182,199.42 7 , 918,007.70 8 , 371,747.24 Administrative expenses 39 77 , 088,700.97 57,972,462.06 72,076,218.04 R&D expenses 40 90 , 166,408.81 45,108,162.97 26,826,432.02 Financial expenses 41 4,911,966.14 (4,658,333.80) 1 , 422,791.15 Including: interest expense 3,540,730.12 2 , 565,014.26 945 , 205.13 Interest income 1,614,165.98 464 , 078.68 452 , 879.62 Add: other income 42 5 , 976,587.69 2 , 220,026.59 3 , 268,444.83 Investment income 43 11,512,213.05 4 , 716,025.61 1 , 633,711.47 Including: incomes from investments in associates and joint ventures 10,089,454.38 5 , 963,707.51 2 , 478,774.79 Credit impairment loss 44 (1,827,597.56) (1,439,657.45) (421,697.29) Assets impairment loss 45 (3,269,657.89) 8 , 582,545.15 (14,101,844.18) Gains on disposal of assets 46 61,825.39 - 310 , 959.01 Operating profit/(loss) 104 , 662,796.51 49 , 097,889.50 (35,529,930.43) Add: non - operating income 47 1 , 198,073.33 4 , 365,239.64 16 , 586,940.46 Less: non - operating expenses 48 2,533,762.91 1 , 832,518.51 6 , 169,659.74 Total profit/(loss) 103 , 327,106.93 51 , 630,610.63 (25,112,649.71) Less: income tax expenses 50 9 , 292,569.01 (8,643,562.96) 2 , 950,817.85 Net profit/(loss) 94 , 034,537.92 60 , 274,173.59 (28,063,467.56) Inc luding: Net (loss)/profit of the acquiree in business combination involving enterprises under common control before combination (453,616.13) 39 , 746,004.68 (19,845,196.54) Categorized by the nature of continuing operation Net profit/(loss) from continuing operations 94 , 034,537.92 60 , 274,173.59 (28,063,467.56) Categorized by ownership Net profit/(loss) attributable to shareholders/owners of the parent company 94 , 587,550.27 48 , 221,880.01 (33,388,957.22) Profit or loss attributable to minority shareholders (553,012.35) 12 , 052,293.58 5 , 325,489.66 Signed by: Legal Representative: MORRIS SHEN - SHIH YOUNG Chief Accountant: HAO Ze Person in Charge of the Accounting Office : HAO Ze The accompanying notes to the financial statements form an integral part of these financial statements.

Beijing Tongmei Xtal Technology Co., Ltd. Consolidated Income Statement (Continued) 2019, 2020 and 2021 In RMB Yuan 8 3 - 2 - 1 - 11 Signed by: Legal Representative: MORRIS SHEN - SHIH YOUNG Chief Accountant: HAO Ze Person in Charge of the Accounting Office : HAO Ze The accompanying notes to the financial statements form an integral part of these financial statements. Note V 2021 2020 2019 Other comprehensive income that will be reclassified to profit or loss E Exchange differences from translation of financial statements 35 , 556.59 - - Total comprehensive income/(loss) 94 , 070,094.51 60,274,173.59 (28,063,467.56) Including: Total comprehensive income/(loss) attributable to shareholders/owners of the parent company 94 , 623,106.86 48,221,880.01 (33,388,957.22) Total comprehensive (loss)/income attributable to minority shareholders (553,012.35) 12,052,293.58 5,325,489.66 Earnings per share (RMB/Share) 51 Basic earnings per share 0.11 N/A N/A Diluted earnings per share 0.11 N/A N/A

Beijing Tongmei Xtal Technology Co., Ltd. Consolidated Statement of Changes in Shareholders ’ /Owners ’ Equity 2019, 2020 and 2021 In RMB Yuan 9 3 - 2 - 1 - 12 2021 Shareholders ’ Equity Attributable to the Parent Company Minority equity Total shareholders ’ equity Paid - in capital Capital reserve Other comprehensive income Special reserve Surplus reserve Undistributed profit Sub - total I. Balance at the end of prior year and balance at the beginning of current year (Note) 817 , 676,478.00 16 , 283,718.84 - 4 , 561,194.59 14 , 896,593.30 118 , 401,278.39 971 , 819,263.12 - 971 , 819,263.12 II. Change in current year (I) Total comprehensive income - - 35 , 556.59 - - 94 , 587,550.27 94 , 623,106.86 (553,012.35) 94 , 070,094.51 (II) Capital invested and reduced by shareholders 1. Ordinary shares invested by shareholders 67 , 750,278.00 260 , 984,230.00 - - - - 328 , 734,508.00 - 328 , 734,508.00 2. Amount of share - based payment included in shareholders ’ equity - 10 , 029,835.43 - - - - 10 , 029,835.43 - 10 , 029,835.43 3. Capital invested by shareholders of subsidiaries - - - - - - - 20 , 300,000.00 20 , 300,000.00 4. Others - 2 , 156,918.62 - - - - 2 , 156,918.62 - 2 , 156,918.62 (III) Internal carry forward of shareholders ’ equity 1. Shareholding system reform - 141 , 198,759.48 - - (14,896,593.30) (126,302,166.18) - - - (IV) Special reserve 1. Transfer to special reserve in current year - - - 2 , 381,753.04 - - 2 , 381,753.04 - 2 , 381,753.04 2. Amount utilized in current year - - - (1,573,746.83) - - (1,573,746.83) - (1,573,746.83) III. Balance at the end of current year 885 , 426,756.00 430 , 653,462.37 35 , 556.59 5 , 369,200.80 - 86 , 686,662.48 1 , 408,171,638.24 19 , 746,987.65 1 , 427,918,625.89 Note: Since January 1, 2021, t he group has carried out accounting in accordance with the rev ised lease standards, the application of which does not impact retained earnings at the beginning of 2021. Signed by: Legal Representative: MORRIS SHEN - SHIH YOUNG Chief Accountant: HAO Ze Person in Charge of the Accounting Office : HAO Ze The accompanying notes to the financial statements form an integral part of these financial statements.

Beijing Tongmei Xtal Technology Co., Ltd. Consolidated Statement of Changes in Shareholders ’ /Owners ’ Equity (Continued) 2019, 2020 and 2021 In RMB Yuan 10 3 - 2 - 1 - 13 2020 Shareholders ’ E quity A ttributable to the P arent C ompany Minority equity Total shareholders ’ equity Paid - in capital Capital reserve Special reserve Surplus reserve Undistributed profit Sub - total I. Balance at the end of prior year and balance at the beginning of current year 301,106,668.53 412 , 202,926.40 3 , 146,269.25 14,896,593.30 170 , 590,328.42 901 , 942,785.90 38 , 538,897.37 940 , 481,683.27 II. Change in current year (I) Total comprehensive income - - - - 48 , 221,880.01 48 , 221,880.01 12 , 052,293.58 60 , 274,173.59 (II) Capital invested and reduced by shareholders 1. Amount of sh are - based payment included in shareholders’ equity - 2 , 783,665.77 - - - 2 , 783,665.77 - 2 , 783,665.77 2. Business combination involving enterprises under common control 451 , 139,709.47 (406,281,939.19) - - (44,857,770.28) - - - 3. Acquisition of minority equity by the parent company before business combination involving enterprises under common control - 3 , 744,037.93 - - - 3 , 744,037.93 （ 3,744,037.93) - 4. Acquisition of minority equity in subsidiaries originally held by the parent company 65,430,100.00 - - - (30,542,025.71) 34 , 888,074.29 (34,888,074.29) - 5. Capital increase by minority shareholders of subsidiaries before business combination involving enterprises under common control - - - - - - 2 , 730,000.00 2 , 730,000.00 6. Others - 3 , 835,027.93 - - - 3 , 835,027.93 - 3 , 835,027.93 (III) Profit distribution 1. Distribution to shareholders - - - - (25,011,134.05) (25,011,134.05) (14,689,078.73) (39,700,212.78) (IV) Special reserve 1. Transfer to special reserve in current year - - 5 , 937,734.27 - - 5 , 937,734.27 - 5 , 937,734.27 2. Amount utilized in current year - - (4,522,808.93) - - (4,522,808.93) - (4,522,808.93) III. Balance at the end of current year 817,676,478.00 16 , 283,718.84 4 , 561,194.59 14,896,593.30 118 , 401,278.39 971 , 819,263.12 - 971 , 819,263.12 Note: Since January 1, 202 0 , the group has carried out accounting in accordance with the revised lease standards, the application of which does not impa ct t he retained earnings at the beginning of 202 0 .. .. Signed by: Legal Representative: MORRIS SHEN - SHIH YOUNG Chief Accountant: HAO Ze Person in Charge of the Accounting Office : HAO Ze The accompanying notes to the financial statements form an integral part of these financial statements.

Beijing Tongmei Xtal Technology Co., Ltd. Consolidated Statement of Changes in Shareholders ’ /Owners ’ Equity (Continued) 2019, 2020 and 2021 In RMB Yuan 11 3 - 2 - 1 - 14 2019 Shareholders’ E quity A ttributable to the P arent C ompany Minority equity Total shareholders ’ equity Paid - in capital Capital reserve Special reserve Surplus reserve Undistributed profit Sub - total I. Balance at the end of prior year 301,106,668.53 318,032,985.74 814,845.15 14,896,593.30 204,232,102.01 839,083,194.73 36,099,743.15 875,182,937.88 Add: Changes in accounting policies - - - - (252,816.37) (252,816.37) (93,309.68) (346,126.05) II. Balance at the beginning of current year 301,106,668.53 318,032,985.74 814,845.15 14,896,593.30 203,979,285.64 838,830,378.36 36,006,433.47 874,836,811.83 III. Change in current year (I) Total comprehensive loss - - - - (33,388,957.22) (33,388,957.22) 5,325,489.66 (28,063,467.56) (II) Capital invested and reduced by shareholders 1. Amount of share - based payment included in shareholders’ equity - 2 , 304,073.59 - - - 2 , 304,073.59 - 2 , 304,073.59 2. Capital invested by the parent company in subsidiaries before business combination involving enterprises under common control - 89,380,295.00 - - - 89,380,295.00 - 89,380,295.00 3. Acquisition of minority equity by the parent company before business combination involving enterprises under common control - 50 , 188.76 - - - 50 , 188.76 (50,188.76) - 4. Others - 2,435,383.31 - - - 2,435,383.31 - 2,435,383.31 (III) Profit distribution 1. Distribution to shareholders - - - - - - (2,742,837.00) (2,742,837.00) (IV) Special reserve 1. Transfer to special reserve in current year - - 6,656,828.08 - - 6,656,828.08 - 6,656,828.08 2. Amount utilized in current year - - (4,325,403.98) - - (4,325,403.98) - (4,325,403.98) IV. Balance at the end of current year 301,106,668.53 412 , 202,926.40 3 , 146,269.25 14,896,593.30 170 , 590,328.42 901 , 942,785.90 38 , 538,897.37 940 , 481,683.27 Signed by: Legal Representative: MORRIS SHEN - SHIH YOUNG Chief Accountant: HAO Ze Person in Charge of the Accounting Office : HAO Ze The accompanying notes to the financial statements form an integral part of these financial statements.

Beijing Tongmei Xtal Technology Co., Ltd. Consolidated Cash Flow Statement 2019, 2020 and 2021 Yuan In RMB 12 3 - 2 - 1 - 15 Note V 2021 2020 2019 I. Cash flow (used in)/from operating activities Cash received from sale of goods or rendering of labour services 698,495,982.42 509,916,365.87 479,191,179.41 Refunds of taxes 39,221,770.12 31,668,900.03 27,515,326.71 Other cash received in relation to operating activities 52 72,445,807.30 32,582,491.87 45,670,429.53 Sub - total of cash inflows from operating activities 810,163,559.84 574,167,757.77 552,376,935.65 Cash paid for goods and labour services 413,902,526.83 252,989,114.41 179,395,382.47 Cash paid to and on behalf of employees 208,967,897.08 130,443,582.06 141,483,625.64 Payments of t axes 43,386,733.78 26,461,337.39 25,540,596.21 Other cash paid in relation to operating activities 52 163,440,831.00 109,023,472.18 108,279,602.00 Sub - total of cash outflows from operating activities 829 , 697,988.69 518,917,506.04 454,699,206.32 Net cash flow (used in)/from operating activities 53 (19,534,428.85) 55,250,251.73 97,677,729.33 II. Cash flow used in investing activities Cash received from return on investment 1,982,947.59 4,000,000.00 17,052.41 Cash receipts from investment income 5,046,086.91 326,789.50 2,763,461.84 Net cash receipts from disposals of fixed assets, intangible assets and other long - term assets 555,682.30 2,972.99 343,958.25 Net cash receipts from disposals of subsidiaries and other business units 14,000,000.00 - - Other cash receipts relating to investing activities 52 308,151.43 400,622.30 14,692.00 Sub - total of cash inflows from investing activities 21,892,868.23 4,730,384.79 3,139,164.50 Cash payments to acquire or construct fixed assets, intangible assets and other long - term assets 264,157,853.77 101,105,933.35 178,245,627.62 Cash payments to acquire investments - 1,000,000.00 1,000,000.00 Other cash payments relating to investing activities 53 - 691,872.56 735,064.50 Sub - total of cash outflows from investing activities 264 , 157,853.77 102,797,805.91 179,980,692.12 Net cash flow used in investing activities (242,264,985.54) (98,067,421.12) (176,841,527.62) Signed by: Legal Representative: MORRIS SHEN - SHIH YOUNG Chief Accountant: HAO Ze Person in Charge of the Accounting Office : HAO Ze The accompanying notes to the financial statements form an integral part of these financial statements.

Beijing Tongmei Xtal Technology Co., Ltd. Consolidated Cash Flow Statement (Continued) 2019, 2020 and 2021 In RMB Yuan 13 3 - 2 - 1 - 16 Note V 2021 2020 2019 III. Cash flow from financing activities Cash received from investments 34,560,758.00 2 , 730,000.00 89 , 380,295.00 Including: Cash received from investments of subsidiaries ’ minority shareholders 20,300,000.00 2 , 730,000.00 - Cash receipts from borrowings 135,760,000.00 71 , 000,000.00 40 , 000,000.00 Other cash receipts relating to financing activities 53 9,386,518.84 314 , 473,750.00 - Sub - total of cash inflows from financing activities 179 , 707,276.84 388 , 203,750.00 129 , 380,295.00 Cash repayments of borrowings 126 , 000,000.00 43,000,000.00 - Cash payments for distribution of dividends or profits or settlement of interest expenses 3 , 156,446.36 18,315,061.48 11,358,203.67 Including: payments for distribution of dividends or profits to minority shareholders of subsidiaries - 14,689,078.73 - Other cash payments relating to financing activities 53 2 , 968,698.81 1,365,018.97 111,162.32 Sub - total of cash outflows from financing activities 132 , 125,145.17 62,680,080.45 11,469,365.99 Net cash flow from financing activities 47 , 582,131.67 325,523,669.55 117,910,929.01 IV. Effect of foreign exchange rate changes on cash and cash equivalents (1,008,306.01) (1,589,214.81) 436 , 480.92 V. Net (decrease)/increase in monetary capital and cash equivalents (215,225,588.73) 281 , 117,285.35 39 , 183,611.64 Add: opening balance of cash and cash equivalents 388 , 493,942.43 107 , 376,657.08 68 , 193,045.44 VI. Closing balance of cash and cash equivalents 53 173 , 268,353.70 388 , 493,942.43 107 , 376,657.08 Signed by: Legal Representative: MORRIS SHEN - SHIH YOUNG Chief Accountant: HAO Ze Person in Charge of the Accounting Office : HAO Ze The accompanying notes to the financial statements form an integral part of these financial statements.

Beijing Tongmei Xtal Technology Co., Ltd. B ala n ce Sheet 2019, 2020 and 2021 In RMB Yuan 14 3 - 2 - 1 - 17 Assets Note XV December 31, 2021 December 31, 2020 December 31, 2019 Current assets Cash and bank balances 83,523,225.03 347,248,427.72 74,209,075.27 Notes receivable 14,575,572.80 20,521,471.09 18,206,727.38 Accounts receivable 1 255,871,239.75 182,196,538.27 149,808,186.42 Receivables financing 33,148,777.76 26,585,456.44 13,688,092.00 Prepayments 1,663,414.06 2,200,587.32 551,364.21 Other receivables 2 87,709,024.03 63,736,743.20 64,573,530.62 Inventories 171,236,348.82 171,246,381.30 183,828,877.77 Other current assets 19,450,131.25 1,384,294.03 2,417,179.23 Total current assets 667,177,733.50 815,119,899.37 507,283,032.90 Non - current asset Long - term accounts receivable 155,350,798.44 107,333,746.03 85,360,011.58 Long - term equity investments 3 580,887,351.44 570 , 135,768.73 10,984,620.44 Fixed assets 152,521,209.02 147,140,501.99 158,525,917.91 Construction - in - progress 16,741,925.67 22,905,060.55 21,308,883.83 Intangible assets 14,880,871.41 7,730,172.82 5,631,496.52 Long - term deferred expenses 15,007,834.37 6,427,425.28 2,154,394.51 Deferred income tax assets 16,136,597.35 8,240,556.76 9,300,140.31 Other non - current assets 2,244,643.60 1,311,787.19 181,020.44 Total non - current assets 953,771,231.30 871 , 225,019.35 293,446,485.54 Total assets 1,620,948,964.80 1 , 686,344,918.72 800,729,518.44 Signed by: Legal Representative: MORRIS SHEN - SHIH YOUNG Chief Accountant: HAO Ze Person in Charge of the Accounting Office : HAO Ze The accompanying notes to the financial statements form an integral part of these financial statements.

Beijing Tongmei Xtal Technology Co., Ltd. B ala n ce Sheet (Continued) 2019, 2020 and 2021 In RMB Yuan 15 3 - 2 - 1 - 18 Liabilities and shareholders ’ / owners ’ equity Note XV December 31, 2021 December 31, 2020 December 31, 2019 Current liabilities Short - term borrowings 50,052,694.44 38,049,590.00 40,050,313.33 Accounts payable 99,571,665.44 137,425,752.61 152,851,299.58 Accounts received in advance - - 140,000.00 Contract liabilities 641,681.42 236,074.50 - Staff remuneration payables 14,968,132.96 11,330,906.74 9,662,485.58 Taxes payable 178,998.74 5,617,035.22 4,275,694.94 Other payables 95,592,179.35 461,154,113.13 146,186,625.34 Long - term accounts payable due within one year 1,597,917.21 - - Other current liabilities 83,418.58 35,275.50 - Total current liabilities 262,686,688.14 653,848,747.70 353,166,418.77 Non - current liabilities Long - term accounts payable 6,293,999.48 - - Accrued liabilities 1,847,823.47 1,860,786.83 1,076,864.69 Total non - current liabilities 8,141,822.95 1,860,786.83 1,076,864.69 Total liabilities 270,828,511.09 655,709,534.53 354,243,283.46 Shareholders ’ / owners ’ equity Share capital/paid - in capital 885,426,756.00 817 , 676,478.00 301 , 106,668.53 Capital reserve 4 467 , 591,370.59 57 , 794,585.78 10 , 029,686.16 Surplus reserve - 14 , 896,593.30 14 , 896,593.30 (Loss to offset)/ Undistributed profit (2,897,672.88) 140 , 267,727.11 120 , 453,286.99 Total shareholders ’ / owners ’ equity 1 , 350,120,453.71 1 , 030,635,384.19 446 , 486,234.98 Total liabilities and shareholders ’ / owners ’ equity 1 , 620,948,964.80 1 , 686,344,918.72 800 , 729,518.44 Signed by: Legal Representative: MORRIS SHEN - SHIH YOUNG Chief Accountant: HAO Ze Person in Charge of the Accounting Office : HAO Ze The accompanying notes to the financial statements form an integral part of these financial statements.

Beijing Tongmei Xtal Technology Co., Ltd. Income Statement 2019, 2020 and 2021 In RMB Yuan 16 3 - 2 - 1 - 19 Note XV 2021 2020 2019 Operating income 5 364,596,697.16 408 , 006,748.51 357 , 284,677.79 Less: operating costs 5 326 , 650,830.69 337 , 939,037.52 312 , 636,627.13 Tax and surcharges 3,750,244.37 4 , 214,848.53 4 , 051,738.50 Selling expenses 2,185,902.05 3 , 426,807.86 2 , 925,959.29 Administrative expenses 28,118,593.87 28,706,141.07 27,732,724.57 R&D expenses 38 , 253,568.63 24,826,123.18 14,950,195.11 Financial expenses (1,058,354.36) (7,637,404.58) 1 , 187,923.19 Including: interest expense 2,789,971.57 578 , 535.93 274 , 994.48 Interest income 3,825,101.26 - - Add: other income 1 , 397,017.69 333 , 155.51 2 , 180,907.00 Investment income 6 1,577,656.91 729 , 922.26 (686,196.07) Including: income from investments in associates and joint ventures 761,307.20 1 , 330,443.96 207 , 410.78 Credit impairment loss (1,086,256.88) 330 , 186.15 (397,043.78) Assets impairment loss 645,292.93 4 , 493,898.69 (10,197,188.99) Gains on disposal of assets 7,396,814.06 - 784 , 926.70 Operating (loss)/profit (23,373,563.38) 22 , 418,357.54 (14,515,085.14) Add: non - operating income 134 , 584.38 52 , 554.14 175 , 181.46 Less: non - operating expenses 1,520,295.40 976 , 954.82 739 , 944.70 Total (loss)/profit (24,759,274.40) 21 , 493,956.86 (15,079,848.38) Less: income tax expenses (7,896,040.59) 1 , 679,516.74 (2,271,849.00) Net (loss)/profit (16,863,233.81) 19 , 814,440.12 (12,807,999.38) Including: net (loss)/profit from continuing operation (16,863,233.81) 19 , 814,440.12 (12,807,999.38) Total comprehensive (loss)/income (16,863,233.81) 19 , 814,440.12 (12,807,999.38) Signed by: Legal Representative: MORRIS SHEN - SHIH YOUNG Chief Accountant: HAO Ze Person in Charge of the Accounting Office : HAO Ze The accompanying notes to the financial statements form an integral part of these financial statements.

Beijing Tongmei Xtal Technology Co., Ltd. Statement of Changes in Shareholders ’ /Owners ’ Equity 2019, 2020 and 2021 In RMB Yuan 17 3 - 2 - 1 - 20 2021 Paid - in capital Capital reserve Special reserve Surplus reserve Undistributed profit /(loss to offset) Total shareholders ’ equity I. Balance at the end of prior year and balance at the beginning of current year 817 , 676,478.00 57 , 794,585.78 - 14 , 896,593.30 140 , 267,727.11 1 , 030,635,384.19 II. Change in current year (I) Total comprehensive loss - - - - (16,863,233.81) (16,863,233.81) (II) Capital invested and reduced by shareholders 1. Ordinary shares invested by shareholders 67 , 750,278.00 260 , 984,230.00 - - - 328 , 734,508.00 2. Business combination involving enterprises under common control - 1 , 421,696.83 - - - 1 , 421,696.83 3. Amount of share - based payment included in shareholders’ equity - 5 , 456,040.01 - - - 5 , 456,040.01 4. Others - 736 , 058.49 - - - 736 , 058.49 (III) Internal carry forward of shareholders' equity 1. Shareholding system reform - 141 , 198,759.48 - (14,896,593.30) (126,302,166.18) - (IV) Special reserve 1. Transfer to special reserve in current year - - - - - - 2. Amount utilized in current year - - - - - - III. Balance at the end of current year 885 , 426,756.00 467 , 5 91,370.59 - - (2,897,672.88) 1 , 350,120,453.71 Note: Since January 1, 2021, t he Company has carried out accounting in accordance with the revised lease standards, the application of which does not impact the retained earnings at the beginning of 2021. Signed by: Legal Representative: MORRIS SHEN - SHIH YOUNG Chief Accou ntant: HAO Ze Person in Charge of the Accounting Office : HAO Ze The accompanying notes to the financial statements form an integral part of these financial statements.

Beijing Tongmei Xtal Technology Co., Ltd. Statement of Changes in Shareholders ’ /Owners ’ Equity (Continued) 2019, 2020 and 2021 In RMB Yuan 18 3 - 2 - 1 - 21 2020 Paid - in capital Capital reserve Special reserve Surplus reserve Undistributed profit Total shareholders ’ equity I. Balance at the end of prior year and balance at the beginning of current year 301,106,668.53 10 , 029,686.16 - 14,896,593.30 120 , 453,286.99 446 , 486,234.98 II. Change in current year (I) Total comprehensive income - - - - 19 , 814,440.12 19 , 814,440.12 (II) Capital invested and reduced by shareholders 1. Acquisition of minority equity 65 , 430,100.00 23 , 921,549.42 - - - 89 , 351,649.42 2. Business combination involving enterprises under common control 451 , 139,709.47 17 , 329,345.44 - - - 468 , 469,054.91 3. Amount of share - based payment included in shareholders’ equity - 2 , 678,976.84 - - - 2 , 678,976.84 4. Others - 3 , 835,027.92 - - - 3,835,027.92 (III) Special reserve 1. Transfer to special reserve in current year - - 3 , 486,423.39 - - 3 , 486,423.39 2. Amount utilized in current year - - (3,486,423.39) - - (3,486,423.39) III. Balance at the end of current year 817 , 676,478.00 57 , 794,585.78 - 14,896,593.30 140 , 267,727.11 1 , 030,635,384.19 Note: Since J anuary 1, 2020, t he Company has carried out accounting in accordance with the revised revenue standards, the application of which does not impact the retained earnings at the beginning of 2020. Signed by: Legal Representative: MORRIS SHEN - SHIH YOUNG Chief Accountant: HAO Ze Person in Charge of the Accounting Office : HAO Ze The accompanying notes to the financial statements form an integral part of these financial statements.

Beijing Tongmei Xtal Technology Co., Ltd. Statement of Changes in Shareholders ’ /Owners ’ Equity (Continued) 2019, 2020 and 2021 In RMB Yuan 19 3 - 2 - 1 - 22 2019 Paid - in capital Capital reserve Special reserve Surplus reserve Undistributed profit Total shareholders' equity I. Balance at the end of prior year 301,106,668.53 5 , 291,025.86 - 14,896,593.30 133 , 305,343.98 454 , 599,631.67 Add: Changes in accounting policies - - - - (44,057.61) (44,057.61) II. Balance at the beginning of current year 301,106,668.53 5 , 291,025.86 - 14,896,593.30 133 , 261,286.37 454 , 555,574.06 III. Change in current year (I) Total comprehensive loss - - - - (12,807,999.38) (12,807,999.38) (II) Capital invested and reduced by shareholders - - - - - - 1. Amount of share - based payment included in owners ’ equity - 2,303,276.99 - - - 2,303,276.99 2. Others - 2,435,383.31 - - - 2,435,383.31 (III) Special reserve 1. Transfer to special reserve in current year - - 3 , 650,026.51 - - 3 , 650,026.51 2. Amount utilized in current year - - (3,650,026.51) - - (3,650,026.51) IV. Balance at the end of current year 301 , 106,668.53 10 , 029,686.16 - 14 , 896,593.30 120 , 453,286.99 446 , 486,234.98 Signed by: Legal Representative: MORRIS SHEN - SHIH YOUNG Chief Accountant: HAO Ze Person in Charge of the Accounting Office : HAO Ze The accompanying notes to the financial statements form an integral part of these financial statements.

Beijing Tongmei Xtal Technology Co., Ltd. Cash Flow Statement 2019, 2020 and 2021 In RMB Yuan 20 3 - 2 - 1 - 23 2021 2020 2019 I. Cash flow (used in)/from operating activities: Cash received from sale of goods or rendering of labour services 256,231,539.85 286,410,889.09 330,655,074.13 Refunds of taxes 6,394,856.73 13,559,704.67 11,189,645.53 Ot her cash received in relation to operating activities 3,248,057.09 6,098,913.63 5,599,448.94 Sub - total of cash inflows from operating activities 265 , 874,453.67 306,069,507.39 347,444,168.60 Cash paid for goods and labour services 233,701,559.79 174,987,115.43 161,987,435.35 Cash paid to and on behalf of employees 91,608,674.96 77,400,686.64 82,929,221.15 Payments of taxes 13,602,962.23 4,109,708.71 10,773,115.99 Other cash paid in relation to operating activities 66,386,565.65 47,305,042.39 55,234,816.52 Sub - total of cash outflows from operating activities 405 , 299,762.63 303,802,553.17 310,924,589.01 Net cash flow (used in)/from operating activities (139,425,308.96) 2,266,954.22 36,519,579.59 II. Cash flow used in investing activities: Cash received from return on investment 1,982,947.59 - 1,017,052.41 Cash receipts from investment income 171,145.50 287,340.13 263,461.84 Net cash receipts from disposals of fixed assets, intangible assets and other long - term assets - 503,697.77 165,172.80 Net cash receipts from disposals of subsidiaries and other business units 14 , 000,000.00 - - Other cash receipts relating to investing activities 212 , 892.60 400,622.30 14,692.00 Sub - total of cash inflows from investing activities 16 , 366,985.69 1,191,660.20 1,460,379.05 Cash payments to acquire or construct fixed assets, intangible assets and other long - term assets 93 , 446,182.80 23,932,535.86 22,631,788.81 Cash payments to acquire investments 61 , 700,006.50 15,418,178.82 14,233,106.92 Other cash payments relating to investing activities 9 , 000,000.00 691,872.56 735,064.50 Sub - total of cash outflows from investing activities 164 , 146,189.30 40,042,587.24 37,599,960.23 Net cash flow used in investing activities (147,779,203.61) (38,850,927.04 ） (36,139,581.18) Signed by: Legal Representative: MORRIS SHEN - SHIH YOUNG Chief Accountant: HAO Ze Person in Charge of the Accounting Office : HAO Ze The accompanying notes to the financial statements form an integral part of these financial statements.

Beijing Tongmei Xtal Technology Co., Ltd. Cash Flow Statement (Continued) 2019, 2020 and 2021 In RMB Yuan 21 3 - 2 - 1 - 24 2021 2020 2019 III. Cash flow from financing activities: Cash received from investments 14 , 260,758.00 - - Cash receipts from borrowings 88 , 000,000.00 38,000,000.00 40,000,000.00 Other cash receipts relating to financing activities - 314,473,750.00 - Sub - total of cash inflows from financing activities 102 , 260,758.00 352,473,750.00 40,000,000.00 Cash repayments of borrowings 76 , 000,000.00 40,000,000.00 - Cash payments for distribution of dividends or profits or settlement of interest expenses 2 , 399,609.41 1,918,171.99 608,615.00 Sub - total of cash outflows from financing activities 78 , 399,609.41 41,918,171.99 608,615.00 Net cash flow from financing activities 23 , 861,148.59 310,555,578.01 39,391,385.00 IV. Impact of foreign exchange rate changes on cash and cash equivalents (381,838.71) (932,252.74) 169,122.48 V. Net (decrease) increase in monetary capital and cash equivalents (263,725,202.69) 273,039,352.45 39,940,505.89 Add: opening balance of cash and cash equivalents 347,248,427.72 74,209,075.27 34,268,569.38 VI. Closing balance of cash and cash equivalents 83 , 523,225.03 347,248,427.72 74,209,075.27 Signed by: Legal Representative: MORRIS SHEN - SHIH YOUNG Chief Accountant: HAO Ze Person in Charge of the Accounting Office : HAO Ze The accompanying notes to the financial statements form an integral part of these financial statements.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements 2019, 2020 and 2021 In RMB Yuan 22 3 - 2 - 1 - 25 I. Basic Information Established on September 25, 1998, Beijing Tongmei Xtal Technology Co., Ltd. (formerly known as “ Beijing Tongmei Xtal Technology Limited ” , the “ Company ” ) is a limited liability company incorporated in Beijing, the People ’ s Republic of China with the Unified Social Credit Code of 91110000700004889C, and its domicile at No. 4 Dong Er Street, Tongzhou Industrial Development Zone, Beijing. On September 25, 1998, with the Approval under Ref. Wai Jing Mao Jing Zi [1998] No. 004 55 issued by the Beijing Municipal People ’ s Government, the Company was jointly invested and established as a Sino foreign joint venture (limited liability company) by Beijing Tongzhou Industrial Development Zone Company and AXT, Inc., with a registered capital of USD3.06 million, of which AXT, Inc. and Beijing Tongzhou Industrial Development Zone Company respectively subscribed US D 3.0294 million and US D 30 , 600 .. On October 26, 1998 , AXT, Inc. paid a registered capital of USD250,000 in monetary c apital. On November 17,1998, AXT, Inc. paid a registered capital of USD 209 , 000 in monetary capital. On December 8,1998, Beijing Tongzhou Industrial Development Zone Company contributed USD30,600 in intangible assets. As of December 8,1998, Beijing Tongzho u Industrial Development Zone Company has made a total contribution of USD30,600 with intangible assets, and AXT, Inc. has made a total contribution of USD459,000 in monetary capital .. The above capital contributions were verified by Beijing Wenqi Certified Public Accountants Co., Ltd. who issued the Capital Verification Report with Ref. <98> Wen Yan Zi No. 031 accordingly. On March 5, 1999, AXT, Inc. paid a registered capital of USD1 million in monetary capital .. As of March 5, 1999, Beijing Tongzhou Industrial Development Zone Company has contributed USD30 , 600 intotal , and AXT, Inc. has contributed USD1 , 459 , 000 in total. Zhongda Certified Public Accountants Co., Ltd. verified the above capital contributions and issued the Capital Verification Report with Ref. <1999> D a Yan Zi No. 2003 accordingly .. On November 8,1999, AXT, Inc. paid a registered capital of US D 42 , 300 in monetary capital. O n November 11,1999, it paid a registered capital of USD300 , 000 , in monetary capital .. As of November 11,1999, Beijing Tongzhou Industrial Development Zone Company has contributed USD30 , 600 and AXT, Inc. has contributed USD1 , 801 , 300. Beijing Zhongyucai Certified Public Accountants Co., Ltd. verified the said capital contribution s and issued the Capital Verification Report with Ref. (99) Z hongyucai Yan Zi No. 017 accordingly .. On June 28, 2000, AXT, Inc. paid a registered capital of USD1 , 228 , 100 in moneta ry capital .. As of June 28, 2000, Beijing Tongzhou Industrial Development Zone Company has contributed USD30 , 600 in total, and AXT, Inc. has contributed USD3 , 029 , 400 in total, with the registered capital of USD3 , 060 , 000 having been fully paid .. Beijing Zhong yucai Certified Public Accountants Co., Ltd. verified the above capital contributions and issued the Capital Verification Report with Ref. (2000) Zhongyucai Yan Zi No. 018.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

I. Basic Information (Continued)

On July 24, 2000, Beijing Tongzhou Foreign Economic Relations and Trade Commission issued the Approval with Ref. [2000] Tong Wai Jing Mao No. 81, permitting transfer by Beijing Tongzhou Industrial Development Zone Company of all its 1% shares in the joint venture to AXT, Inc., agreed to change the Company from a joint venture to a wholly-owned enterprise, and agreed to increase the registered capital of the Company from the original USD3.06 million to USD5.06 million.

On September 15, 2000, AXT, Inc. paid a registered capital of USD1 million in monetary capital. As of september15, 2000, Beijing Tongzhou Industrial Development Zone Company has completed the equity transfer, and AXT, Inc. has made a total contribution of USD4.06 million. Beijing Zhongyucai Certified Public Accountants Co., Ltd. verified the above-mentioned capital contribution and issued the Capital Verification Report for Change Registration with Ref. (2000) Zhongyucai Yan Zi No. 021 accordingly.

On February 20, 2001, AXT, Inc. paid a registered capital of USD1 million in monetary capital. As of February 21, 2001, AXT, Inc. has contributed a total of USD5.06 million and paid up a registered capital of USD 5.06 million. Beijing Zhongyucai Certified Public Accountants Co., Ltd. verified the above capital contribution and issued the Capital Verification Report with Ref. (2001) Zhongyucai Yan Zi No. 007 accordingly.

On April 5, 2001, Beijing Tongzhou Foreign Economic Relations and Trade Commission granted the Approval with Ref. Jing Jing Mao Zi [2001] No. 210, permitting increase of the Company's registered capital from the original USD5.06 million to USD15.06 million. On June 11, 2001, AXT, Inc. paid a registered capital of USD1.5 million in monetary capital. As of June11, 2001, AXT, Inc. has contributed USD6.56 million in total. Beijing Jingcheng Certified Public Accountants Co., Ltd. verified the above capital contribution and issued the Capital Verification Report with Ref. Jingcheng Kuai Yan Zi (2001) No. 058 accordingly.

On July 5, 2001, AXT, Inc. paid a registered capital of USD3 million in monetary capital. As of July 5, 2001, AXT, Inc. has contributed a total of USD9.56 million. Beijing Jingcheng Certified Public Accountants Co., Ltd. verified the above capital contribution and issued the Capital Verification Report with Ref. Jingcheng Kuai Yan Zi (2001) No. 067.

On January 28, 2002, AXT, Inc. paid a registered capital of USD1 million in monetary capital. As of January 28,2002, AXT, Inc. has contributed USD10.56 million in total. Beijing Jingcheng Certified Public Accountants Co., Ltd. verified the above capital contribution and issued the Capital Verification Report with Ref. Jingcheng Kuai Yan Zi (2002) No. 014 accordingly.

23
3-2-1-26

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 24 3 - 2 - 1 - 27 I. Basic Inf ormation (Continued) On June 26, 2002, AXT, Inc. paid a registered capital of USD1 million in monetary capital .. As of June 26, 2002, AXT, Inc. has contributed USD11.56 million in total. Beijing Jingcheng Certified Public Accountants Co., Ltd. verified the above capital contribution and issued the Capital Verification Report with Ref. Jingcheng Kuai Yan Zi (2002) No. 039 accordingly .. On July 20, 2002, AXT, Inc. increased its paid in capital by US D 193 , 4700 from the undistributed profits of the company .. As of July 20, 2002, AXT, Inc. has made a total contribution of USD13.4947 million. Beijing TOPSON Certified Public Accountants Co., Ltd. verified the above capital contribution , issuing the Capital Verification Report with Ref. TOPSON Yan Zi [200 2] No. 2049 accordingly .. On August 8, 2002, AXT, Inc. paid a registered capital of USD1.5653 million in monetary capital .. As of August 8, 2002, AXT, Inc. has contributed USD15.06 million in total and paid US D 15.06 million in registered capital .. Beijing TO PSON Certified Public Accountants Co., Ltd. verified the above capital contribution and issued the Capital Verification Report with Ref. TOPSON Yan Zi [2002] No. 2057 accordingly .. The Company increased its registered capital from USD8 million to USD23.06 million according to its resolution dated September 30, 2002 on amending the articles of association. On May 26, 2003, AXT, Inc. converted the Company ’ s capital reserve into paid - in capital of USD1,669,100. As of May 26, 2003, AXT, Inc. has contributed USD16.7291 million in total. Beijing TOPSON Certified Public Accountants Co., Ltd. verified the above capital contribution, issuing the Capital Verification Report with Ref. TOPSON Yan Zi [2003] No. 2022 therefor. On M ay 18, 2004, AXT, Inc. converted the Company ’ s undistributed profits to paid - in capital of USD5 , 056 , 700. As of M ay 18, 2004, AXT, Inc. has made a total contribution of USD21.7858 million. The above capital contr ibutions were verified by Beijing TOPSON Certified Public Accountants Co., Ltd. who issued the Capital Verification Report with Ref. TOPSON Yan Zi [2004] No. 2012 accordingly .. On July 20, 2005, AXT, Inc. , through conversion of the Company ’ s undistributed profits , increased the paid - in capital by USD1 , 274 , 200. As of July 20,2005, AXT, Inc. has contributed US D 23.06 million in total , with the registered capital of US D 23.06 million having been fully paid .. Beijing TOPSON Certified Public Accountants Co., Ltd. verified the above capital contribution and issued the Capital Verification Report with Ref. TOPSON Yan Zi [2005] No. 2017 accordingly ..

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

I. Basic Information (Continued)

According to the resolution of its board of directors and the resolution on amending its articles of association dated June 20, 2006, the Company increased its registered capital from USD2.28 million to USD25.34 million. On September 11, 2006, AXT, Inc. converted the Company's undistributed profits to paid-in capital of USD2.28 million. As of September 11, 2006, AXT, Inc. has contributed a total of USD25.34 million and paid in the registered capital of USD 25.34 million. Beijing TOPSON Certified Public Accountants Co., Ltd. verified the above capital contribution, issuing the Capital Verification Report with Ref. TOPSON Yan Zi [2006] No. 2040 accordingly.

According to the resolution of its board of directors and the resolution on amending its articles of association dated November 1, 2007, the Company increased its registered capital from USD4.79 million to USD30.13 million. On December 8, 2007, AXT, Inc. converted the Company's undistributed profits to paid-in capital of USD3.194 million. As of December 18, 2007, AXT, Inc. has made a total contribution of USD28.534 million. The above capital contributions were verified by Beijing TOPSON Certified Public Accountants Co., Ltd. who issued the Capital Verification Report with Ref. TOPSON Yan Zi [2007] No. 2033 therefor.

On August 12, 2008, AXT, Inc. converted the Company's undistributed profits to paid-in capital of USD1.596 million. As of August 12, 2008, AXT, Inc. has contributed USD30.13 million in total and paid in the registered capital of USD 30.13 million. Beijing TOPSON Certified Public Accountants Co., Ltd. verified the capital contribution and issued the Capital Verification Report with Ref. TOPSON Yan Zi [2008] No. 2033 accordingly.

As per the resolution of its board of directors dated May 11, 2011, the Company increased its registered capital from USD9 million to USD39.13 million. On September 9, 2011, AXT, Inc. paid a registered capital of USD4 million in monetary capital. As of October 12, 2011, AXT, Inc. has made a total contribution of USD34.13 million. Beijing TOPSON Certified Public Accountants Co., Ltd. verified the capital contributions, issuing the Capital Verification Report with Ref. TOPSON Yan Zi [2011] No. 2027 therefor.

On February 2, 2012, AXT, Inc. paid a registered capital of USD5 million in monetary capital. As of February 13, 2012, AXT, Inc. has contributed a total of USD39.13 million and paid in the registered capital of USD 39.13 million. Beijing TOPSON Certified Public Accountants Co., Ltd. verified the capital contribution and issued the Capital Verification Report with Ref. TOPSON Yan Zi [2012] No. 2010 therefor.

25
3-2-1-28

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 26 3 - 2 - 1 - 29 I. Basic Information (Continued) On December 14, 2020, the Company made an industrial and commercial change in the currency of its registered capital, changing its registered capital from the original USD39.13 million to RMB301,106,668.53 and the paid in capital of RMB 301 , 106 , 668.53. Acc ording to the resolution of the general meeting dated December 25, 2020, the relevant agreements and the amended articles of association, the registered capital was increased by RMB519,853,650.47. Upon the change, the Company ’ s registered capital amounted to RMB820,960,319.00 .. AXT, Inc. subscribed RMB 451139709.47 with its 100.00% equity of Baoding Tongmei Xtal Manufacture Co., Ltd., Chaoyang Tongmei Xtal Technology Co., Ltd., Nanjing Jinmei Gallium Co., Ltd., 91.50% equity of Chaoyang Jinmei Gallium Co., Ltd. and 67.00% equity of Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. accounting for 54.95% of the registered capital ; Beijing B omeilian Special Ceramics Co., Ltd. subscribed RMB 50 , 981 , 400.00 with its 27.00% equity of Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. , accounting for 6.21% of the registered capital ; Zhongke Hengye (Tianjin) Technology Development Partnership (L.P.) subscribed RMB 11 , 329 , 200.00 with its 6.00 % equity of Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. , accounting for 1.38% of the registered capital ; Nanjing Jinchao Business Management Partnership (L.P.) subscribed RMB 3 , 119 , 500.00 with its 8.50% equity of Chaoyang Jinmei Galliu m Co., Ltd., accounting for 0.38% of the registered capital ; Beijing Dingmei Technology Development Center (L.P.) subscribed RMB 1 , 729 , 136.00 in currency, accounting for 0.21% of the registered capital; Beijing Liaoyan Technology Development Center (L.P.) subscribed RMB 697 , 721.00 in currency, accounting for 0.08% of the registered capital ; Boyu Hengye (Tianjing) Technology Development Partnership (L.P.) subscribed RMB 637 , 050.00 in currency, accounting for 0.08% of the registered capital; Boyu Yingchuang (Tianjing) Technology Development Partnership (L.P.) subscribed RMB 219934.00 in currency, accounting for 0.03% of the registered capital. The business license of the C ompany was renewed by Beijing Tongzhou District Administration for Market Reg ulation on December 29, 2020, and the registration of foreign trade operator was completed on January 8, 2021.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

I. Basic Information (Continued)

According to the resolution of the general meeting dated January 21, 2021, the amended articles of association and the relevant executed agreements, the Company applied to increase its registered capital by RMB64,466,437.00 and the changed registered capital wasRMB 885,426,756.00. Among the changed registered capital, RMB13,156,415.00, accounting for 1.49% of such registered capital, was subscribed to by Haitong Innovation Securities Investment Co., Ltd.; RMB11,840,774.00, accounting for 1.34% of such registered capital, was subscribed to by Liaoning Haitong New Driving Force Equity Investment Fund Partnership (L.P.); RMB8,942,416.00, accounting for 1.01% of such registered capital, was subscribed to by Fujian Anxin Industrial Investment Fund Partnership (L.P.); RMB6,955,797.00, accounting for 0.79% of such registered capital, was subscribed to by Hefei Huadeng II Integrated Circuit Industrial Investment Fund Partnership (L.P.); RMB5,961,172.00, accounting for 0.67% of such registered capital, was subscribed to by Jinggangshan Meicheng Equity Investment Partnership (L.P.); RMB4,604,745.00, accounting for 0.52% of such registered capital, was subscribed to by Liaoning Haitong New Energy Low-carbon Industry Equity Investment Fund Co., Ltd.; RMB3,974,553.00, accounting for 0.45% of such registered capital, was subscribed to by Qingdao Xinxing I Equity Investment Fund Partnership (L.P.); RMB3,974,553.00, accounting for 0.45% of such registered capital, was subscribed to by Qiji (Hangzhou) Investment Counseling Co., Ltd.; RMB1,766,907.00, accounting for 0.20% of such registered capital, was subscribed to by Gongqingcheng Yihua Tongze Investment Partnership (L.P.); RMB1,315,642.00, accounting for 0.15% of such registered capital, was subscribed to by Shangrong Baoying (Ningbo) Investment Center (L.P.); RMB993,611.00, accounting for 0.11% of such registered capital, was subscribed to by Hangzhou Jingyue Technology Development Partnership (L.P.); RMB860,468.00, accounting for 0.10% of such registered capital, was subscribed to by Xiamen Heyong Zhicheng Equity Investment Partnership (L.P.); and RMB119,384.00, accounting for 0.01% of such registered capital, was subscribed to by Lumentime Semiconductor Equipment (Shanghai) Co., Ltd.. Meanwhile, the registered capital of RMB4,907,343.00 held by Beijing Bomeilian Special Ceramics Co., Ltd. was transferred to AXT, Inc., and that of RMB10,463,911.00 held by Zhongke Hengye (Tianjin) Technology Development Partnership (L.P.) was transferred to Liaoning Zhuomei Hi-tech Equity Investment Fund Partnership (L.P.). A business license of the Company was issued by Beijing Tongzhou District Administration for Market Regulation on January 25, 2021, and the registration of foreign trade operator was completed on January 28, 2021.

As of January 28, 2021, the above-mentioned subscribed capital contributions have been fully paid.

27
3-2-1-30

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 28 3 - 2 - 1 - 31 I. Basic Information (Continued) On April 16, 2021, pursuant to the general meeting resolution and the initiato r agreement of the C ompany, the former shareholders of the C ompany , namely AXT, Inc. , Beijing Bomeilian Special Ceramics Co., Ltd., Haitong Innovation Securities Investment Co., Ltd., Liaoning Haitong New Driving Force Equity Investment Fund Partnership (L.P.), Liaoning Zhuomei Hi - tech Equity Investment Fund Partnership (L.P.), Fujian Anxin Industrial Investment Fund Partnership (L.P.), Hefei Huadeng II Integrated Circuit Industrial Investment Fund Partnership (L.P.), Jinggangshan Meicheng Equity Investment Partnership (L.P.), Liaoning Haitong New Energy Low - carbon Industry Equity Investment Fund Co., Ltd., Qingdao Xinxing I Equity Investment Fund Partnership (L.P.), Qiji (Hangzhou) Investment Counseling Co., Ltd., Nanjing Jinchao Business Management Partnership (L.P.), Gongqingcheng Yihua Tong ze Investment Partnership (L.P.), Beijing Dingmei Technology Development Center (L.P.), Shangrong Baoying (Ningbo) Investment Center (L.P.), Hangzhou Jingyue Technology Development Partnership (L.P.), Zhongke Hengye (Tianjin) Technology Development Partner ship (L.P.), Xiamen Heyong Zhicheng Equity Investment Partnership (L.P.), Beijing Liaoyan Technology Development Center (L.P.), Boyu Hengye (Tianjing) Technology Development Partnership (L.P.), Boyu Yingchuang (Tianjing) Technology Development Partnership (L.P.) and Lumentime Semiconductor Equipment (Shanghai) Co., Ltd., in their capacities of initiator s , restructured Beijing Tongmei Xtal Technology Limited as a whole into a joint stock limited company in accordance with the law. The initiators were grante d equity in proportion to their actual contribution s to Beijing Tongmei Xtal Technology Limited , based on the audited net assets of the C ompany in the amount of RMB 1 , 345 , 479 , 418.19 as of January 31, 2021 , of which RMB 885 , 426 , 756 ..00 was converted into 885 , 4 26 , 756 shares , the total shares, at a ratio of 1:1 with a par value of RMB 1 per share, and the remainder of RMB 460 , 052 , 662.19 was included as the capital reserve. The restructuring was verified by Ernst & Young Huaming Certified Public Accountants who issued the Capital Verification Report with Ref. E Y (2021) Y an Z i No. 61641535_ B03 therefor .. On April 16, 2021, the C ompany registered with Beijing Tongzhou District Administration for Market Regulation and obtained a bus iness license having the registration number of “9111000070004889 C ”.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 29 3 - 2 - 1 - 32 I. Basic Information (Continued) The Company ’ s ownership structure as of December 31, 2021 is as follows: Shareholder Name Registered capital and share capital Proportio n (%) RMB AXT, Inc. 757 , 153,721.00 85.51 % Beijing Bomeilian Special Ceramics Co., Ltd. 46 , 074,057.00 5.20 % Haitong Innovation Securities Investment Co., Ltd. 13 , 156,415.00 1.49 % Liaoning Haitong New Driving Force Equity Investment Fund Partnership (L.P.) 11 , 840,774.00 1.34 % Liaoning Zhuomei Hi - tech Equity Investment Fund Partnership (L.P.) 10 , 463,911.00 1.18 % Fujian Anxin Industrial Investment Fund Partnership (L.P.) 8 , 942,416.00 1.01 % Hefei Huadeng II Integrated Circuit Industrial Investment Fund Partnership (L.P.) 6 , 955,797.00 0.79 % Jinggangshan Meicheng Equity Investment Partnership (L.P.) 5 , 961,172.00 0.67 % Liaoning Haitong New Energy Low - carbon Industry Equity Investment Fund Co., Ltd. 4 , 604,745.00 0.52 % Qingdao Xinxing I Equity Investment Fund Partnership (L.P.) 3 , 974,553.00 0.45 % Qiji (Hangzhou) Investment Counseling Co., Ltd. 3 , 974,553.00 0.45 % Nanjing Jinchao Business Management Partnership (L.P.) 3 , 119,500.00 0.35 % Gongqingcheng Yihua Tongze Investment Partnership (L.P.) 1 , 766,907.00 0.20 % Beijing Dingmei Technology Development Center (L.P.) 1 , 729,136.00 0.20 % Shangrong Baoying (Ningbo) Investment Center (L.P.) 1 , 315,642.00 0.15 % Hangzhou Jingyue Technology Development Partnership (L.P.) 993 , 611.00 0.11 % Zhongke Hengye (Tianjin) Technology Development Partnership (L.P.) 865 , 289.00 0.10 % Xiamen Heyong Zhicheng Equity Investment Partnership (L.P.) 860 , 468.00 0.10 % Beijing Liaoyan Technology Development Center (L.P.) 697 , 721.00 0.08 % Boyu Hengye (Tianjing) Technology Development Partnership (L.P.) 637 , 050.00 0.07 % Boyu Yingchuang (Tianjing) Technology Development Partnership (L.P.) 219 , 934.00 0.02 % Lumentime Semiconductor Equipment (Shanghai) Co., Ltd. 119 , 384.00 0.01 % Total 885 , 426,756.00 100.00 % The main business activities of Beijing Tongmei Xtal Technology Co., Ltd. and its subsidiaries (the “ Group ” ) are : production, research and development of single crystal polished wafers and related semiconductor materials and ultra pure elements; sale of self - produced products; wholesale, acting as commission agency (except for auction), import and export of semiconductor materials and products (not involving state trading commodities, with commodities involving quota and license management to be handled upon application in accordance with relevant provisions of the state), and rendering of consulting, technology and after - sales services. AXT, Inc. is the parent company and ultimate parent company of the Group.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 30 3 - 2 - 1 - 33 I. Basic Information (Continued) The financial statements have been approved by the Company ’ s board of directors on March 15, 2022. The consolidation scope of the consolidated financial statements is determined on the basis of control. See Note VI for changes during the reporting period. II. Basis of Preparation of Financial Statements The financial statements are prepared in accordance with the Accounting Standards for Business Enterprises - Basic Standards promulgated by the Ministry of Finance and such specific accounting standards, application guidelines, interpretations and other r elevant provisions issued and revised thereafter (collectively referred to as the “ Accounting Standards for Business Enterprises ” ). The financial statements are presented on a going concern basis. In the preparation of the financial statements, except for certain financial instruments, the historical cost is taken as the valuation principle. If the asset decreases in value, the provision for impairment of assets should be made according to relevant regulations. III. Significant Accounting Polici es and Accounting Estimates The Group, based on its actual production and operation characteristics, developed specific accounting policies and accounting estimates which are mainly reflected in bad debt provision for receivables, accounting method of inv entories , depreciation of fixed assets, amortization of intangible asset, recognition and measurement of revenue, etc. 1. Statement of compliance with Accounting Standards for Business Enterprises T he financial statements have been prepared in accordanc e with the Accounting Standards for Business Enterprise s, and present truly and completely, the Company ’ s and the Group's financial position as of 31 December 201 9, 31 December 2020 and 31 December 2021 , and the results of operations and cash flows for the year s then ended. 2. Accounting period T he Group has adopted the calendar year as its accounting year, i.e. from 1 January to 31 December.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

III. Significant Accounting Policies and Accounting Estimates - continued

3. Recording currency

The Group chooses RMB as its recording currency and adopts RMB to prepare the financial statements. All amounts are presented in RMB unless otherwise specified.

The subsidiaries of the Group take the currencies of the primary economic environments in which they operate as their recording currencies, which are translated into RMB in preparing the financial statements.

4. Business combination

Business combinations are classified into business combinations involving enterprises under common control and business combinations not involving enterprises under common control.

Business combinations involving enterprises under common control

A business combination involving enterprises under common control is a business combination in which all of the participating enterprises are ultimately rather than transitorily controlled by the same party or parties both before and after the combination. For a business combination involving enterprises under common control, the party that obtains control over the other participating enterprises at the combining date is the combining party, while the other participating enterprises are the combined party. The combining date is the date on which the combining party obtains control over the combined party.

Assets and liabilities obtained by the combining party through business combination involving enterprises under common control (including the goodwill arising from the ultimate controlling party's acquisition of the combined party) shall be accounted for on the basis of the carrying amounts recorded in the financial statements of the ultimate controlling party at the date of the combination. The difference between the carrying amount of the net assets obtained and the carrying amount of the consideration paid for the combination (or total par value of the issued shares) is adjusted to the share premium in capital reserve. If the share premium is not sufficient to absorb the difference, any excess shall be adjusted against retained earnings.

Where a business combination involving enterprises under common control is achieved in steps through multiple transactions, to the extent that the combining party and the combined party are under the common control of the ultimate controlling party, the assets and liabilities of the combined party are included in the comparative financial statements of the consolidated financial statements, and the increase in net assets due to the combination is adjusted against the shareholders' equity in the comparative financial statements.

31
3-2-1-34

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 32 3 - 2 - 1 - 35 III. Significant Accounting Policies and Accounting Estimates - continued 5. Consolidated financial statements The scope of consolidation of the consolidated financial statements is determined based on control and includes the financial state ments of the Company and all its subsidiaries. A subsidiary herein refers to an entity controlled by the Company (inclusive of the divisible part of an enterprise and investee, as well as the structured entity controlled by the Company, etc.) In preparing the consolidated financial statements, the subsidiaries adopt the accounting year/period and accounting policies that are consistent with that of the Company. The assets, liabilities, equity, revenue, expenses and cash flows arising from intra - group trans action are eliminated in full upon consolidation. Where the loss attributable to minority shareholders of the subsidiary exceed their shares of shareholders ’ equity of the subsidiary at the beginning of the period, the excess is still charged against mino rity interests. For a subsidiary acquired through business combination involving enterprises under common control, the results of operation and cash flows of the combined party are included in the consolidated financial statements since the beginning of t he period of combination. In preparing the comparative consolidated financial statements, the related items in the financial statements of prior period are adjusted as if the reporting entity arising from the combination has always existed since it came in to control of the ultimate controlling party. Where the change in relevant facts and circumstances results in the changes in one or several elements of control, the Group will reassess whether it has control of the investee. The changes in minority interests that do not result in loss of control are accounted for as equity transactions. 6. Cash and cash equivalents Cash refers to cash on hand and deposits that can be readily withdrawn on demand. Cash equivalents refer to the Group's short - term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value ..

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

III. Significant Accounting Policies and Accounting Estimates - continued

7. Translation of transactions and financial statements denominated in foreign currencies

For transactions denominated in foreign currencies, the Group translates the foreign currency amounts into recording currency amounts.

A foreign currency transaction is translated into recording currency, on initial recognition, by applying the spot exchange rate on the date of transaction. At the balance sheet date, the foreign currency monetary items are translated by applying the spot exchange rates prevailing at the balance sheet date. The resulting differences from settlement and translation of foreign currency monetary items are included in profit or loss for the period, except that exchange differences related to a specific-purpose borrowing denominated in foreign currency that qualify for capitalization are accounted for according to the principle of capitalization. Foreign currency non-monetary items measured at historical cost are translated to the amounts in recording currency at the spot exchange rates on the dates of the transactions and the amounts in recording currency remain unchanged. Foreign currency non-monetary items measured at fair value are re-translated at the spot exchange rate on the date the fair value is determined, and the resulting difference is recognized in profit and loss or as other comprehensive income.

For foreign operations, the Group translate the recording currency into RMB when preparing the financial statements: items of assets and liabilities in the balance sheet are translated by applying the spot exchange rate prevailing at the balance sheet date, while the items of shareholder's equity other than "undistributed profit" are translated by applying the spot exchange rate on the date of transaction; the items of revenue and expenses in income statement are translated by the applying the weighted average exchange rate for the period in which the transaction is incurred (unless the fluctuation in exchange rate makes such exchange rate inappropriate, in which case the spot exchange rate on the date of transaction is applied). The differences of translation of financial statements denominated in foreign currencies arising from the above translations are recognized as other comprehensive income. Upon disposal of foreign operations, other comprehensive income relating to such foreign operations are transferred to profit or loss for the period of disposal. For partial disposal, the amount transferred to profit or loss is calculated according to the proportion of disposal.

Foreign currency cash flows and cash flows of overseas subsidiaries are translated by applying the average exchange rate for the period in which the cash flows are incurred (unless the fluctuation in exchange rate makes such exchange rate inappropriate, in which case the spot exchange rate on the date when the cash flows are incurred is applied). The effect of foreign exchange rate changes on cash are treated as reconciliation items and separately presented in the cash flow statement.

33
3-2-1-36

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 34 3 - 2 - 1 - 37 III. Significant Accounting Policies and Accounting Estimates - continued 8. Financial instruments A financial instrument is a contract that forms a financial asset of an entity and forms a financial liability or equity instrument of other entities. Recognition and derecognition of financial instruments A f inancial asset or financial liabilit y is recognized when the Group becomes a party to the contractual provisions of the financial instrument. The Group derecognizes a financial asset (or part of it, or part of a group of similar financial assets), i.e. write off from its account and balance sheet, when all the following criteria are satisfied: (1) The rights to the cash flows from the financial asset become expired; (2) The group has transferred the rights to the cash flows of the financial asset , or assumed the obligation to immediately pay the cash flows received to third party in full amount under the “ pass - through arrangement ” ; and (a) has transferred substantially all the risks and rewards of the ownership of the financial asset, or (b) has neither transferred nor retained substantially all the risks and rewards of the ownership of the financial asset, but has not retained control of the financial asset. If the obligations under a financial liability have been satisfied, canceled or beco me expired, the financial liability is derecognized. If an existing financial liability is replaced by the same creditor with another financial liability having completely different terms in substance, or the terms and conditions of the existing liability have been substantially changed, such replacement or change is accounted for as derecognition of the original liability and recognition of a new liability, with any resulting difference included in profit or loss for the period. All regular way purchases or sales of financial assets are recogni z ed and derecogni z ed on a trade date basis .. R egular way purchases or sales of financial assets refer to the financial assets are received or delivered within the period stipulated by laws and regulation or general practices in accordance with the contractual provisions. Trade date refers to the date of purchase or sale of the financial assets as committed by the Group.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 35 3 - 2 - 1 - 38 III. Significant Accounting Policies and Accounting Estimates - continued 8. Finan cial instruments - continued Classification and measurement of financial assets On initial recognition, the Group’s financial assets are classified into financial assets at fair value through profit or loss ( “ FVPL ” ) , financial assets at amortized cost an d financial assets at fair value through other comprehensive income ( “ FVTOCI ” ) according to the business model applied to manage the financial assets and the characteristics of the contractual cash flows from the financial assets. Financial assets are measured at fair value upon initial recognition. However, the accounts receivable or notes receivable arising from sales of goods or rendering of services are initially measured at transaction price as they do not contain significant financing components o r the financing component that does not exceeding one year is not considered. For financial assets at FVTPL, relevant transaction costs are immediately included in profit or loss for the period. The transaction costs of other categories of financial asset s are included in their initially recognized amount. The subsequent measurement of financial assets depends on its classification: Debt instrument investments measured at amortized cost A financial asset is classified as at amortized cost if all the following criteria are satisfied: the financial asset is managed within a business model whose objective is to hold the financial asset in order to collect contractual cash flows; and the contractual terms of the financial asset give rise on specific dates to cash flows that are solely payment of principal and interest on the principal amount outstanding. For such category of financial assets, the interest income is calculated using effective interest method, and the gains or losses on derecognition, change or impairment are included in profit or loss for the period. Debt instrument investments at FVTOCI A financial asset is classified as at FVTOCI if all the following criteria are satisfied: the financial asset is managed within a business model whose obj ective is achieve by both collecting contractual cash flows and selling the financial asset; and the contractual terms of the financial asset give rise on specific dates to cash flows that are solely payment of principal and interest on the principal amoun t outstanding. For such category of financial assets, the interest income is calculated using effective interest method. Except for interest income, impairment losses and exchange differences which are recognized in profit or loss for the period, other cha nges in fair value are included in other comprehensive income. Upon derecognition of the financial asset, the

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 36 3 - 2 - 1 - 39 accumulated gains or losses previously recognized in other comprehensive income are transferred to profit or loss for the period. III. Significa nt Accounting Policies and Accounting Estimates - continued 8. Financial instruments - continued Classification and measurement of financial assets - continued Financial assets at FVTPL The financial assets other than the above financial assets at amortized cost and financial assets at FVTOCI are classified as financial assets at FVTPL. Financial assets at FVTPL are subsequently measured at fair value with changes in fair value included in profit or loss for the period. Classification and measurement of financial liabilities The Group ’ s financial liabilities, upon initial recognition, are classified as financial liabilities at FVTPL and other financial liabilities. For financial liabilities at FVTPL, relevant transaction costs are immediat ely recognized in profit or loss. Relevant transaction costs of other financial liabilities are included in the initially recognized amount. Subsequent measurement of financial liabilities depends on the classification: F inancial liabilities at FVTPL F i nancial liabilities at FVTPL include held - for - trading financial liabilities (inclusive of derivative financial liabilities) and financial liabilities designated as at FVTPL upon initial recognition. Held - for - trading financial liabilities (inclusive of deri vative financial liabilities) are subsequently measured at fair value, with changes in fair value included in profit or loss for the period. Financial liabilities designated as at FVTPL are subsequent measured at fair value, with fair value changes include d in profit or loss for the period, except that the fair value changes arising from the changes in the Group ’ s own credit risk which are included in other comprehensive income; if the recognition of fair value changes arising from the changes in the Group ’ s own credit risk in other comprehensive income will result in or enlarge the accounting mismatch in profit or loss, the Group will recognize all the fair value changes (including those arising from the changes in the Group ’ s own credit risk) in profit or loss for the period. Other financial liabilities For such financial liabilities, the effective interest rate method is used for subsequent measurement at amortized cost.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 37 3 - 2 - 1 - 40 III. Significant Accounting Policies and Accounting Estimates - continued 8. Financial instruments - continued Impairment of financial instruments The Group accounts for the impairment and recognizes loss allowance for financial assets at amortized cost and debt instrument investments at FVTOCI on the basis of expec ted credit loss ( “ ECL ” ). For receivables and contract assets that do not contain significant financing component, the Group applies simplified approach to measure the loss allowance at an amount equivalent to lifetime ECL. For receivables containing sign ificant financing component, the Group selects to apply simplified approach to measure the loss allowance at an amount equivalent to lifetime ECL. For financial assets other than above financial assets measured using simplified approach, the Group assesse s at each balance sheet date whether the credit risk of the financial assets has increased significantly since initial recognition. If the credit risk has not increased significantly since initial recognition, the Group categorize the financial assets as a t stage 1 and measures the loss allowance at an amount equivalent to 12 - month ECL, and calculates the interest income by applying effective interest rate to the carrying amount of the financial assets; If the credit risk has increased significantly since i nitial recognition but the financial assets have not become credit - impaired, the Group categorize the financial assets as at stage 2 and measures the loss allowance at an amount equivalent to lifetime ECL, and calculates the interest income by applying eff ective interest rate to the carrying amount of the financial assets; If the financial assets have become credit - impaired after initial recognition, the Group categorize the financial assets as at stage 3 and measures the loss allowance at an amount equival ent to lifetime ECL, and calculates the interest income by applying effective interest rate to the amortized cost of the financial assets. The Group assesses the expected credit loss of financial instruments on individual and portfolio basis. The Group as sesses the expected credit loss of accounts receivable, receivables financing, notes receivable, other receivables and long - term accounts receivable on the basis of portfolio of aging after taking into account the credit risk characteristics of different c ustomers.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 38 3 - 2 - 1 - 41 III. Significant Accounting Policies and Accounting Estimates - continued 8. Financial instruments - continued Impairment of financial instruments - continued For accounts receivable categorized into portfolios, where there is clear evidence indicating that the receivables can not be recovered or possibility to recover the receivables is minor, a full amount or partial bad debt provision shall be made. The clear evidences include bankruptcy, death or insolvency of the debtor, the trade receivable that can not be recovered through litigation or collection, severely inadequate cash flows, etc. In addition, the Group, at the end of each quarter, measures bad debt pr ovision at an amount equivalent to lifetime ECL. The Group categorizes the accounts receivable into two levels by risk characteristics, including: Level 1 portfolio, i.e. portfolio with low risk, representing the related parties of the Group and entities under the large - sized group with the background of state - owned assets; Level 2 portfolio, i.e. portfolio with medium risk, representing other entities other than those included in level 1. The Group assesses the above two portfolios of accounts receiva ble respectively using ECL model. The expected credit loss ratios are set out in Note V, 3. Criteria of determining significant increase in credit risk, definition of credit - impaired assets, assumptions on measurement of ECL are set out in Note VIII, 3. When the Group is no longer reasonably certain that the contractual cash flows from the financial assets can be fully or partially recovered, the Group directly write down the carrying amount of the financial assets. Offsetting of financial instruments Where the Group has a legal right that is currently enforceable to set off the recognized financial asset and financial liability, and intends either to settle on a net basis, or to realize the financial asset and settled the financial liabili ty simultaneously, a financial asset and a financial liability shall be offset and the net amount is presented on the balance sheet.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 39 3 - 2 - 1 - 42 III. Significant Accounting Policies and Accounting Estimates - continued 8. Financial instruments - continued Trans fer of financial assets A financial asset is derecognized by the Group when substantially all the risks and rewards of ownership of the financial asset is transferred to the transferee; otherwise, the financial asset is not derecognized. Where the Group neither transfers nor retains substantially all the risks and rewards of ownership of a financial asset, the accounting treatments are respectively as follows: if the Group has not retained control of the financial asset, the Group derecognize the fi nancial asset and recognizes the resulting assets and liabilities; if the Group has retained control of the financial asset, the Group recognizes the financial asset to the extent of its continuing involvement in the transferred asset and recognizes an ass ociated liability. 9. Inventories Inventories include raw materials, work - in - progress, semi - finished goods, goods on hand and goods in transit. Inventories are initially measured at cost. Cost of inventories comprises costs of purchase, costs of convers ion and other costs. The actual cost of inventories in transit is determined using weighted average method. The perpetual inventory system is maintained for stock system .. At the balance sheet date, inventories are measured at the lower of cost and net reali z able value. If the net reali z able value is below the cost of inventories, a provision for decline in value of inventories is made and included in profit or loss for the period. If the factors that previously caused the provision for decline in value of inventories no longer exist so that the net realizable value of inventories is higher than their cost, the original provision for decline in value is reversed and the reversal is included in profit or loss for the period. For auxiliary materials, semi - f inished goods and finished goods with inventory aging over one year, a provision for decline in value of inventories is made. Meanwhile, the provision for decline in value of inventories that are separately identified as metamorphic, damaged or unusable is made on individual basis. Net reali z able value is the estimated selling price in the ordinary course of business less the estimated costs of completion, the estimated costs necessary to make the sale and relevant taxes. The provision for decline in value of inventories of raw materials and finished good is made on individual basis/ by category.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 40 3 - 2 - 1 - 43 III. Significant Accounting Policies and Accounting Estimates - continued 10. Long - term equity investments Long - term equity investments include equity investments in subsidiaries, joint ventures and associates. For a long - term equity investment acquired through business combination involving enterprises under common control, the initial investment cost is the attributable share of the carrying amount of the owners ’ equity of combined party at the date of the combination in the financial statements of the ultimate controlling party; the difference between the initial investment cost and the carrying amount of the consideration of the combination is adjust ed to capital reserve (if the balance of capital reserve is not sufficient to absorb the difference, any excess is adjusted to retained earnings); upon disposal of the investment, other comprehensive income recognized prior to the combination date is accou nted for by adopting the same basis as if relevant assets and liabilities are directly disposed by the investee, and the shareholders ’ equity recognized due to changes in shareholders ’ equity other than net profit or loss, other comprehensive income and pr ofit distribution is transferred to profit or loss for the period; therein, the amount remained as long - term equity investments after the disposal are carried forward in proportion, while the amount transferred to financial instruments are carried forward in full amount. For a long - term equity investment acquired through business combination not involving enterprises under common control, the initial investment cost is the cost of combination (where the business combination not involving enterprises under c ommon control is achieved in steps through multiple transactions, the initial investment cost is the aggregate of the carrying amount of the equity investments in the acquiree prior the to acquisition date and the additional investment cost at the acquisit ion date). The cost of combination comprises the aggregate fair value of the assets transferred, liabilities incurred or assumed and equity securities issued by the acquirer; upon disposal of the investment, other comprehensive income recognized under cost method prior to the acquisition date is accounted for by adopting the same basis as if relevant assets and liabilities are directly disposed by the investee, and the shareholders ’ equity recognized due to changes in shareholders ’ equity other than net pro fit or loss, other comprehensive income and profit distribution is transferred to profit or loss for the period; therein, the amount remained as long - term equity investments after the disposal are carried forward in proportion, while the amount transferred to financial instruments are carried forward in full amount. For a long - term equity investment other than those acquired through business combination, the initial investment cost is determined as follows: for a long - term equity investment acquired throug h cash payment, the initial investment cost is the aggregate of the purchase price, directly related cost incurred to acquire the long - term equity investment, tax and other necessary expenditures; for a long - term equity investment acquired by issuing equit y securities, the initial investment cost is the fair value of the equity securities.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

III. Significant Accounting Policies and Accounting Estimates - continued

10. Long-term equity investments - continued

For a long-term equity investment where the Company has control over the investee, it is accounted for using cost method in the Company's separate financial statements. Control exits when the investor has power over the investee; is exposed, or has rights, to variable returns from its involvements in the investee's activities; and has the ability to use its power over the investee to affect its returns.

Under the cost method, the long-term equity investment is measured at its initial investment cost. The addition or recovery of investment is adjusted to the cost of the long-term equity investment. The cash dividend or profit declared by the investee is recognized as investment income for the current period.

Where the Group has joint control or significant influence over the investee, the long-term equity investment is accounted for using equity method. Joint control is the contractually agreed sharing of control of an arrangement, which exists only when decisions about the relevant activities require the unanimous consent of the parties sharing control. Significant influence is the power to participate in the financial and operating policy decisions of the investee but is not control or joint control over theses policies.

Under equity method, where the initial investment cost of a long-term equity investment exceeds the Group's share of the fair value of the investee's identifiable net assets at the time of acquisition, the difference is included in the initial investment cost of the long-term equity investment; where the initial investment cost of a long-term equity investment is less than the Group's share of the fair value of the investee's identifiable net assets at the time of acquisition, the difference is recognized in profit or loss for the period, and the cost of the long-term equity investment is adjusted accordingly.

41
3-2-1-44

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 42 3 - 2 - 1 - 45 III. Significant Accounting Policies and Accounting Estimates - continued 10. Long - term equity investments - continued Under the equity method, the Group recognizes its share of the net profit or loss and other comprehensive income of the investee as investment income and other comprehensive income respectively, and adjust the carrying amount of the long - term equity invest ment accordingly. The Group recognizes its share of the investee ’ s net profit or loss based on the fair value of the invetee ’ s identifiable assets at the acquisition date after eliminating the proportional share of profit or loss of the investee arising fr om intra - group transactions with associates and joint ventures (however the intra - group transaction loss which represents the impairment loss of transferred assets should be recognized in full amount) according to the Group ’ s accounting policies and accoun ting period and making appropriate adjustments to the investee ’ s net profit, except that the assets invested or sold by the Group constitute a business. The attributable share is calculated based on the profit or cash dividend declared by the investee, and is charged against the carrying amount of long - term equity investment accordingly. The Group recognizes the net loss of the investee to the extent that carrying amount of the long - term equity investment and other long - term interests that in substance cons titute a net investment in the investee are reduced to zero, except that the Group assumes the obligation to undertake additional loss. Other changes in shareholder ’ equity other than net profit or loss, other comprehensive income and profit distribution a re adjusted against the carrying amount of long - term equity investment and included in shareholders ’ equity. Upon disposal of long - term equity investment, the difference between the carrying amount and considerations received is included in profit or loss for the period. For a long - term equity investment under equity method, where the equity method is no longer applied due to disposal of the investment, other comprehensive income previously calculated under equity method are treated by adopting the same ba sis as if relevant assets and liabilities are directly disposed by the investee, while the shareholders ’ equity recognized due to changes in shareholder ’ s equity of the investee other than net profit or loss, other comprehensive income and profit distribut ion is transferred to profit or loss for the period in full amount; where the equity method remain unchanged, other comprehensive income previously calculated under equity method are treated by adopting the same basis as if relevant assets and liabilities are directly disposed by the investee and is transferred to profit or loss for the period in proportion, while the shareholders ’ equity recognized due to changes in shareholder ’ s equity of the investee other than net profit or loss, other comprehensive inc ome and profit distribution is transferred to profit or loss for the period in proportion.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

III. Significant Accounting Policies and Accounting Estimates - continued

11. Fixed assets

A fixed asset is recognized only when it is probable that economic benefits associated with the asset will flow to the Group and the cost of the asset can be measured reliably. Subsequent expenditures incurred for the fixed asset are included in the cost of the fixed asset if they satisfy the recognition criteria. Meanwhile the carrying amount of the replaced part is derecognized. Other subsequent expenditures are recognized in profit or loss in the period in which they are incurred.

Fixed assets are initially measured at cost. The acquisition cost of a fixed asset comprises the purchase price, relevant tax, other expenditures that are incurred before the fixed asset is available for intended use and are directly attributable to such asset.

A fixed asset is depreciated over its useful life using straight-line method. The useful life, estimated net residual value rate and annual depreciation rate of each category of fixed assets are as follows:

	Useful life	Estimated net residual value rate	Annual depreciation rate
Buildings	20 years	0.00%	5.00%
Machinery and equipment	5 - 20 years	0.00%	5.00%-20.00%
Tool and fixtures	3 - 5 years	0.00%	20.00%-33.33%
Motor vehicles	4 - 5 years	0.00%	20.00%-25.00%
Office equipment	5 years	0.00%	20.00%

Fixed assets held under finance lease are depreciated by adopting the policies that are consistent with that for self-owned fixed assets. Where the Group is reasonably certain to obtain the ownership of the leased assets upon expiry of the lease term, the depreciation is charged over the useful life of the leased asset. Where the Group is not reasonably certain to obtain the ownership of the leased assets upon expiry of the lease term, the depreciation period is the shorter of the lease term and useful life of the leased asset. (Applicable prior to 1 January 2021)

The Group reviews the useful life and estimated net residual value of a fixed asset and the depreciation method applied at least once at each financial year-end, and makes adjustments as necessary.

12. Construction in progress

The cost of construction in progress is determined based on actual construction expenditures, including various necessary construction expenditures during the construction period and other relevant costs.

Construction in progress is transferred to a fixed asset when it is ready for intended use.

43
3-2-1-46

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 44 3 - 2 - 1 - 47 III. Significant Accounting Policies and Accounting Estimates - continued 13. Borrowing costs Borrowing costs refer to interest and other related costs incurred on borrowings, and comprise borrowing interest, amortization of discounts or premium, ancillary costs incurred with the arrangement of borrowings, and exchange differen ces arising from foreign currency borrowings. Borrowing costs directly attributable to the acquisition, construction or production of qualifying asset are capitalized. Other borrowing costs are included in profit or loss for the period. The qualifying asset refers to an asset (such as fixed asset, inv estment properties or inventories) that requires acquisition, construction or production activities for a relatively long period before it is ready for intended use or sale. Capitalization of borrowing costs commences when all of the following criteria ar e satisfied: (1) expenditures for the asset are incurred; (2) the borrowing costs are incurred; and (3) activities relating to the acquisition, construction or production of the asset that are necessary to prepare the asset for its intended use or sale have commenced .. Capitalization of borrowing costs ceases when the qualifying asset being acquired, constructed or produced becomes ready for its intended use or sale. Subsequent borrowing costs are included in profit or loss for the period. During the capitalization period, the amount of interest capitalized in each accounting period is determined as follows: (1) where funds are borrowed under a specific - purpose borrowing, the amount of interest to be capitalized is the actual interest expense incurred on the borrowing for the period less any interest income or investment income earned from temporary deposit or investment of those funds; (2) where funds are borrowed under a general - purpose borrowing, the Group determines the amount of interest to be capitalized by applying the weighted average interest rates applicable to the general - purpose borrowings to the weighted average of the excess of cumulative expenditures on the asset over the amounts of specific - purpose borrowings. Capitali z ation of borrowing costs is suspended during periods in which the acquisition, construction or production of a qualifying asset is suspended abnormally and when the suspension is for a continuous period of more than 3 months. The borrowing cost incurred during the suspension peri od are recognized as expenses and included in profit or loss for the period until the acquisition, construction or production of the asset is resumed ..

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 45 3 - 2 - 1 - 48 III. Significant Accounting Policies and Accounting Estimates - continued 14. Right - of - use assets (a pplicable from 1 January 2021) The Group ’ s right - of - use assets mainly include machinery and equipment and buildings. At the commencement date, the Group recognizes its rights to use the leased assets within the lease term as right - of - use assets. The cost of right - of - use assets comprises: initial measurement amount of the lease liability; lease payments on or prior to the commencement date, less lease incentives, if any; initial direct cost incurred to the lessee; cost expected to be incurred to the lessee to dismantle or remove the leased assets, restore the site where the leased assets are located or restore the leased assets to the conditions specified in the contractual provisions of the lease. The right - of - use assets are subsequently depreciated over t he useful life using straight - line method. Where the Group is reasonably certain to obtain the ownership of the leased assets upon expiry of the lease term, the depreciation is charged over the remaining useful life of the leased asset. Where the Group is not reasonably certain to obtain the ownership of the leased assets upon expiry of the lease term, the depreciation period is the shorter of the lease term and remaining useful life of the leased asset. The Group remeasures the lease liability at the pres ent value of revised lease payments, and adjusts the carrying amount of the right - of - use assets accordingly. If the carrying amount of the right - of - use assets has been reduced to zero, while the lease liability still needs to be reduced, the remaining amou nt is included in profit or loss for the period. 15. Intangible assets Intangible assets are recognized and initially measured at cost only when it is probable that the economic benefits associated with them will flow to the Group and their cost can be m easured reliably. However, intangible assets acquired through business combination not involving enterprises under common control are separately recognized as intangible asset and measured at fair value if its fair value can be measured reliably .. The useful life of an intangible asset is determined based on the period for which the asset is expected to bring economic benefits to the Group. Where the period for which the asset is expected to bring economic benefits to the Group is unforeseeable, the intangible asset is considered as an intangible asset with indefinite useful life.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

III. Significant Accounting Policies and Accounting Estimates - continued

15. Intangible assets - continued

The useful lives of various intangible assets are as follows:

	Useful life
Land use rights	50 years
Software	10 years
Patent use rights	6 years

The land use rights obtained by the Group are usually accounted for as intangible assets. For self-developed and constructed plants, etc., relevant land use rights and buildings are accounted for as intangible assets and fixed assets respectively. The price paid for outsourced land and buildings is allocated between land use right and buildings, or treated as fixed assets in its entirety if it can not be reasonably allocated.

An intangible asset with a finite useful life is amortized over its useful life using straight-line method. The Group reviews the useful life and the depreciation method of an intangible asset with a finite useful life at least once at each financial year-end, and makes adjustments as necessary.

The Company has no intangible assets with indefinite useful lives.

The Group categories the internal R&D cost into expenditure during the research phase and expenditure during the development phase. Expenditure during the research phase is included in profit or loss for the period when it is incurred. Expenditure during the development phase is capitalized only when all the following criteria are satisfied, i.e. it is technically feasible to complete the intangible asset so that it will be available for use or sale; the Group has the intention to complete the intangible asset and use or sell it; the Group can demonstrate the was in which the intangible asset will generate economic benefits, including the evidence of the existence of a market for the output of the intangible asset or the intangible asset itself or if it is to be used internally, the usefulness of the intangible asset; the availability of adequate technical, financial and other resources to complete the development and the ability to use or sell the intangible asset; and the expenditure attributable to the intangible asset during its development phase can be reliably measured. Otherwise, the expenditure during the development phase is included in profit or loss for the period when it is incurred.

46
3-2-1-49

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 47 3 - 2 - 1 - 50 III. Significant Accounting Poli cies and Accounting Estimates - continued 16. Impairment of assets The Group determines the impairment of assets other than inventories, deferred income tax and financial assets using the following method: The Group assesses at each balance sheet date whether there is any indication that the assets may be impaired. If there is any indication that the assets may be impaired, the Group will estimate the recoverable amounts and perform impairment test. Goodwill arising fro business combination and intangib le asset with indefinite useful life are tested for impairment annually, irrespective of whether there is any indication that the assets may be impaired. Intangible assets not yet available for use are also tested for impairment annually. The recoverable amount of an asset is the higher of its fair value less costs of disposal and the present value of the future cash flows expected to be derived from the asset. The recoverable amount is estimated on individual basis; if it is not practical to e stimate the recoverable amount of an individual asset, the recoverable amount of the asset group to which the asset belongs will be estimated. The asset group is determined based on whether the cash inflows from the asset group are independent from the cas h inflows from other assets or asset groups. If the recoverable amount of an asset or an asset group is less than its carrying amount, the Group reduces the carrying amount to the recoverable amount. The reduced amount is recognized in profit or loss for the period and a provision for impairment losses of the asset is made for the deficit. Once an impairment loss is recognized for above asset, it will not be reversed in any subsequent accounting period. 17. Long - term deferred expenses Long - term deferred expenses are amortized using straight - line method. The amortization periods are as follows: Amortization period Cross - licensing fee of patents 9 years leasehold improvements 5 years Plant renovation costs 3 - 30 years

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 48 3 - 2 - 1 - 51 III. Significant Accounting Policies and Accounting Estimates - continued 18. Staff remuneration Staff remuneration refers to various remuneration s and compensations other than share - based payments provided to staff by the Group in exchange for the staff ’ s service or for termination of employment. Staff remuneration comprise short - term remuneration, post - employment benefits, termination benefits and other long - term staff benefits. The benefits provided by the Group to the spouse, chi ldren, dependant, family dependant and other beneficiaries of the deceased staff are also staff remunerations. Short - term remuneration In an accounting period in which the staff has rendered service to the Group, the short - term remuneration incurred is r ecognized as a liability and either included in profit or loss for the period or charged to cost of related assets. Post - employment benefits (defined contribution plan) The Group ’ s staff participate the pension insurance and unemployment insurance plans managed by local government. Relevant expenditures are either included profit or loss for the period or charged to cost of related assets when they are incurred. Termination benefits Where the Group provides staff with termination benefits, the staff rem uneration liability arising from termination benefits is recognized in profit or loss for the period at the earlier of: when the Group cannot unilaterally withdraw from the termination plan or redundancy offer; and when the Group recognizes the restructuri ng cost or expenses that involve the payment of termination benefits.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 49 3 - 2 - 1 - 52 III. Significant Accounting Policies and Accounting Estimates - continued 19. Lease liabilities (applicable from 1 January 2021) At the commence date a lease (exclusive of short - term lease and lease of low - value asset), the Group recognizes the present value of the unpaid lease payment as a lease liability. In calculating the present value of the lease payment, the Group adopts the interest rate implicit in the lease as the discount rate; if the interest rate implicit in the lease cannot be readily determined, the lessee ’ s incremental borrowing rate is adopted as the discount rate. The Group adopts the constant periodic rate of interest to calculate the interest expense of le ase liabilities for each period within the lease term, and included it in profit or loss for the period unless otherwise specified. The variable lease payments not included in the measurement of lease liability are included in profit or loss for the period when they are incurred unless otherwise specified. After the commencement date of a lease, if there is change in the in - substance fixed lease payments, amounts expected to be payable under the residual value guarantees, the index or rate used to determin e the lease payments, the results of assessment of purchase option, renewal option or termination option or the actual exercise of the options, the Group remeasures the lease liability on the basis of the revised lease payments. 20. Accrued liabilities E xcept for the contingent considerations and the contingent liabilities assumed in business combination not involving enterprises under common control, the obligations relating to contingencies are recognized as accrued liabilities when all the following cr iteria are satisfied: (1) the obligation is a present obligation assumed by the Group; (2) it is probable that an outflow of economic benefits will be required to satisfy the obligation; and (3) the amount of the obligation can be measured reliably. The accrued liabilities are initially measured at the best estimate of the consideration required to satisfy the present obligation, taking into account factors pertaining to a contingency such as the risks, uncertainties and time value of mone y. The carrying amount of the accrued liabilities is reviewed at each balance sheet date. If there is clear evidence indicating that the carrying amount cannot reflect the currently best estimate, the carrying amount is adjusted according to the currently best estimate.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

III. Significant Accounting Policies and Accounting Estimates - continued

21. Share-based payments

Share-based payments include equity-settled share-based payments and cash-settled share-based payments. Equity-settled share-based payments refer to the transactions settled by the Group using share or other equity instrument as considerations in exchange for service.

Equity-settled share-based payments in exchange for services rendered by employees are measured at the fair value of the equity instruments granted to employees. Such amount is recognized as related costs or expenses at the grant date if the equity instruments vest immediately, with a corresponding increase in capital surplus; if the equity instruments vest only when the service for the vesting period is completed or the specified performance is satisfied, at each balance sheet date during the vesting period, the Group makes the best estimate of the number of equity instruments expected to vest and recognizes the services received in the current period in related costs or expenses at the fair value at the grant date , with a corresponding increase in capital surplus. The fair value of the equity instrument is determined using Black-Scholes model, discounted cash flow approach and binomial trees method. Details are set out in Note XI.

For share-based payments that are finally not exercised due to failure to satisfy the non-market conditions and/ or restrictions of service period, no cost or expense is recognized. Where the market conditions or non-vesting conditions are specified in the share-based payment agreement, it is deemed as exercisable if all the other conditions on performance and/ or service period are satisfied, irrespective of whether the market conditions or non-vesting conditions are satisfied.

If the terms of the equity-settled share-based payments are modified, the services received are recognized at least in accordance with the circumstances where the terms are not modified. In addition, for modification that increases the fair value of the equity instruments granted, or the changes that are beneficial to the staff at the modification date, the Group recognizes an increase in services received.

If the equity-settled share-based payments are canceled, the Group accounts for the cancellation as an acceleration of vesting, and recognizes immediately the amount that otherwise would have been recognized over the remainder of the vesting period. When the staff or counterparty can choose whether to meet the non-vesting condition but the condition is not met during the vesting period, the Group treats it as a cancellation of the equity-settled share-based payments. However, where a new equity instrument is granted and the new equity instrument is deemed as a replacement of the canceled equity instrument at the grant date, the alternative equity instrument is treated in the same manner as modification of the terms and conditions of the original equity instrument.

50
3-2-1-53

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 51 3 - 2 - 1 - 54 III. Significant Accounting Policies and Accounting Estimates - continued 22. Revenue fro contracts with customers (applicable from 1 January 2020) The Group recognizes revenu e when the performance obligations under the contract are satisfied, i.e. when the customer obtains control of underlying goods or services. Obtaining the control of underlying goods or services represents that the customer is able to direct the use of the goods or provision of the services and obtain substantially all the economic benefits from the use of the goods or provision of the services. Contract of sales of goods Usually, the Group ’ s contracts of sales of goods with customers only comprise the obligation to transfer compound semiconductor substrate materials, PBN crucibles, high purity metals and compounds and other goods. The Group generally recognizes revenue at the point in time when the customer obtains control of relevant goods on the basis of comprehensively considering the following factors: the present right to payment for the goods, transfer of substantially all the risks and rewards of the ownership of the goods, transfer of legal title of the goods, transfer of the physica l asset of the goods, customer ’ s acceptance of the goods. The Group recognizes revenue from sales of products upon the completion of the obligation of delivery of goods by transporting the products to the agreed location and acceptance or use of the products by the customers. Contract of rendering services The Group ’ s contract of rendering services with customers usually contains the performance obligation of delivery of the crucibles to designated location after repairing. The Group accounts for it as a performance obligation satisfied at a point in time and recognizes revenue at the point in time when underlying product is delivered to designated location. Warranty obligation According to the contractual provisions, laws and regulations, the Grou p provides warranty for the goods sold. For assurance - type warranty that assures the customer that the goods sold comply with the predefined standards, the Group makes accounting treatment in accordance with Note III, 20. For service - type warranty that pr ovides a separate service other than assuring the customer that the goods sold comply with the predefined standards, the Group accounted for it as a separate performance obligation, and allocate part of the transaction price to service - type warranty accord ing to the relatively stand - alone selling price of the goods and service - type warranty, and recognizes revenue when the customer obtains control of the service. In assessing whether the warranty provides customer with a separate service other than assuring the customer that the goods sold comply with the predefined standards, the Group takes into account whether the warranty is a legal requirement, the warranty period and the nature of Group ’ s commitments to perform the obligation.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 52 3 - 2 - 1 - 55 III. Significant Accoun ting Policies and Accounting Estimates - continued 23. Contract assets and contract liabilities (applicable from 1 January 2020) Contract assets Contract assets re fer to the rights to considerations for goods or services transferred to customers, and the rights depend on factors other than passage of time. Contract liabilities Contract liabilities refer to the obligations to transfer goods or services to customers for the considerations received or receivable from the customers, e.g. the payment received by an entity before it transfers the promised goods or services.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 53 3 - 2 - 1 - 56 III. Significant Accounting Policies and Accounting Estimates - continued 24. Revenue (applicable prior to 1 January 2020) Revenue is recognized when it is probable that the economic benefits will flow to the Group and the amount can be measured reliably, if all the following criteria are satisfied. Revenue from sales of goods The revenue from sales of goods is recognized when the Group has transferred to the buyer the significant risks and rewards of ownership of the goods, and retains neither continuing managerial involvement to the degree usually associated with ownership nor effective control over the goods sold, and the cost incurred or to be incurred can be me asured reliably. The amount of revenue from sales of goods is determined based on the contract or agreement price received or receivable from the buyer, unless the contract or agreement price received or receivable from the buyer is not fair; where the con tract or agreement price is collected in a deferred manner, which is substantially of financing nature, the amount of revenue is determined based on the fair value of the contract or agreement price. Revenue from rendering of services The Group recognizes revenue from rendering of services upon completion and delivery of the service to customers. The total revenue from rendering of services is determined based on the contract or agreement price received or receivable from the party rece iving the service, unless the contract or agreement price received or receivable is not fair. Lease income The rental income from operating lease is recognized in profit or loss for each period within the lease term using straight - line method. The variab le lease payments not included in lease receipts are included in profit or loss for the period when they are incurred. Interest income The interest income is calculated using the effective interest rate based on the length of time for which the Group ’ s m onetary funds are used by others.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 54 3 - 2 - 1 - 57 III. Significant Accounting Policies and Accounting Estimates - continued 25. Government grants A government grant is recognized only when the Group can comply with the conditions attaching to the grant and the Group will receive the grant. If a government grant is in the form of non - monetary asset, it is measured at fair value; if the fair value cannot be reliably determined, it is measured at a nominal amount. Where the government document specifies that the g overnment grant shall be used to form a long - term asset through acquisition, construction or in other manners, the government grant is treated as a government grant related to asset; where the purpose of the government grant is not specified in the governm ent document, it is determined based on the necessary basic conditions to obtain the grant. Specifically, the government grant, of which the basic condition is to form a long - term asset through acquisition, construction or in other manners, is a government grant related to asset; otherwise it is a government grant related to income. For a government grant related to income, if the grant is a compensation for related expenses or losses to be incurred in subsequent periods, the grant is recognized as deferred income, and recognized in profit or loss over the periods in which the related costs or losses are recognized; if the grant is a compensation for related expenses or losses already incurred, the grant is recognized immediately in profit or loss fo r the period. A government grant related to an asset is recognized as deferred income, and evenly amortized to profit or loss over the useful life of the related assets using a reasonable, systematic method (but a government grant measured at a nominal am ount is immediately recognized in profit or loss). If the related assets are sold, transferred, retired or damaged before the expiry of the useful life, the undistributed deferred income is transferred to gains or losses on disposal of assets for the curre nt period.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 55 3 - 2 - 1 - 58 III. Significant Accounting Policies and Accounting Estimates - continued 26. Income tax Income tax includes current income tax and deferred income tax. Income tax is accounted for as income tax expense or income and included in profit o r loss for the period, except that the income tax arising from business combination or related to a transaction or event that is directly included in shareholders equity are adjusted to goodwill or included shareholders ’ equity respectively. The Group mea sures the current income tax liabilities or assets formed in the current period and previous periods at the amount of income tax expected to be paid or refunded in accordance with tax laws. The Group recognizes deferred income tax assets using the balance sheet liability method on the basis the temporary difference between the carrying amounts of the assets or liabilities at the balance sheet date and their tax base, and the temporary difference between the nil carrying amount of those items that are not r ecognized as assets or liabilities and their tax base can be determined according to tax laws. Deferred income tax liabilities are recognized for all taxable temporary differences, except that: (1) the taxable temporary differences are arising from the following transactions: initial recognition of goodwill, or initial recognition of assets or liabilities arising from the transactions with the following characteristic: the transaction is not a busine ss combination and affects neither the accounting profit nor the taxable income or deductible losses; (2) for temporary differences related to investments in subsidiaries, joint ventures and associates, the timing of the reversal of the temporary differenc es can be controlled and it is probable that the temporary differences will not be reversed in the foreseeable future.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 56 3 - 2 - 1 - 59 III. Significant Accounting Policies and Accounting Estimates - continued 26. Income tax - continued For deductible temporary differences, deductible losses and tax credits that can be carried forward to subsequent years, the Group recognizes the deferred income tax assets to the extent that it is probable that the Group will obtain future taxable profits against which the deductible temporary differences, deductible losses and tax credits can be utilized, except that: (1) the temporary differences are arising from the following transactions: the transaction is not a business combination and affects neither the accounti ng profit nor the taxable income or deductible losses; (2) for temporary differences related to investments in subsidiaries, joint ventures and associates, deferred income tax assets are recognized when all the following criteria are satisfied: it is proba ble that the temporary differences will be reversed in the foreseeable future, and it is probable that future taxable profits, against which the temporary differences can be utilized, will be available. At the balance sheet date, the Group measures the de ferred income tax assets and deferred tax liabilities at the tax rates, according to tax laws, that are expected to be applied in the period in which the asset is realized or the liability is settled, and reflects the income tax effect of the manner in whi ch the asset is expected to be recovered or the liability is expected to be settled at the balance sheet date. At the balance sheet date, the carrying amount of deferred income tax assets is reviewed and reduced if it is no longer probable that sufficient taxable profits will be available in the future to allow the benefit of deferred income tax assets to be utilized. At the balance sheet date, the Group re - assesses the unrecognized deferred income tax assets, and recognizes deferred income tax assets to t he extent that it is probable sufficient taxable profits will be available to allow the reversal of all or part of the deferred income tax assets. Deferred income tax assets and deferred income tax liabilities are offset and presented on a net basis if al l the following criteria are satisfied: the Group has a legal right to settle current income tax assets and current income tax liabilities on a net basis; the deferred income tax assets and deferred income tax liabilities relate to income taxes levied by t he same taxation authority on either the same taxable entity or different taxable entities which intend either to settle current income tax assets and current income tax liabilities on a net basis or to realize the the assets and liabilities simultaneously , in each future period in which significant amounts of deferred income tax assets or liabilities are expected to be reversed.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 57 3 - 2 - 1 - 60 III. Significant Accounting Policies and Accounting Estimates - continued 27. Leasing (applicable from 1 January 2021) Identification of lease At the inception date of a contract, the Group assesses whether the contract is, or contains, a lease. A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. In order to determine whether the contract conveys the right to control the use of an identified asset for a period of time, the Group assesses whether the customer has the right to receive substantially all the economic benefits from the use of the identified asset in the period of use, and has the right to direct the use of the identified asset in the period of use. Identification of a separate lease Where a contract contains multiple separate leases, the Group splits the contracts and accounts for the separate leases respectively. The right to use an identified asset constitute a separate lease if all the following criteria are satisfied: (1) the lessee may be benefit from use of the asset on its own or together with oth er resources that are readily available to the lessee; and (2) the asset is not highly dependent on, or highly interrelated with, other assets in the contract. Assessment of lease term Lease term is the non - cancellable period for which the Group is entitled to use the leased asset. Where the Group has a renewal option, i.e. the option to renew the lease of the asset, and is reasonably certain to exercise the option, the lease term also i ncludes the period covered by the renewal option. Where the Group has a termination option, i.e. the right to terminate the lease of the asset, but is reasonably certain not to exercise the option, the lease term also includes the period covered by the ter mination option. Upon occurrence of a significant event or change that is within the control of the Group and affects whether the Group is reasonably certain to exercise corresponding option, the Group reassesses whether it is reasonably certain to exercis e a renewal option, purchase option or not to exercise a termination option.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 58 3 - 2 - 1 - 61 III. Significant Accounting Policies and Accounting Estimates - continued 27. Leasing (applicable from 1 January 2021) - continued As a lessee The general accounting treatments of the Group as a lessee are set out in Note III,14 and Note III,19. Lease modifications A lease modification is a change in the scope of a lease, the consideration for a lease, or the lease term, that was not part of the original t erms and conditions of the lease, including addition or termination of the right to use one or more assets, extension or shortening of the lease term specified in the contract, etc. A lease modification is accounted for as a separate lease if all the foll owing criteria are satisfied: (1) the modification increases the scope of the lease by adding the right to use one or more leased assets; and (2) the consideration for the lease increases by an amount commensurate with the stand - alone price for the increase in scope as adjusted according to the circumstances of the contract. Where a lease modification is not accounted for a separate lease, at the modification date, the Group re - determines the lease term and recalculates the lea se liabilities by discounting the revised lease payments using the revised discount rate. In calculating the present value of the revised lease payments, the Group adopts the interest rate implicit in the lease for the remainder of the lease term as the di scount rate; if the interest rate implicit in the lease for the remainder of the lease term cannot be readily determined, the Group ’ s incremental borrowing rate at the effective date of the modification is adopted. In respect of above impacts of adjustmen ts to lease liabilities, the Group ’ s accounting treatments are as follows: (1) where the lease modification decreases the scope of the lease or shortens the lease term, the Group reduces the carrying amount of the right - of - use assets to reflect the partial or full termination of the lease. Any gains or loss relating to the partial or full termination of the lease are included in profit or loss for the period; (2) for other lease modifications, the Group makes corresponding adjustment to the carrying amount of the right - of - use assets.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 59 3 - 2 - 1 - 62 III. Significant Accounting Policies and Accounting Estimates - continued 27. Leasing (applicable from 1 January 2021) - continued Short - term leases and leases of low - value assets The Group accounts for a lease that, at the commencement date, has a lease term of 12 months or less and does not contain a purchase option as a short - term lease; and accounts for a lease of an asset with a value, when new, not exceeding RMB 40,000.00 as a lease of a low - value asset. Where the Group subleases or expects to sublease a leased asset, the head lease does not qualify as a lease of a low - value asset. For short - term leases and leases of low - value assets, the Group elects not to recognize right - of - use assets and lease liabilities and include the lease payments in cost of related assets or profit or loss for each period within the lease term using straight - line method. 28. Leasing (applicable prior to 1 January 2021) A finance lease is a lease that transfers substantially all the risks and r ewards incidental to ownership of an underlying asset to the lessee. All other leases are operating leases. As the lessee under operating lease The rental expenditure of an operating lease is included in cost of related assets or profit or loss over the periods within the lease term using straight - line method. Contingent rents is included in profit or loss for the period when incurred. As the lessee under finance lease An asset held under a finance lease is recorded, at the commencement date of the leas e, at the lower of the fair value of the leased asset and minimum lease payments at the inception date of the lease, and the long - term payables are recorded at the amount of minimum lease payments, with any difference accounted for as unrecognized financin g expenses and amortized over the periods within the lease term using effective interest method. Contingent rents are included in profit or loss for the period when incurred. 29. Profit distribution The Company ’ s cash dividends are recognized as liabilities after they are approved by the shareholders ’ meeting (applicable after the reform of joint - stock system, i.e. since 16 April 2021). Prior to the reform of joint - stock system, i.e. before 16 April 2021, as the board of directors is authorized to approve cash dividends in accordance with the Articles of Association of the Company, the cash dividends are recognized as liabilities upon approval of the board of directors prior to the reform of joint - stock system.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 60 3 - 2 - 1 - 63 I II. Significant Accounting Polici es and Accounting Estimates - continued 30. Safety production cost Safety production cost appropriated as per regulations are included in cost of related product or profit or loss for the period, as well as special reserve; upon use of the safety produc tion cost, on the basis of whether a fixed asst is formed, the respective accounting treatments are as follows: cost expenditures are directly charged against special reserve; if a fixed asset is formed, the expenditures incurred are aggregated and recogni zed as a fixed asset when it is ready for intended use, meanwhile, it is charged against special reserve by equivalent amount, with equivalent accumulated depreciation recognized. 31. Fair value measurement The Group measures the receivables financing at fair value at each balance sheet date. Fair value is the price that would be received to sell an asset o paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Group measures relevant as sets and liabilities at fair value, assuming that the orderly transaction of selling an asset or transfer of a liability is conducted in the primary market of the underlying asset or liability; if there is no primary market for the asset or liability, the Group assumes that the transaction is conducted at most favorable market for the underlying asset or liability. Primary market (or most favorable market) is a trading market that the Group may enter at the measurement date. The Group adopts the assumptions used by the market participants when pricing the asset or liability for the purpose of maximum the economic benefits. When measuring non - financial assets at fair value, consideration is given to the ability of a participant to generate economic benefits fro the use of the asset for its best use or the ability to generate economic benefits from the sale of the asset to other market participants who are able to use it for its best use. The Group adopts currently applicable valuation technique that is suppo rted by sufficient available data and other information, giving priority to observable inputs. The unobservable inputs are used only when the observable inputs are not available or not practically available. For assets and liabilities measured or disclosed at fair value in the financial statements, the level of their fair value measurement is determined based on the inputs of the lowest level that are significant to the fair value measurement in its entirety: Level 1 inputs are quoted prices (unadj usted) in active markets for identical assets or liabilities that are available at the measurement date; level 2 inputs are inputs, other than level 1 inputs, that are observable for the asset or liability, either directly or indirectly; level 3 inputs are unobservable inputs for the asset or liability. At each balance sheet date, the Group reassesses the assets and liabilities that are measured at fair value on a recurring basis in the financial statements to determine whether there is any transfer betwee n levels of fair value measurement.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 61 3 - 2 - 1 - 64 III. Significant Accounting Policies and Accounting Estimates - continued 32. Critical accounting judgements and estimates In preparing the financial statements, the management is required to make judgements, estim ates and assumptions, these judgements, estimates and assumptions will affect the presentation amount and disclosures of revenue, expenses, assets and liabilities, as well as the disclosures of the contingent liabilities at the balance sheet date. The unce rtainties of these assumptions and estimates may result in significant adjustments to the carrying amount of the affected assets or liabilities. Judgements In application of the Group ’ s accounting policies, the management made the following judgements that have significant impacts on the amounts recognized in the financial statements: Business model The classification of financial assets upon initial recognition depends on the business model adopted by the Group to manage the financial asse ts. In determining the business model, the Group takes into account the way in which the performance of the financial asset is reported to the key management personnel, risks affecting the performance of the financial asset, the way in which the financial asset is managed and the way in which relevant business managers are compensated. In assessing whether the objective of the business model is to collect contractual cash flows, the Group is required to make analysis and judgements on the reason, timing, fr equency and value of the sales of the financial asset before its maturity. Characteristics of the contractual cash flows The classification of financial assets upon initial recognition depends on the characteristics of the contractual cash flows from the financial assets. This requires the Group to determine whether the contractual cash flows are solely payment of principal and interest on principal amount outstanding. Specifically, in assessing the revision of the time value of money, the Group needs to determine whether there is significant difference compared to the benchmark cash flows; and, for financial asset with the feature of early repayment, the Group needs to determine whether the fair value of the feature of early repayment is minor.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 62 3 - 2 - 1 - 65 III .. Significant Accounting Policies and Accounting Estimates - continued 32. Critical accounting judgements and estimates - continued Uncertainties of estimates The following are key assumptions on future and other key sources of uncertainties of estimates at the balance sheet date, which may result in significant adjustments to the carrying amounts of assets and liabilities in future accounting periods. Impairment of financial instruments The Group assesses the impairment of financial instruments using ECL model. The application of ECL model requires the Group to make significant judgements and estimates, taking into account all reasonable and supportable information, including forward - look ing information. In making these judgements and estimates, the Group concludes the expected changes in credit risks of the debtor on the basis of historical repayments, in combination with economic policies, macro economic index, industrial risks, etc. Dif ferent estimates may affect the provision for impairment, therefore the impairment provision made may be different fro the actual future impairment losses. Impairment of non - current assets other than financial assets (exclusive of goodwill) The Group det ermines whether there is indication that the non - current assets other than financial assets may be impaired at the balance sheet date. The non - current assets other than financial assets are tested for impairment when there is indication that the carrying a mount cannot be recovered. An impairment has occurred when the carrying amount of an asset or asset group is higher than its recoverable amount, i.e. the higher of fair value net of the cost of disposal and the present value of expected future cash flows. The fair value net of cot of disposal is determined by reference to the contractual selling price or observable market price of similar assets in a fair transaction less the incremental cost directly attributable to the disposal of the asset. In estimating the present value of future cash flows, the management is required to estimate the future cash flows of the asset or asset group, and determines the present value of future cash flows by applying appropriate discount rate.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

III. Significant Accounting Policies and Accounting Estimates - continued

32. Critical accounting judgements and estimates - continued

Uncertainties of estimates - continued

Deferred income tax assets

Deferred income tax assets should be recognized for all unutilized deductible losses to the extent that sufficient taxable profits will be available to offset the deductible losses. This requires the management to use much judgements to estimate the timing and amount of available future taxable profits and takes into account the overall tax strategy to determine the amount of deferred income tax assets to be recognized.

Warranty

For portfolio of contracts with similar characteristics, the Group makes reasonable estimates on the basis of historical warranty data, current status, taking into consideration of all the relevant information such as improvement of product, market changes, etc. The estimated warranty rate may be different from the actual results. The Group reassesses the warranty rate at least at each balance sheet date, and determines the accrued liabilities on the basis of the reassessed warranty rate.

Incremental borrowing rate of the lessee

For leases of which the implicit interest rate cannot be readily determined, the Group adopts the lessee's incremental interest rate as the discount rate to calculate the present value of lease payment. In determining the incremental borrowing rate, the Group, based on its economic environment, takes the observable interest rate as the reference basis. On such basis, the Group determines the appropriate incremental borrowing rate according to its circumstances, taking into account the specific information of the lease such as conditions of the underlying asset, lease term and amount of lease liabilities.

63
3-2-1-66

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 64 3 - 2 - 1 - 67 III. Significant Accounting Policies and Accounting Estimates - continued 33. Changes in accounting policies and accounting estimates Changes in accounting policies New Revenue Standards In 2017, the Ministry of Finance released the revised Accounting Standards for Business Enterprises No.4 - Revenue ( “ New Revenue Standards ” ). The Group adopts the above newly revised standards since 1 January 2020. According to the transition provisions, the information of comparative periods is not adjusted. The differences arsing from the initial application of the new standards compared to the prevailing standards are retrospectively adjusted to the retained earnings at the beginning of the current period ( i.e. 1 January 2020). The New Revenue Standards introduces a new revenue recognition model to regulate the revenue from contracts with customers. Under the New Revenue Standards, the revenue recognition method should reflect the pattern in which the enti ty transfers the goods or rendering services to the customers, and the amount of revenue should reflect the amount of consideration that the entity is entitled to for transfer of these goods or services to customers. Meanwhile, the New Revenue Standards al so has provisions on the judgements and estimates required in each link of revenue recognition. Adjustments of related items in the financial statement at the beginning of the year of initial application due to the Group ’ s initial application of the New R evenue Standards: Under the New Revenue Standards Under the original standards Adjusted amount 1/1/ 2020 31/12/ 2019 Liabilities: Contract liabilities 807,569.97 - 807,569.97 Other current liabilities 104,984.10 - 104,984.10 Accounts received in advance - 912,554.07 (912,554.07)

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

III. Significant Accounting Policies and Accounting Estimates - continued

33. Changes in accounting policies and accounting estimates - continued

Changes in accounting policies - continued

New Revenue Standards - continued

Adjustments of related items in the financial statement at the beginning of the year of initial application due to the Company's initial application of the New Revenue Standards:

	Under the New Revenue Standards 1/1/2020	Under the original standards 31/12/2019	Adjusted amount
Liabilities:			
Contract liabilities	123,893.81	-	123,893.81
Other current liabilities	16,106.19	-	16,106.19
Accounts received in advance	-	140,000.00	(140,000.00)

New Lease Standards

In 2018, the Ministry of Finance released the revised Accounting Standards for Business Enterprises No.21 - Leases ("New Lease Standards"). The New Lease Standards adopts a singe model that is similar to the prevailing accounting treatment of finance lease, requiring the lessee to recognize right-of-use assets and lease liabilities for all leases other than short-term leases and leases of low-value assets, and to recognize depreciation and interest expense respectively. The Group adopts the New Lease Standards for accounting treatments from 1 January 2021. According to the transition provisions, the information of comparative periods is not adjusted. The differences arsing from the initial application of the New Lease Standards compared to the prevailing lease standards are retrospectively adjusted to the retained earnings at the beginning of 2021.

(1) For finance leases prior to the initial application date, the Group measures the right-of-use assets and lease liabilities at the original carrying amount of the assets held under finance lease and finance lease payable respectively;
(2) For operating leases prior to the initial application date, the Group measures the lease liabilities at the present value of remaining lease payments discounted using the incremental borrowing rate at the initial application date, and measures the right-of-use assets for each lease at the amount equivalent to lease liabilities as adjusted for prepaid rent, if necessary;
(3) The Group performs impairment test for right-of-use assets and makes corresponding accounting treatments in accordance withe Note III, 16.

65
3-2-1-68

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 66 3 - 2 - 1 - 69 III. Significant Accounting Policies and Accounting Estimates - continued 33. Changes in accounting policies and accounting estimates - continued Changes in accounting policies - continued New Lease Standards - continued For operating leases of which the underlying asset is a low - value asset or operating leases that will be completed within 12 months which are existed prior to the initial application date, the Group adopts simplified treatment and elects not to recognize right - of - use assets and lease liabilities. In addition, for operating leases prior to the initial application date, the Group adopts the following simplified treatments: (1) when measuring the lease liabilities, the same discount rate is adopted for leases with similar characteristics; the initial direct cost may not be included in t he measurement of right - of - use assets; (2) where the contract contains a renewal option or termination option, the Group determines the lease term on the basis of the actual exercise of options prior to the initial application date and other latest information ; (3) as an alternative for impairment test of right - of - use assets, the Group assesses whether the contract containing a lease is an onerous contract at the initial application date, and adjust the right - of - use assets according to the loss allowance recognized in balance sheet prior to the initial application date; (4) for lease modifications prior to the initial application date, the Group makes accounting treatments according to the final arrangements of the lease modifications.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 67 3 - 2 - 1 - 70 III. Significant Accounting P olicies and Accounting Estimates - continued 33. Changes in accounting policies and accounting estimates - continued Changes in accounting policies - continued New Lease Standards - continued For outstanding minimum lease payments under the significant operating leases disclosed in the 2020 financial statements, the Group ’ s adjustments of differences between the present value discounted at the incremental borrowing rate of the Group as the lessee at 1 January 2021 and the lease liabilities re cognized in balance sheet at 1 January 2021 are as follows: Significant operating leases at 31 December 2020 Minimum lease payments 150,119.42 Less: Lease payments under simplified approach 98,462.28 Including: Leases of which the remaining lease term is less than 12 moths 98,462.28 Lease payments 51,657.14 Incremental borrowing rate 3.92% Present value of operating lease payments at 1 January 2021 48,721.27 Add: Present value of finance lease payable at 31 December 2020 13,116,550.20 Less: Prepayments for lease at 31 December 2020 - Lease liabilities at 1 January 2021 13,165,271.47 In addition, from the initial application date, the cash repayments of principal and interest of lease liabilities are included in cash flows from financing activities in the income statement, while the lease payments on short - term leases and leases of low - value assets that are accounted for using simplified app roach and the variable lease payments that are not included in the measurement of lease liabilities are still included in cash outflows from operating activities.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 68 3 - 2 - 1 - 71 III. Significant Accounting Policies and Accounting Estimates - continued 33. Changes in accounting policies and accounting estimates - continued Changes in accounting policies - continued The key effects of retrospective adjustments resulting from above changes in accounting policies are as follows: The Group 2021 Prior to changes in accounting policies Changes in accounting policies After the changes in accounting policies 31/12/ 20 20 Effect of New Revenue Standards Effect of other changes in presentation of financial statements 1/1/ 202 1 Other current assets 32,539,623.67 (46,629.59) - 32,492,994.08 Fixed assets 614,605,658.83 (12,698,975.48) - 601,906,683.35 Right - of - use assets - 13,145,549.60 - 13,145,549.60 N on - current liabilities due within one year 1,270,662.51 (1,270,662.51) - - Lease liabilities due within one year - 1,333,763.21 - 1,333,763.21 Lease liabilitie s - 12,182,731.52 - 12,182,731.52 Long - term accounts payable 11,845,887.69 (11,845,887.69) - - 2020 Prior to changes in accounting policies Changes in accounting policies After the changes in accounting policies 31/12/ 2019 Effect of New Revenue Standards Effect of other changes in presentation of financial statements 1/1/ 2020 Accounts received in advance 912,554.07 (912,554.07) - - Contract liabilities - 807,569.97 - 807,569.97 Other current liabilities - 104,984.10 - 104,984.10 The Company 2020 Prior to changes in accounting policies Changes in accounting policies After the changes in accounting policies 31/12/ 2019 Effect of New Revenue Standards Effect of other changes in presentation of financial statements 1/1/ 2020 Accounts received in advance 140,000.00 (140,000.00) - - Contract liabilities - 123,893.81 - 123,893.81 Other current liabilities - 16,106.19 - 16,106.19

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 69 3 - 2 - 1 - 72 IV. Taxes 1. Main taxes and tax rates VAT the output tax of the Company and its subsidiaries in mainland China for selling goods and providing services was calculated at 16% and 6% of the taxable income resp ectively before March 31, 2019. The output tax shall be calculated at 13% and 6% of the taxable income respectively, and the VAT shall be calculated and paid at the difference after deducting the input tax allowed to be deducted in the current period. From April 1, 2019; the Company has the right to operate import and export, and the VAT of export products is subject to the export tax rebate policy of “ Exemption, Credit and Refund ” .. The tax rebate rate of export products is 13% from January 1, 2019 to Decem ber 31, 2021. The export tax rebate rate of the Group ’ s subsidiary, Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. , is 13% from January 1, 2019. Overseas subsidiaries of the Group are not subject to VAT. Urban maintenance and construction tax the Company and its subsidiaries in mainland China shall pay 7% and 5% of the actually paid turnover tax. Education surcharge the Company and its subsidiaries in mainland China shall pay 3% of the actually paid turnover tax. Local educ ation surcharge the Company and its subsidiaries in mainland China shall pay 2% of the actually paid turnover tax. Land use tax the Company and its subsidiaries in mainland China shall pay land use tax according to the land use area of RMB1.5, RMB3.6 and RMB4/m 2 /year.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 70 3 - 2 - 1 - 73 IV. Taxes (Continued) 1. Main taxes and tax rates (Continued) Property tax 1.2% of the residual value after deducting 30% from the original value of the property shall be paid if the Company and its subsidiaries in mainland China are levied ad valorem. Stamp tax the Company and its subsidiaries in mainland China shall pay stamp tax according to the taxable items of stamp tax and the corresponding tax rates according to the tax law. Enterprise income tax the Company obtained the high - tech enterprise certification on October 25, 2017, and passed the high - tech enterprise review on December 2, 2020. The Company will enjoy the preferential tax policy of levying enterprise income tax at the rate of 15% for thre e years from the year of obtaining the high - tech enterprise certification according to the Enterprise Income Tax Law of the People’s Republic of China .. The income tax of subsidiaries established in the United States shall be calculated and paid according t o the tax laws of the country where they are located. For the tax preference enjoyed by the Company and its subsidiaries in mainland China according to law, see IV. 2 Tax Preference. Individual Income Tax the Company withholds and pays individual income tax according to the tax law. Tariff the Company pays tariff at 0% to 40.33% of the price of imported goods according to the tax law.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 71 3 - 2 - 1 - 74 IV. Taxes (Continued) 2. Tax Preference Research and development expense plus deduction Since 2018, according to the Notice on Increasing the Pretax Plus Deduction Ratio of Research and Development Expenses (CS [2018] No. 99) issued by the Ministry of Finance, the State Administration of Taxation and the Ministry of Science and Technology, if the R&D costs actually incurred by an enterprise in carrying out R&D activities do not form intangible assets and are included in the current profits and losses, they shall be deducted according to the actual provisions, then 75% of the actual amount shall be added and deducted before tax. From 2021, according to the Announcement on Further Improving the Pretax Plus Dedu ction Policy for R&D C osts (CS [2021] No. 13) issued by the Ministry of Finance and the State Administration of Taxation, if the R&D costs actually incurred by manufacturing enterprises in R&D activities have not formed intangible assets and are included i n the current profits and losses, 100% of the actual amount shall be added and deducted before tax from January 1, 2021 based on actual deduction as required. The Group ’ s expenses meeting the above provisions shall be deducted while calculating the taxable income. Deferred use of recoverable losses According to CS [2018] No. 76, from January 1, 2018, the outstanding losses incurred in the five years prior to the qualification year of enterprises qualified as high - tech enterprises or technology - based small a nd medium - sized enterprises in that year are allowed to be carried forward for subsequent years, and the maximum carryforward period is extended from 5 years to 10 years. The Group ’ s outstanding losses that meet the above provisions can be carried forward and made up within 10 years at most. Preferential income tax policies The Company obtained the High - tech Enterprise Certificate on October 25, 2017, with the Certificate No. [GR201711003982] and the validity period of three years. The Company passed the hi gh - tech enterprise review on December 2, 2020 and obtained the High - tech Enterprise Certificate with the Certificate No. [GR202011006218] and the validity period of three years. According to the Enterprise Income Tax Law of the People’s Republic of China , the Regulations for the Implementation of the Enterprise Income Tax Law of the People’s Republic of China , and the Administrative Measures for the Recognition of High - tech Enterprises (GKFH [2016] No. 172), the income tax rate of the Company in 2019, 2020 and 2021 is 15%.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

IV. Taxes (Continued)

2. Tax incentives (Continued)

Preferential income tax policies (Continued)

Baoding Tongmei Xtal Manufacture Co., Ltd., a subsidiary of the Company, applies the income tax rate of 25% in 2019. Baoding Tongmei Xtal Manufacture Co., Ltd., a subsidiary of the Company, obtained the High-tech Enterprise Certificate on November 5, 2020. The Certificate No. is [GR202013002302], and the validity period is three years. According to the *Enterprise Income Tax Law of the People's Republic of China*, the *Regulations for the Implementation of the Enterprise Income Tax Law of the People's Republic of China*, and the *Administrative Measures for the Recognition of High-tech Enterprises* (GKFH [2016] No. 172), the income tax rate of Baoding Tongmei Xtal Manufacture Co., Ltd. in 2020 and 2021 is 15%.

Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd., a subsidiary of the Company, obtained the High-tech Enterprise Certificate on August 10, 2017. The Certificate No. [GR201711001205], and the validity period is three years. Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd., a subsidiary of the Company, passed the high-tech enterprise review on December 2, 2020 and obtained the High-tech Enterprise Certificate with the Certificate No. [GR202011005612] and the validity period of three years. According to the *Enterprise Income Tax Law of the People's Republic of China*, the *Regulations for the Implementation of the Enterprise Income Tax Law of the People's Republic of China*, and the *Administrative Measures for the Recognition of High-tech Enterprises* (GKFH [2016] No. 172), the income tax rate of Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. in 2019, 2020 and 2021 is 15%.

Boyu (Chaoyang) Semiconductor Technology Co., Ltd., a subsidiary of the Company, obtained the High-tech Enterprise Certificate on December 2, 2019. The Certificate No. [GR201921000967] and the validity period is three years. According to the *Enterprise Income Tax Law of the People's Republic of China*, the *Regulations for the Implementation of the Enterprise Income Tax Law of the People's Republic of China*, the *Administrative Measures for the Recognition of High-tech Enterprises* (GKFH [2016] No. 172) and other relevant provisions, the income tax rate of Boyu (Chaoyang) Semiconductor Technology Co., Ltd. in 2019, 2020 and 2021 is 15%.

72
3-2-1-75

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

IV. Taxes (Continued)

2. Tax incentives (Continued)

Preferential income tax policies (Continued)

Chaoyang Jinmei Gallium Co., Ltd., a subsidiary of the Company, applies the income tax rate of 25% in 2019. Chaoyang Jinmei Gallium Co., Ltd., a subsidiary of the Company, obtained the High-tech Enterprise Certificate on December 1, 2020. The Certificate No. is [GR202021001927], and the validity period is three years. According to the *Enterprise Income Tax Law of the People's Republic of China*, the *Regulations for the Implementation of the Enterprise Income Tax Law of the People's Republic of China*, and the *Administrative Measures for the Recognition of High-tech Enterprises* (GKFH [2016] No. 172), the income tax rate of Chaoyang Jinmei Gallium Co., Ltd. in 2020 and 2021 is 15%.

Chaoyang Tongmei Xtal Technology Co., Ltd., a subsidiary of the Company, applies the income tax rate of 25% in 2020 and before. Chaoyang Tongmei Xtal Technology Co., Ltd., a subsidiary of the Company, obtained the High-tech Enterprise Certificate on December 14, 2021. The Certificate No. is [GR202121000903], and the validity period is three years. According to the *Enterprise Income Tax Law of the People's Republic of China*, the *Regulations for the Implementation of the Enterprise Income Tax Law of the People's Republic of China*, and the *Administrative Measures for the Recognition of High-tech Enterprises* (GKFH [2016] No. 172), the income tax rate of Chaoyang Tongmei Xtal Technology Co., Ltd.in 2021 is 15%.

According to the Notice on Implementing the Preferential Tax Reduction and Exemption Policy for Small and Micro Enterprises (CS [2019] No. 13) issued by the Ministry of Finance and the State Administration of Taxation, from January 1, 2019 to December 31, 2021, the portion of the annual taxable income of small and micro profit enterprises that does not exceed RMB1 million will be included in the taxable income at a reduced rate of 25% and the corporate income tax will be paid at a rate of 20%; the portion of the annual taxable income exceeding RMB1 million but not exceeding RMB3 million shall be included in the taxable income at a reduced rate of 50%, and the enterprise income tax shall be paid at a rate of 20%. Boyu (Tianjin) Semiconductor Materials Co., Ltd., a subsidiary of the Company, paid corporate income tax as small and micro enterprises in 2019 and 2020. Boyu (Tianjin) Semiconductor Materials Co., Ltd., a subsidiary of the Company, obtained the High-tech Enterprise Certificate on November 25, 2021. The Certificate No. is [GR202112001913], which is valid for three years. According to the *Enterprise Income Tax Law of the People's Republic of China*, the *Regulations for the Implementation of the Enterprise Income Tax Law of the People's Republic of China*, and the *Administrative Measures for the Recognition of High-tech Enterprises* (GKFH [2016] No. 172), Boyu (Tianjin) Semiconductor Materials Co., Ltd. in 2021 is 15%.

73
3-2-1-76

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

IV. Taxes (Continued)

2. Tax incentives (Continued)

VAT preferential policies

According to the *Announcement on Clarifying the Final VAT Rebate Policy for Some Advanced Manufacturing Industries* (Announcement No. 84, 2019 of the Ministry of Finance and the State Administration of Taxation), the *Announcement on Policies Related to Deepening the Reform of VAT* (Announcement No. 39, 2019 of the State Administration of Taxation and the General Administration of Customs) and the *Announcement of the State Administration of Taxation on Matters Related to the Tax Refund of VAT at the End of the Period* (Announcement No. 20, 2019 of the State Administration of Taxation) have been approved by the competent tax authorities, Baoding Tongmei Xtal Manufacture Co., Ltd., a subsidiary of the Company, received RMB3,803,922.81 and RMB3,510,064.66 of VAT rebate in 2019 and 2020 respectively; Chaoyang Tongmei Xtal Technology Co., Ltd., a subsidiary of the Company, received refunds of VAT allowance of RMB9,932,435.80, RMB6,431,304.92 and RMB5,942,561.40 in 2019, 2020 and 2021 respectively; Boyu (Tianjin) Semiconductor Materials Co., Ltd., a subsidiary of the Company, received a VAT rebate of RMB1,772,989.37 and RMB1,304,737.44 in 2020 and 2021 respectively.

Preferential policies for property tax and urban land use tax

According to the provisions of Article 14 of the *Notice on Printing and Distributing Several Policies and Measures to Support the Production and Operation of Small and Medium-sized Enterprises in Response to the Covid-19 Pandemic Infected by Novel Coronavirus in Liaoning Province* (LZF [2020] No. 6), it is really difficult to pay real estate tax and urban land use tax due to the serious losses of enterprises caused by the pandemic and the significant impact on their normal production and operation activities, halving the property tax and urban land use tax will be applied for. In 2020, Chaoyang Tongmei Xtal Technology Co., Ltd., a subsidiary of the Company, reduced and exempted property tax and urban land use tax by RMB95,408.88 and RMB41,837.85 respectively; the reduction and exemption of property tax and urban land use tax by Boyu (Chaoyang) Semiconductor Technology Co., Ltd., a subsidiary of the Company, are RMB16,090.14 and RMB15,709.69 respectively.

74
3-2-1-77

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements

1. Cash and bank balance

	December 31, 2021	December 31, 2020	December 31, 2019
Cash on hand	12,846.89	29,492.00	34,648.67
Bank Deposit	173,255,506.81	388,464,450.43	107,342,008.41
Other Cash and bank balance	-	261,700.00	-
	173,268,353.70	388,755,642.43	107,376,657.08
Including: Total amount of funds restricted for use due to mortgage, pledge or freezing	-	261,700.00	-

Note 1: for the use of funds restricted by mortgage, pledge or freezing, see Note V 54 Assets with Restricted Ownership or Use Right.

The cash and bank balance deposited abroad by the Group was US$4,325,288.91, equivalent to RMB27,576,744.50 as of December 31, 2021. The Group had no cash and bank balance deposited abroad as of December 31, 2020 and December 31, 2019.

Interest income from bank demand deposits is obtained at the interest rate of bank demand deposits. The deposit period of short-term time deposits is mainly 7 days, and interest income is obtained according to the corresponding bank time deposit interest rate.

2. Notes receivable

	December 31, 2021	December 31, 2020	December 31, 2019
Commercial Acceptance Bill	14,891,453.65	22,017,290.79	18,345,207.46
Less: Bad Debt Provision for Notes receivable	99,792.48	154,323.05	138,480.08
	14,791,661.17	21,862,967.74	18,206,727.38

The ownership of notes receivable of the Group with face value of RMB2,029,949.76, RMB7,492,990.59 and RMB7,995,197.76 is restricted as of December 31, 2021, 2020 and 2019. See Note V 54.

75
3-2-1-78

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

2. Notes receivable (continued)

Notes receivable that have been endorsed but are not yet due on the balance sheet date are as follows:

	December 31, 2021		December 31, 2020	
			Year-end balance	
	Derecognition	Recognition not terminated	Derecognition	Recognition not terminated
Book value of commercial acceptance bill	-	2,029,949.76	-	7,492,990.59

	December 31, 2019	
	Derecognition	Recognition not
Book value of commercial	-	7,995,197.76

The Group did not convert bills into accounts receivable due to the drawer's non-performance on December 31, 2021, 2020 and 2019.

Changes in bad debt provision for notes receivable are as follows:

	Beginning balance	Accrued this year	Reversal of current year	Written off this year	Year-end balance
2021	154,323.05	99,792.48	(154,323.05)	-	99,792.48
2020	138,480.08	154,323.05	(138,480.08)	-	154,323.05
2019	74,465.30	138,480.08	(74,465.30)	-	138,480.08

76
3-2-1-79

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 77 3 - 2 - 1 - 80 V. Notes to Main Items of Consolidated Financial Statements (Continued) 2. Notes receivable (continued) December 31, 2021 Book balance Bad debt reserves Book value Amount Proporti on Amount Accrual proportion (%) (%) Combination by credit risk characteristics Provision for bad debts - Commercial acceptance bill 14,891,453.65 100.00 99,792.48 0.67 14,791,661.17 December 31, 2020 Book balance Bad debt reserves Book value Amount Proporti on Amount Accrual proportion (%) (%) Combination by credit risk characteristics Provision for bad debts - Commercial acceptance bill 22,017,290.79 100.00 154,323.05 0.70 21,862,967.74 December 31, 2019 Book balance Bad debt reserves Book value Amount Proporti on Amount Accrual proportion (%) (%) Combination by credit risk characteristics Provision for bad debts - Commercial acceptance bill 18,345,207.46 100.00 138,480.08 0.75 18,206,727.38 The Group made provision for bad debt of notes receivable in 2021, 2020 and 2019 of RMB 99,792.48, RMB 154,323.05 and RMB 138,480.08.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

3. Accounts receivable

The credit period of accounts receivable is usually about 1 to 3 months. Accounts receivable do not bear interest.

The aging analysis of accounts receivable is as follows:

	December 31, 2021	December 31, 2020	December 31, 2019
Within 1 year	218,260,201.08	152,767,328.58	126,384,559.81
1 to 2 years	2,911,889.47	213,442.47	3,976,930.88
2 to 3 years	8,000.00	119,700.00	501,546.81
More than 3 years	779,816.36	660,116.36	269,569.55
	221,959,906.91	153,760,587.41	131,132,607.05
Less: Bad debt reserves of accounts receivable	3,325,454.69	1,394,547.52	1,333,323.04
	218,634,452.22	152,366,039.89	129,799,284.01

	December 31, 2021				
	Book balance		Bad debt reserves		Book value
	Amount	Proportion (%)	Amount	Accrual proportion (%)	
Single provision for bad debts	1,886,905.47	0.85	1,886,905.47	100.00	-
Withdrawing bad debt reserves according to the combination of credit risk characteristics	220,073,001.44	99.15	1,438,549.22	0.65	218,634,452.22
Including: Low risk customers	16,393,682.10	7.39	8,196.84	0.05	16,385,485.26
Medium risk customers	203,679,319.34	91.76	1,430,352.38	0.70	202,248,966.96
	221,959,906.91	100.00	3,325,454.69		218,634,452.22

	December 31, 2020				
	Book balance		Bad debt reserves		Book value
	Amount	Proportion (%)	Amount	Accrual proportion (%)	
Single provision for bad debts	730,855.47	0.48	730,855.47	100.00	-
Withdrawing bad debt reserves according to the combination of credit risk characteristics	153,029,731.94	99.52	663,692.05	0.43	152,366,039.89
Including: Low risk customers	67,945,922.00	44.19	40,213.39	0.06	67,905,708.61
Medium risk customers	85,083,809.94	55.33	623,478.66	0.73	84,460,331.28
	153,760,587.41	100.00	1,394,547.52		152,366,039.89

78
3-2-1-81

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

3. Accounts receivable (continued)

	December 31, 2019				
	Book balance		Bad debt reserves		Book value
	Amount	Proportion (%)	Amount	Accrual proportion (%)	
Single provision for bad debts	392,155.47	0.30	392,155.47	100.00	-
Withdrawing bad debt reserves according to the combination of credit risk characteristics	130,740,451.58	99.70	941,167.57	0.72	129,799,284.01
Including: Low risk customers	81,206,544.21	61.93	54,986.43	0.07	81,151,557.78
Medium risk customers	49,533,907.37	37.77	886,181.14	1.79	48,647,726.23
	131,132,607.05	100.00	1,333,323.04		129,799,284.01

As of December 31, 2021, the accounts receivable for which bad debt reserves are individually accrued are as follows:

	Book balance	Bad debt reserves	Expected Credit Loss Rate (%)	Accrual Reason
Shanxi Jubian Technology Co., Ltd.	1,156,050.00	1,156,050.00	100.00	Termination of cooperation
Beijing Parker Trading Co., Ltd.	403,942.47	403,942.47	100.00	Abnormal operation
Beijing Times Chip Lights SCI-TECH Co., Ltd.	165,349.00	165,349.00	100.00	Termination of cooperation
Miyasole Equipment Integration Fujian Co., Ltd.	119,700.00	119,700.00	100.00	Litigation disputes
Shanxi Changzhi High-tech Huashang Optoelectronics Co., Ltd.	40,500.00	40,500.00	100.00	Termination of cooperation
Hefei IRICO Epilight Technology Co., Ltd.	1,364.00	1,364.00	100.00	Termination of cooperation
	1,886,905.47	1,886,905.47		

79
3-2-1-82

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

3. Accounts receivable (continued)

As of December 31, 2020, the accounts receivable for which bad debt reserves are individually accrued are as follows:

	Book balance	Bad debt reserves	Expected Credit Loss Rate (%)	Accrual Reason
Beijing Parker Trading Co., Ltd.	403,942.47	403,942.47	100.00	Abnormal operation
Beijing Times Chip Lights SCI-TECH Co., Ltd.	165,349.00	165,349.00	100.00	Termination of cooperation
Miyasole Equipment Integration Fujian Co., Ltd.	119,700.00	119,700.00	100.00	Litigation disputes
Shanxi Changzhi High-tech Huashang Optoelectronics Co., Ltd.	40,500.00	40,500.00	100.00	Termination of cooperation
Hefei IRICO Epilight Technology Co., Ltd.	1,364.00	1,364.00	100.00	Termination of cooperation
	730,855.47	730,855.47		

As of December 31, 2019, the accounts receivable for which bad debt reserves are individually accrued are as follows:

	Book balance	Bad debt reserves	Expected Credit Loss Rate (%)	Accrual Reason
Beijing Parker Trading Co., Ltd.	184,942.47	184,942.47	100.00	Abnormal operation
Beijing Times Chip Lights SCI-TECH Co., Ltd.	165,349.00	165,349.00	100.00	Termination of cooperation
Shanxi Changzhi High-tech Huashang Optoelectronics Co., Ltd.	40,500.00	40,500.00	100.00	Termination of cooperation
Hefei IRICO Epilight Technology Co., Ltd.	1,364.00	1,364.00	100.00	Termination of cooperation
	392,155.47	392,155.47		

80
3-2-1-83

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 81 3 - 2 - 1 - 84 V. Notes to Main Items of Consolidated Financial Statements (Continued) 3. Accounts receivable (continued) Accounts receivable for which bad debt reserves are accrued according to the combination of credit risk characteristics are as follows: Low risk customers December 31, 2021 Book of the estimated default Expected credit loss rate (%) Expected credit loss of the entire duration Within 1 year 15,167,582.10 0.05 7,583.79 1 to 2 years 1,226,100.00 0.05 613.05 16,393,682.10 0.05 8,196.84 December 31, 2020 Book of the estimated default Expected credit loss rate (%) Expected credit loss of the entire duration Within 1 year 67,945,922.00 0.06 40,213.39 December 31, 2019 Book of the estimated default Expected credit loss rate (%) Expected credit loss of the entire duration Within 1 year 77,579,010.33 0.07 52,447.16 1 to 2 years 3,627,533.88 0.07 2,539.27 81,206,544.21 0.07 54,986.43

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 In RMB Yuan

V. Notes to Main Items of Consolidated Financial Statements (Continued)

3. Accounts receivable (continued)

Accounts receivable for which bad debt reserves are accrued according to the combination of credit risk characteristics are as follows: (Continued)

Medium risk customers

	December 31, 2021		
	Book of the estimated default	Expected credit loss rate (%)	Expected credit loss of the entire duration
Within 1 year	203,092,618.98	0.45	913,916.79
1 to 2 years	125,797.00	44.34	55,772.23
2 to 3 years	8,000.00	97.00	7,760.00
More than 3 years	452,903.36	100.00	452,903.36
	203,679,319.34	0.70	1,430,352.38

	December 31, 2020		
	Book of the estimated default	Expected credit loss rate (%)	Expected credit loss of the entire duration
Within 1 year	84,602,406.58	0.19	159,673.77
1 to 2 years	28,500.00	38.25	10,901.53
2 to 3 years	-	-	-
More than 3 years	452,903.36	100.00	452,903.36
	85,083,809.94	0.73	623,478.66

	December 31, 2019		
	Book of the estimated default	Expected credit loss rate (%)	Expected credit loss of the entire duration
Within 1 year	48,620,607.01	0.39	189,938.19
1 to 2 years	349,397.00	39.41	137,689.42
2 to 3 years	501,546.81	98.93	496,196.98
More than 3 years	62,356.55	100.00	62,356.55
	49,533,907.37	1.79	886,181.14

82
3-2-1-85

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 In RMB Yuan

V. Notes to Main Items of Consolidated Financial Statements (Continued)

3. Accounts receivable (continued)

Changes in bad debt reserves of accounts receivable are as follows:

	Beginning balance	Accrued this year	Recovered or reversed this year	Written off this year	Year-end balance
2021	1,394,547.52	2,150,111.46	(219,204.29)	-	3,325,454.69
2020	1,333,323.04	407,253.60	(346,029.12)	-	1,394,547.52
2019	975,640.53	377,274.22	(19,591.71)	-	1,333,323.04

As of December 31, 2021, the top five customers with closing balance are as follows:

	Book balance	Scale (%)
Nanchang Kingsoon Optoelectronic Co., Ltd.	22,241,681.87	10.02
OSRAM OPTO SEMICONDUCTORS GMBH	19,790,373.63	8.92
Epi Solution Technology Co., Ltd.	17,487,021.00	7.88
China Electronics Technology Group Corporation	16,393,682.10	7.39
LANDMARK OPTOELECTRONICS INC.	14,438,250.83	6.50
	90,351,009.43	40.71

As of December 31, 2020, the top five customers with closing balance are as follows:

	Book balance	Scale (%)
AXT, Inc.	53,762,553.90	34.97
Nanchang Kingsoon Optoelectronic Co., Ltd.	18,412,841.15	11.98
China Electronics Technology Group Corporation	14,785,192.10	9.62
Epi Solution Technology Co., Ltd.	10,086,946.00	6.56
Suzhou Everbright Photonics Co., Ltd.	6,617,220.00	4.30
	103,664,753.15	67.43

83
3-2-1-86

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 In RMB Yuan

V. Notes to Main Items of Consolidated Financial Statements (Continued)

3. Accounts receivable (continued)

As of December 31, 2019, the top five customers with closing balance are as follows:

	Book balance	Scale (%)
AXT, Inc.	63,678,984.23	48.56
China Electronics Technology Group Corporation	17,527,559.98	13.37
Nanchang Kingsoon Optoelectronic Co., Ltd.	16,652,093.32	12.70
Epi Solution Technology Co., Ltd.	11,674,530.90	8.90
Suzhou Everbright Photonics Co., Ltd.	5,611,600.00	4.28
	115,144,768.43	87.81

The ownership of accounts receivable with the year-end balance of RMB10,673,996.84 of the Group was restricted as of December 31, 2020. The ownership of accounts receivable was not restricted as of December31, 2019 and December 31, 2021. See Note V 54.

4. Receivables financing

	December 31, 2021	December 31, 2020	December 31, 2019
Balance of book value of bank acceptance bill	62,276,352.97	30,086,848.50	15,312,029.70
Less: Change and other changes in fair value	392,467.13	232,625.43	89,434.56
	61,883,885.84	29,854,223.07	15,222,595.14

The receivables financing that have been endorsed but have not yet matured on the balance sheet date is as follows:

	December 31, 2021		December 31, 2020	
			Year-end balance	
	Derecognition	Recognition not terminated	Derecognition	Recognition not terminated
Book value of bank acceptance bill	82,843,799.57	15,300,741.53	51,088,631.47	12,135,852.98

	December 31, 2019	
	Derecognition	Recognition not terminated
Book value of bank acceptance bill	21,082,947.24	10,975,589.70

84
3-2-1-87

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 In RMB Yuan

V. Notes to Main Items of Consolidated Financial Statements (Continued)

4. Receivables financing (continued)

The Group has no external pledge receivables financing on December 31, 2021, 2020 and 2019.

The financing ownership of the Group's receivables with book value of RMB15,224,856.38, RMB12,045,573.32 and RMB10,931,250.13 was restricted as of December 31, 2021, 2020 and 2019. See Note V 54.

5. Prepayments

The aging analysis of prepayments is as follows:

	December 31, 2021		December 31, 2020	
	Book balance	Proportion (%)	Book balance	Proportion (%)
Within 1 year	7,729,478.06	99.16	5,209,260.95	99.66
1 to 2 years	58,070.00	0.74	13,806.79	0.26
2 to 3 years	3,518.00	0.05	4,127.62	0.08
More than 3 years	4,020.00	0.05	-	-
	7,795,086.06	100.00	5,227,195.36	100.00

	December 31, 2019	
	Book balance	Proportion (%
Within 1 year	3,214,640.18	99.00
1 to 2 years	32,577.52	1.00
	3,247,217.70	100.00

There is no significant prepayment with an aging of more than 1 year in the report period.

85
3-2-1-88

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 In RMB Yuan

V. Notes to Main Items of Consolidated Financial Statements (Continued)

5. Prepayments (continued)

The top five prepayment balances are as follows as of December 31, 2021:

Company Name	Relationship with the Group	Year-end balance	Proportion in Prepayment Balance Total Amount (%)
State Grid Corporation of China	Third Party	1,850,275.55	23.74
Beijing Branch of Centennial Life Insurance Co., Ltd.	Third Party	1,089,495.00	13.98
Kazuo Ganghua Gas Co., Ltd.	Third Party	1,010,195.52	12.96
TOKO SHOJI CO., LTD.	Third Party	385,688.40	4.95
Dingxing Huaao Natural Gas Co., Ltd.	Third Party	275,000.00	3.53
		4,610,654.47	59.16

The top five prepayment balances are as follows as of December 31, 2020:

Company Name	Relationship with the Group	Year-end balance	Proportion in Prepayment Balance Total Amount (%)
State Grid Corporation of China	Third Party	2,252,585.93	43.09
Beijing Branch of Huanghe Property Insurance Co., Ltd.	Third Party	828,180.00	15.84
Kazuo Ganghua Gas Co., Ltd.	Third Party	501,871.33	9.60
Dingxing Huaao Natural Gas Co., Ltd.	Third Party	389,819.36	7.46
MOMENTIVEPERFORMANCEMATERIAL	Third Party	125,930.57	2.41
		4,098,387.19	78.40

The top five prepayment balances are as follows as of December 31, 2019:

Company Name	Relationship with the Group	Year-end balance	Proportion in Prepayment Balance Total Amount (%)
State Grid Corporation of China	Third Party	1,598,109.88	49.21
Kazuo Ganghua Gas Co., Ltd.	Third Party	302,581.80	9.32
Dingxing Huaao Natural Gas Co., Ltd.	Third Party	262,400.00	8.08
Beijing Zhongguancun Technology Financing Guarantee Co., Ltd.	Third Party	220,480.00	6.79
Beijing R&G Certified Tax Agents Co., Ltd.	Third Party	100,000.00	3.08
		2,483,571.68	76.48

86
3-2-1-89

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

6. Other receivables

	December 31, 2021	December 31, 2020	December 31, 2019
Other receivables	1,241,421.56	8,478,982.75	4,300,100.61
Interest receivable	-	-	131,006.89
	1,241,421.56	8,478,982.75	4,431,107.50

The aging analysis of other receivables is as follows:

	December 31, 2021	December 31, 2020	December 31, 2019
Within 1 year	188,659.51	6,552,733.78	1,260,200.46
1 to 2 years	481,898.08	279,939.82	1,451,399.23
2 to 3 years	451,264.82	1,431,399.23	1,569,000.00
More than 3 years	1,474,099.15	1,627,499.92	69,500.92
	2,595,921.56	9,891,572.75	4,350,100.61
Less: Bad debt reserves of other receivables	1,354,500.00	1,412,590.00	50,000.00
	1,241,421.56	8,478,982.75	4,300,100.61

87
3-2-1-90

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 88 3 - 2 - 1 - 91 V. Notes to Main Items of Consolidated Financial Statements (Continued) 6. Other receivables (continued) Other receivables are classified as follows by nature: December 31, 2021 December 31, 2020 December 31, 2019 Bond 2,138,599.00 3,626,547.31 2,906,399.23 Prepaid expenses - 400,575.75 698,520.07 Deposit 301,063.25 365,264.74 608,964.74 Relocation compensation - 4,290,411.00 - Taxes paid on behalf - 1,053,127.34 - Others 156,259.31 155,646.61 136,216.57 2,595,921.56 9,891,572.75 4,350,100.61 Changes in bad debt reserves of other receivables accrued according to 12 - month expected credit losses and expected credit losses for the entire duration are as follows: 2021 Phase I Phase II Phase III Total Expected credit loss in the next 12 months Expected credit loss of the entire duration Financial assets of credit incurred impaired (Expected credit loss of the entire duration) Beginning balance - - 1,412,590.00 1,412,590.00 Recovered or reversed this year - - (58,090.00) (58,090.00) Year - end balance - - 1,354,500.00 1,354,500.00 2020 Phase I Phase II Phase III Total Expected credit loss in the next 12 months Expected credit loss of the entire duration Financial assets of credit incurred impaired (Expected credit loss of the entire duration) Beginning balance - - 50,000.00 50,000.00 Accrued this year - - 1,362,590.00 1,362,590.00 Year - end balance - - 1,412,590.00 1,412,590.00

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

6. Other receivables (continued)

Changes in bad debt reserves of other receivables accrued according to 12-month expected credit losses and expected credit losses for the entire duration are as follows: (Continued)

2019

	Phase I Expected credit loss in the next 12 months	Phase II Expected credit loss of the entire duration	Phase III Financial assets of credit incurred impaired (Expected credit loss of the entire duration)	Total
Beginning and ending balance	-	-	50,000.00	50,000.00

Changes in bad debt reserves of other receivables are as follows:

	Beginning balance	Accrued this year	Recovered or reversed this year	Written off this year	Year-end balance
2021	1,412,590.00	-	(58,090.00)	-	1,354,500.00
2020	50,000.00	1,362,590.00	-	-	1,412,590.00
2019	50,000.00	-	-	-	50,000.00

As of December 31, 2021, the top five other receivables are as follows:

	Year-end balance	Proportion in total balance of other receivables (%)	Nature	Account age	Year-end balance of bad debt reserves
Tianjin Jingjin Zhongguancun Technology City Development Co., Ltd.	1,354,500.00	52.18	Bond	More than 3 years	1,354,500.00
Human Resources and Social Security Bureau of Kazuo County	696,300.00	26.82	Bond	1 to 2 years, 2 to 3 years	-
State Grid Tianjin Electric Power Bureau	192,000.00	7.40	Deposit	2 to 3 years	-
Beijing Kaibao Technology Service Co., Ltd.	87,799.00	3.38	Bond	Within 1 year, 1 to 2 years, More than 3 years	-
Nanjing Social Security Center	72,000.00	2.77	Insurance Reimbursement	Within 1 year	-
	2,402,599.00	92.55			1,354,500.00

89
3-2-1-92

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 90 3 - 2 - 1 - 93 V. Notes to Main Items of Consolidated Financial Statements (Continued) 6. Other receivables (continued) As of December 31, 2020, the top five other receivables are as follows: Year - end balance Other receivables Nature Account age Bad debt reserves Total balance Year - end balance Proportion of (%) Tongzhou District People’s Government Housing Expropriation Office 4,290,411.00 43.37 Relocation compensation Within 1 year - Management Committee of Chaoyang Kazuo Economic Development Zone 1,500,000.00 15.16 Bond More than 3 years - AXT, Inc. 1,453,703.09 14.70 Prepaid expenses Tax paid on behalf Within 1 year - Tianjin Jingjin Zhongguancun Technology City Development Co., Ltd. 1,354,500.00 13.69 Bond 2 to 3 years 1,354,500.00 Human Resources and Social Security Bureau of Kazuo County 696,300.00 7.04 Bond Within 1 year, 1 to 2 years - 9,294,914.09 93.96 1,354,500.00 As of December 31, 2019, the top five other receivables are as follows: Year - end balance Proportion in total balance of other receivables （ % ） Nature Account age Year - end balance of bad debt reserves Management Committee of Chaoyang Kazuo Economic Development Zone 1,500,000.00 34.48 Bond 2 to 3 years - Tianjin Jingjin Zhongguancun Technology City Development Co., Ltd. 1,354,500.00 31.14 Bond 1 to 2 years - AXT, Inc. 698,520.07 16.06 Prepaid expenses Within 1 year - Human Resources and Social Security Bureau of Kazuo County 236,300.00 5.43 Deposit Within 1 year - Tianjin Electric Power Bureau of State Grid 192,000.00 4.41 Electricity Deposit Within 1 year - 3,981,320.07 91.52 - There was no balance of government subsidies receivable as of December 31, 2021. As of December 31, 2020, the government subsidies receivable are as follows: Subsidy items Amount Account age Estimated collection time, amount and basis Tongzhou District People’s Government Housing Expropriation Office Relocation compensation 4,290,411.00 Within 1 year It is estimated that RMB 4,290,411.00 was recovered in 2021 Basis: Compensation Agreement for Expropriation of Non - residential Houses on State - owned Land in Bid Sections I, II and III of Phase II of Shanty Town Reconstruction Around Dongfang Plant There was no balance of government subsidies receivable as of December 31, 2019.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

7. Inventory

	December 31, 2021			December 31, 2020		
	Book balance	Depreciation reserves /Provision for impairment	Book value	Book balance	Depreciation reserves /Provision for impairment	Book value
Raw materials	66,556,134.91	3,558,589.69	62,997,545.22	101,014,979.23	4,805,254.63	96,209,724.60
Semi-finished products	120,528,106.94	6,162,898.29	114,365,208.65	87,469,481.74	6,070,073.36	81,399,408.38
Unfinished products	127,630,107.95	328,118.58	127,301,989.37	74,353,269.73	232,104.17	74,121,165.56
Goods in stock	66,214,947.68	7,166,980.89	59,047,966.79	35,580,215.08	3,450,682.09	32,129,532.99
Goods upon delivery	20,105,195.01	-	20,105,195.01	780,021.89	-	780,021.89
	401,034,492.49	17,216,587.45	383,817,905.04	299,197,967.67	14,558,114.25	284,639,853.42

	December 31, 2019		
	Book balance	Depreciation reserves /Provision for impairment	Book value
Raw materials	42,410,702.23	6,057,103.23	36,353,599.00
Semi-finished products	110,934,032.59	8,977,180.70	101,956,851.89
Unfinished products	76,895,831.00	5,885,726.97	71,010,104.03
Goods in stock	39,051,539.49	2,676,828.79	36,374,710.70
Goods upon delivery	-	-	-
	269,292,105.31	23,596,839.69	245,695,265.62

Changes in inventory depreciation reserves are as follows:

2021

	Beginning balance	Accrued this year	Decrease this year		Year-end balance
			Reversal or writeoff	Others	
Raw materials	4,805,254.63	1,153,635.23	2,400,300.17	-	3,558,589.69
Semi-finished products	6,070,073.36	2,313,592.86	2,220,767.93	-	6,162,898.29
Unfinished products	232,104.17	328,118.58	232,104.17	-	328,118.58
Goods in stock	3,450,682.09	5,246,929.50	1,530,630.70	-	7,166,980.89
	14,558,114.25	9,042,276.17	6,383,802.97	-	17,216,587.45

91
3-2-1-94

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

7. Inventory (Continued)

Changes in inventory depreciation reserves are as follows: (Continued)

2020

	Beginning balance	Accrued this year	Decrease this year		Year-end balance
			Reversal or writeoff	Others	
Raw materials	6,057,103.23	1,347,296.18	2,599,144.78	-	4,805,254.63
Semi-finished products	8,977,180.70	2,012,235.83	4,919,343.17	-	6,070,073.36
Unfinished products	5,885,726.97	232,104.17	5,885,726.97	-	232,104.17
Goods in stock	2,676,828.79	2,130,267.93	1,356,414.63	-	3,450,682.09
	23,596,839.69	5,721,904.11	14,760,629.55	-	14,558,114.25

2019

	Beginning balance	Accrued this year	Decrease this year		Year-end balance
			Reversal or writeoff	Others	
Raw materials	2,693,877.28	4,007,359.92	644,133.97	-	6,057,103.23
Semi-finished products	2,847,973.61	8,264,514.23	2,135,307.14	-	8,977,180.70
Unfinished products	1,571,620.98	5,885,726.97	1,571,620.98	-	5,885,726.97
Goods in stock	2,576,395.43	1,099,297.04	998,863.68	-	2,676,828.79
	9,689,867.30	19,256,898.16	5,349,925.77	-	23,596,839.69

The writeoff of inventory falling price reserves in 2021, 2020 and 2019 means that the inventory falling price reserves are carried forward with the sale or requisition of inventory.

The Group has no inventory with limited ownership as of December 31, 2021, 2020 and 2019.

92
3-2-1-95

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

8. Non-current assets due within one year

	December 31, 2021	December 31, 2020	December 31, 2019
Long-term accounts receivable due within one year	-	-	2,000,000.00

9. Other current assets

	December 31, 2021	December 31, 2020	December 31, 2019
Input tax to be deducted	26,657,113.81	28,519,154.78	31,378,370.62
Listing intermediary fee	15,699,130.32	1,307,250.00	-
Deferred expenses	2,458,499.46	1,087,047.63	592,084.17
Enterprise income tax prepaid	3,830,572.36	1,626,171.27	76,616.25
Others	164,031.30	-	-
	48,809,347.25	32,539,623.68	32,047,071.04

10. Long-term accounts receivable

	December 31, 2021			December 31, 2020		
	Book balance	Bad debt reserves	Book value	Book balance	Bad debt reserves	Book value
Loan	-	-	-	1,982,947.59	-	1,982,947.59
Less: Long-term accounts receivable due within one year	-	-	-	-	-	-
	-	-	-	1,982,947.59	-	1,982,947.59

	December 31, 2019		
	Book balance	Bad debt reserves	Book value
Loan	4,982,947.59	-	4,982,947.59
Less: Long-term accounts receivable due within one year	2,000,000.00	-	2,000,000.00
	2,982,947.59	-	2,982,947.59

93
3-2-1-96

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 94 3 - 2 - 1 - 97 V. Notes to Main Items of Consolidated Financial Statements (Continued) 10. Long - term accounts receivables (Continued) Note 1: Beijing Tongmei Xtal Technology Co., Ltd. lent RMB 5,000,000.00 to the related party Jinmei Gallium (Maanshan ) Co., Ltd. for its daily business activities on July 1, 2017, with an annual interest rate of 4.9% and a loan period from July 1, 2017 to June 30, 2023. The repayment plan is to repay 20% of the loan principal at the end of 2021, 40% of the loan principal in 2022 and the remaining loan before June 30, 2023. The balance of loan principal was RMB 0, RMB 1,982,947.59 and RMB 1,982,947.59, respectively as of December 31, 2021, 2020 and 2019. For details, see Note X 6 (3) Related Party Relationships and Transactio ns - balance of related party receivables. Note 2: He Junfang, a key manager of Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. , pledged his equity in Beijing Bomeilian Special Ceramics Co., Ltd. and obtained the following loans from Beijin g Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. : Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. lent RMB 2,000,000.00 to He Junfang on December 1, 2017, the annual interest rate is 2.72%, and the loan term is from December 1, 20 17 to November 30, 2020. In January 2019, He Junfang obtained a loan of RMB 1,000,000.00 from Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. The loan period is from January 31, 2019 to December 31, 2024, with an annual interest rate of 2.7 2%. The loan balance was RMB 0, RMB 0 and RMB 3 ,0 00,000.00, respectively as of December 31, 2021, 2020 and 2019. For details, see Note X 6 (3) Related Party Relationships and Transactions - balance of related party receivables. The management of the Group beli eves that there is no need to withdraw bad debt reserves for long - term accounts receivables as of December 31, 2021, 2020 and 2019. 11. Long - term equity investments 2021 Beginning balance Change in current year Year - end balance Provision for impairment at the end of the year Investment profit and loss under equity method Other equity changes Declared cash dividends disposal Joint venture Donghai Dongfang Hi - purity Electronic Materials Co., Ltd. 12,315,064.40 761,307.20 - - (13,076,371.60) - - Xiaoyi Xing’an Gallium Co., Ltd. 22,480,225.21 9,328,147.18 1,420,860.13 (5,000,000.00) - 28,229,232.52 - 34,795,289.61 10,089,454.38 1,420,860.13 (5,000,000.00) (13,076,371.60) 28,229,232.52 -

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

11. Long-term equity investments (continued)

2020

	Beginning balance	Change in current year: Investment profit and loss under equity method	Declared cash dividends	Others	Year-end balance	Provision for impairment at the end of the year
Joint venture						
Donghai Dongfang Hi-purity Electronic Materials Co., Ltd.	10,984,620.44	1,330,443.96	-	-	12,315,064.40	-
Xiaoyi Xing'an Gallium Co., Ltd.	17,846,961.66	4,633,263.55	-	-	22,480,225.21	-
	28,831,582.10	5,963,707.51	-	-	34,795,289.61	-

2019

	Beginning balance	Change in current year: Investment profit and loss under equity method	Declared cash dividends	Others	Year-end balance	Provision for impairment at the end of the year
Joint venture						
Donghai Dongfang Hi-purity Electronic Materials Co., Ltd.	10,777,209.66	207,410.78	-	-	10,984,620.44	-
Xiaoyi Xing'an Gallium Co., Ltd.	18,075,597.65	2,271,364.01	(2,500,000.00)	-	17,846,961.66	-
	28,852,807.31	2,478,774.79	(2,500,000.00)	-	28,831,582.10	-

The management of the Group believes that there is no need to make provision for impairment of long-term equity investment as of December 31, 2021, 2020 and 2019.

See Note VII 2: Equity in joint ventures and associates for the proportion of equity held by Tongmei Xtal Group in the above associated enterprises. 75,221,510.48

12. Fixed assets

	December 31, 2021	December 31, 2020	December 31, 2019
Fixed assets	647,253,818.53	614,605,658.83	308,761,273.43

95
3-2-1-98

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 96 3 - 2 - 1 - 99 V. Notes to Main Items of Consolidated Financial Statements (Continued) 12. Fixed assets (continued) 2021 Houses and buildings Machinery equipment Tools and instruments Means of transport Office equipment Total Original value Balance at the end of last year 622,123,773.31 351,412,883.53 46,367,506.23 8,505,063.33 5,127,095.41 1,033,536,321.81 Impact of changes in accounting policies - the modified lease standards apply - (14,794,922.80) - - - (14,794,922.80) Beginning balance 622,123,773.31 336,6 17,960.73 46,367,506.23 8,505,063.33 5,127,095.41 1,018,741,399.01 Purchase 154,869.94 11,227,547.42 6,306,932.11 707,079.65 546,093.37 18,942,522.49 Transfer in from construction - in - progress 46,278,672.56 34,336,520.01 4,916,274.26 - 232,196.43 85,763,663.26 Disposal or scrap - (5,551,690.60) (5,056,882.69) - (801,041.63) (11,409,614.92) Year - end balance 668,557,315.81 376,630,337.56 52,533,829.91 9,212,142.98 5,104,343.58 1,112,037,969.84 Accumulated depreciation Balance at the end of last year 135,022,224.01 240,425,881.81 30,857,748.04 6,855,725.80 3,960,908.90 417,122,488.56 Impacts of changes in accounting policies - (2,095,947.32) - - - (2,095,947.32) Beginning balance 135,022,224.01 238,3 29,934.49 30,857,748.04 6,855,725.80 3,960,908.90 415,026,541.24 Accrual 31,830,815.71 15,096,368.95 8,565,560.71 671,859.37 438,481.61 56,603,086.35 Disposal or scrap - (5,027,241.65) (3,445,235.21) - (792,358.53) (9,264,835.39) Year - end balance 166,853,039.72 248,399,061.79 35,978,073.54 7,527,585.17 3,607,031.98 462,364,792.20 Provision for impairment Beginning balance - 1,808,174.42 - - - 1,808,174.42 Accrued this year - 611,184.69 - - - 611,184.69 Year - end balance - 2,419,359.11 - - - 2,419,359.11 Book value End of the year 501,704,276.09 125,811,916.66 16,555,756.37 1,684,557.81 1,497,311.60 647,253,818.53 Beginning of the year 487,101,549.30 96,479,851.82 15,509,758.19 1,649,337.53 1,166,186.51 601,906,683.35 Book value includes fully depreciated and still in use (original value) 21,560,812.68 152,588,292.40 13,933,532.56 5,704,262.16 2,398,948.12 196,185,847.92

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 97 3 - 2 - 1 - 100 V. Notes to Main Items of Consolidated Financial Statements (Continued) 12. Fixed assets (continued) 2020 Houses and buildings Machinery equipment Tools and instruments Means of transport Office equipment Total Original value Beginning balance 292,493,548.00 337,458,319.55 48,103,137.78 8,414,045.63 4,865,452.66 691,334,503.62 Purchase - 6,987,249.56 2,232,920.42 91,017.70 479,770.67 9,790,958.35 Transfer in from construction - in - progress 329,630,225.31 11,336,127.79 4,578,051.78 - 31,239.31 345,575,644.19 Disposal or scrap - (4,368,813.37) (8,546,603.75) - (249,367.23) (13,164,784.35) Year - end balance 622,123,773.31 351,412,883.53 46,367,506.23 8,505,063.33 5,127,095.41 1,033,536,321.81 Accumulated depreciation Beginning balance 111,221,556.56 229,187,304.34 30,772,962.93 6,166,008.41 3,873,403.82 381,221,236.06 Ac crual 23,800,667.45 15,322,947.54 7,999,491.37 689,717.39 336,872.31 48,149,696.06 Disposal or scrap - (4,084,370.07) (7,914,706.26) - (249,367.23) (12,248,443.56) Year - end balance 135,022,224.01 240,425,881.81 30,857,748.04 6,855,725.80 3,96 0,908.90 417,122,488.56 Provision for impairment Beginning balance - 1,351,994.13 - - - 1,351,994.13 Accrued this year - 456,180.29 - - - 456,180.29 Year - end balance - 1,808,174.42 - - - 1,808,174.42 Book value End of the year 487,101,549.30 109,178,827.30 15,509,758.19 1,649,337.53 1,166,186.51 614,605,658.83 Beginning of the year 181,271,991.44 106,919,021.08 17,330,174.85 2,248,037.22 992,048.84 308,761,273.43 Book value includes fully depreciated and still in use (original value) - 143,331,764.40 13,069,096.16 4,204,754.01 3,078,311.97 163,683,926.54

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

12. Fixed assets (continued)

2019

	Houses and buildings	Machinery equipment	Tools and instruments	Means of transport	Office equipment	Total
Original value						
Beginning balance	266,558,072.67	311,552,199.82	45,914,569.07	8,823,522.51	5,731,803.19	638,580,167.26
Purchase	-	18,793,097.69	1,558,573.79	67,522.12	232,285.65	20,651,479.25
Transfer in from construction-in-progress	29,698,461.11	13,803,670.91	4,481,584.77	-	38,280.00	48,021,996.79
Disposal or scrap	(3,762,985.78)	(6,690,648.87)	(3,851,589.85)	(476,999.00)	(1,136,916.18)	(15,919,139.68)
Year-end balance	292,493,548.00	337,458,319.55	48,103,137.78	8,414,045.63	4,865,452.66	691,334,503.62
Accumulated depreciation						
Beginning balance	96,128,434.04	221,573,744.55	26,340,339.49	5,926,224.59	4,654,599.10	354,623,341.77
Accrual	15,838,491.90	14,055,196.89	7,695,120.41	716,782.82	342,159.02	38,647,751.04
Disposal or scrap	(745,369.38)	(6,441,637.10)	(3,262,496.97)	(476,999.00)	(1,123,354.30)	(12,049,856.75)
Year-end balance	111,221,556.56	229,187,304.34	30,772,962.93	6,166,008.41	3,873,403.82	381,221,236.06
Provision for impairment						
Beginning balance	-	1,157,122.34	-	-	-	1,157,122.34
Accrued this year	-	194,871.79	-	-	-	194,871.79
Year-end balance	-	1,351,994.13	-	-	-	1,351,994.13
Book value						
End of the year	181,271,991.44	106,919,021.08	17,330,174.85	2,248,037.22	992,048.84	308,761,273.43
Beginning of the year	170,429,638.63	88,821,332.93	19,574,229.58	2,897,297.92	1,077,204.09	282,799,703.15
Book value includes fully depreciated and still in use (original value)	-	140,873,245.50	17,398,642.79	4,204,754.01	3,138,683.24	165,615,325.54

Fixed assets under financing lease - machinery and equipment are as follows:

	December 31, 2020	December 31, 2019
Original value	14,794,922.80	14,794,922.80
Accumulated depreciation	(2,095,947.32)	(616,455.10)
Book value	12,698,975.48	14,178,467.70

98
3-2-1-101

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 99 3 - 2 - 1 - 102 V. Notes to Main Items of Consolidated Financial Statements (Continued) 12. Fixed assets (continued) The Group has no temporarily idle fixed assets as of December 31, 2021, 2020 and 2019. The Group has no operating leased fixed assets as of December 31, 2021, 2020 and 2019. As of December 31, 2021, the fixed assets for which the Certificate of title has not been completed are as follows: Book value Not completed Reason of Title Certificate Extension of Beijing Tongmei Xtal No. 1 - 6 Plants 24,940,915.21 The formalities are incomplete and have not been completed yet Beijing Tongmei Xtal No. 9 Plant 16,572,276.64 The formalities are incomplete and have not been completed yet Beijing Tongmei Xtal No. 4 Plant 12,769,908.66 The formalities are incomplete and have not been completed yet Beijing Tongmei Xtal No. 7 Plant 3,783,764.94 The formalities are incomplete and have not been completed yet Beijing Tongmei Xtal New Chemical Warehouse 1,922,231.37 The formalities are incomplete and have not been completed yet Extension of Beijing Tongmei Xtal No. 8 - 9 Plants 1,312,945.06 The formalities are incomplete and have not been completed yet New Part of Beijing Tongmei Xtal Security Room 264,358.88 The formalities are incomplete and have not been completed yet Baoding Tongmei Xtal 7# Class A Warehouse 3,291,608.77 In process, not yet completed Baoding Tongmei Xtal 4# Boiler Room 2,233,945.00 In process, not yet completed Baoding Tongmei Xtal Solid Waste Warehouse 3,311,950.45 In process, not yet completed Chaoyang Jinmei Complex 4,452,525.90 In process, not yet completed Total 74,856,430.88

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 100 3 - 2 - 1 - 103 V. Notes to Main Items of Consolidated Financial Statements (Continued) 12. Fixed assets (continued) As of December 31, 2020, the fixed assets for which the Certificate of title has not been completed are as follows: Book value Not completed Reason of Title Certificate Extension of Beijing Tongmei Xtal No. 1 - 6 Plants 25,516,265.46 The formalities are incomplete and have not been completed yet Beijing Tongmei Xtal No. 9 Plant 12,609,173.78 The formalities are incomplete and have not been completed yet Beijing Tongmei Xtal No. 4 Plant 12,543,739.24 The formalities are incomplete and have not been completed yet Beijing Tongmei Xtal No. 7 Plant 3,626,045.19 The formalities are incomplete and have not been completed yet Beijing Tongmei Xtal New Chemical Warehouse 1,986,031.50 The formalities are incomplete and have not been completed yet Extension of Beijing Tongmei Xtal No. 8 - 9 Plants 1,357,064.44 The formalities are incomplete and have not been completed yet New Part of Beijing Tongmei Xtal Security Room 273,185.85 The formalities are incomplete and have not been completed yet Baoding Tongmei Generation Motor Room 708,256.88 In process, not yet completed Baoding Tongmei Xtal 7# Class A Warehouse 3,471,151.07 In process, not yet completed Baoding Tongmei Xtal 4# Boiler Room 2,357,481.13 In process, not yet completed Chaoyang Tongmei Xtal Power Distribution Room (Phase I) 12,759,705.02 Completed on November 8, 2021 Chaoyang Tongmei Xtal Class A Plant 13,661,261.34 Completed on November 8, 2021 Chaoyang Gold Nail Salon Workshop and Its Supporting Facilities 10,289,173.20 Completed on November 12, 2021 Total 101,158,534.10 As of December 31, 2019, the fixed assets for which the Certificate of title has not been completed are as follows: Book value Not completed Reason of Title Certificate Extension of Beijing Tongmei Xtal No. 1 - 6 Plants 27,807,927.85 The formalities are incomplete and have not been completed yet Beijing Tongmei Xtal No. 9 Plant 13,748,953.29 The formalities are incomplete and have not been completed yet Beijing Tongmei Xtal No. 4 Plant 11,119,764.06 The formalities are incomplete and have not been completed yet Beijing Tongmei Xtal No. 7 Plant 4,508,501.27 The formalities are incomplete and have not been completed yet

Beijing Tongmei Xtal Technology Co., Ltd. Notes to the Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 101 3 - 2 - 1 - 104 Beijing Tongmei Xtal New Chemical Warehouse 2,170,778.62 The formalities are incomplete and have not been completed yet Extension of Beijing Tongmei Xtal No. 8 - 9 Plants 1,470,588.44 The formalities are incomplete and have not been completed yet New Part of Beijing Tongmei Xtal Security Room 297,341.46 The formalities are incomplete and have not been completed yet Chaoyang Tongmei Xtal Class A Plant 4,169,693.45 Completed on November 8, 2021 Total 65,293,548.44 The ownership of fixed assets with book value of RMB 150,305,117.02, RMB 75,383,575.00 and RMB 52,966,875.00 is restricted as of December 31, 2021, 2020 and 2019. See Note V 54.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

13. Construction-in-progress

	December 31, 2021	December 31, 2020	December 31, 2019
Construction-in-progress	218,832,054.69	122,637,987.23	332,609,288.25

Construction-in-progress

	December 31, 2021			December 31, 2020		
	Book balance	Provision for impairment	Book value	Book balance	Provision for impairment	Book value
High-purity arsenic project	54,288,877.91	-	54,288,877.91	-	-	-
GaAs crystal semiconductor materials production project	50,231,915.01	-	50,231,915.01	27,082,086.19	-	27,082,086.19
High-purity semiconductor preliminary materials production project	30,180,263.96	-	30,180,263.96	25,659,443.39	-	25,659,443.39
InP single crystal wafer production project	22,645,133.16	-	22,645,133.16	16,169,810.74	-	16,169,810.74
Single crystal wafer and related semiconductor material production project	9,969,657.66	-	9,969,657.66	11,266,125.20	-	11,266,125.20
PBN Product Project II	9,091,115.67	-	9,091,115.67	6,954,953.24	-	6,954,953.24
InP crystal growth and wafer processing and production expansion project	7,818,517.23	-	7,818,517.23	18,289,638.84	-	18,289,638.84
PBN product project I	5,346,291.02	-	5,346,291.02	-	-	-
Germanium Crystal Growth and Wafer Processing and Production Expansion Project	1,789,573.61	-	1,789,573.61	-	-	-
Gaas Crystal Synthesis and Growth and Wafer Processing Expansion Project	6,084,800.65	(6,084,800.65)	-	8,406,484.22	(6,084,800.65)	2,321,683.57
Others	28,015,569.13	(544,859.67)	27,470,709.46	15,439,105.73	(544,859.67)	14,894,246.06
	225,461,715.01	(6,629,660.32)	218,832,054.69	129,267,647.55	(6,629,660.32)	122,637,987.23

102
3-2-1-105

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to the Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

13. Construction-in-progress (continued)

Construction-in-progress (continued)

	December 31, 2019		
	Book balance	Provision for impairment	Book value
InP crystal growth and wafer processing and production expansion project	8,829,506.07	-	8,829,506.07
Germanium Crystal Growth and Wafer Processing and Production Expansion Project	-	-	-
Gaas Crystal Synthesis and Growth and Wafer Processing Expansion Project	12,635,462.91	(6,084,800.65)	6,550,662.26
Single crystal wafer and related semiconductor material production project	151,664,051.20	-	151,664,051.20
PBN product project I	-	-	-
PBN Product Project II	11,014,349.93	-	11,014,349.93
GaAs crystal semiconductor materials production project	95,487,792.58	-	95,487,792.58
InP single crystal wafer production project	13,406,656.44	-	13,406,656.44
High-purity semiconductor preliminary materials production project	1,388,043.42	-	1,388,043.42
Others	46,725,637.56	(2,457,411.21)	44,268,226.35
	341,151,500.11	(8,542,211.86)	332,609,288.25

103
3-2-1-106

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

13. Construction-in-progress (continued)

Construction-in-progress(continued)

Changes of important construction-in-progress in 2021 are as follows:

	Budget	Beginning balance	Increase this year	Transfer in this year's fixed assets	Other decreases	Year-end balance	Source of funds	Proportion of project input in budget (%)
Gaas Crystal Synthesis and Growth and Wafer Processing Expansion Project	46,925,412.50	8,406,484.22	6,648,899.52	4,382,920.70	4,587,662.39	6,084,800.65	Own funds	90.38
Germanium Crystal Growth and Wafer Processing and Production Expansion Project	8,627,203.45	-	3,998,261.32	2,208,687.71	-	1,789,573.61	Own funds	65.90
InP crystal growth and wafer processing and production expansion project	69,681,363.98	18,289,638.84	16,380,634.07	26,520,662.08	331,093.60	7,818,517.23	Own funds	78.77
Single crystal wafer and related semiconductor material production project	242,324,476.06	11,266,125.20	21,114,150.43	21,020,065.60	1,390,552.37	9,969,657.66	Own funds	72.41
PBN product project I	50,230,000.00	-	5,448,457.32	51,168.14	50,998.16	5,346,291.02	Own funds	79.22
PBN Product Project II	72,330,000.00	6,954,953.24	15,592,038.64	12,572,037.13	883,839.08	9,091,115.67	Own funds	66.85
GaAs crystal semiconductor materials production project	192,631,834.71	27,082,086.19	34,585,876.42	11,164,577.87	271,469.73	50,231,915.01	Own funds	80.00
InP single crystal wafer production project	34,757,135.14	16,169,810.74	8,085,093.21	-	1,609,770.79	22,645,133.16	Own funds	86.11
High-purity semiconductor preliminary materials production project	76,926,964.74	25,659,443.39	10,997,129.83	6,476,309.26	-	30,180,263.96	Own funds	92.79
High-purity arsenic project	92,428,298.00	-	54,292,113.39	-	3,235.48	54,288,877.91	Own funds	58.74
Others	82,406,327.93	15,439,105.73	17,634,466.03	1,367,234.77	3,690,767.86	28,015,569.13	Own funds	98.92
	969,269,016.51	129,267,647.55	194,777,120.18	85,763,663.26	12,819,389.46	225,461,715.01		

104
3-2-1-107

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

13. Construction-in-progress (continued)

Construction-in-progress (continued)

Changes of important construction-in-progress in 2020 are as follows:

	Budget	Beginning balance	Increase this year	Transfer in this year's fixed assets	Other decreases	Year-end balance	Source of funds	Proportion of project input in budget (%)
Gaas Crystal Synthesis and Growth and Wafer Processing Expansion Project	46,925,412.50	12,635,462.91	1,692,082.41	1,396,216.09	4,524,845.01	8,406,484.22	Own funds	76.21
InP crystal growth and wafer processing and production expansion project	69,681,363.98	8,829,506.07	17,397,692.50	6,661,873.04	1,275,686.69	18,289,638.84	Own funds	55.26
Single crystal wafer and related semiconductor material production project	242,324,476.06	151,664,051.20	19,364,179.72	159,701,760.89	60,344.83	11,266,125.20	Own funds	63.70
PBN Product Project II	72,330,000.00	11,014,349.93	16,813,562.18	20,872,958.87	-	6,954,953.24	Own funds	45.29
GaAs crystal semiconductor materials production project	192,631,834.71	95,487,792.58	15,073,241.89	81,570,869.89	1,908,078.39	27,082,086.19	Own funds	62.05
InP single crystal wafer production project	34,757,135.14	13,406,656.44	8,438,622.02	1,979,837.95	3,695,629.77	16,169,810.74	Own funds	62.85
High-purity semiconductor preliminary materials production project	73,554,562.83	1,388,043.42	57,253,946.51	32,982,546.54	-	25,659,443.39	Own funds	80.92
Others	76,430,033.07	46,725,637.56	15,014,671.03	40,409,580.92	5,891,621.94	15,439,105.73	Own funds	86.87
	808,634,818.29	341,151,500.11	151,047,998.26	345,575,644.19	17,356,206.63	129,267,647.55		

105
3-2-1-108

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

13. Construction-in-progress (continued)

Construction-in-progress(continued)

Changes of important construction-in-progress in 2019 are as follows:

	Budget	Beginning balance	Increase this year	Transfer in this year's fixed assets	Other decreases	Year-end balance	Source of funds	Proportion of project input in budget (%))
Gaas Crystal Synthesis and Growth and Wafer Processing Expansion Project	46,925,412.50	13,906,409.75	5,353,505.59	5,689,193.06	935,259.37	12,635,462.91	Own funds	72.60
Germanium Crystal Growth and Wafer Processing and Production Expansion Project	3,836,773.54	981,080.72	-	981,080.72	-	-	Own funds	43.96
InP crystal growth and wafer processing and production expansion project	69,681,363.98	1,937,855.77	9,731,618.75	2,839,968.45	-	8,829,506.07	Own funds	30.29
Single crystal wafer and related semiconductor material production project	242,324,476.06	122,436,690.81	34,024,276.44	4,796,916.05	-	151,664,051.20	Own funds	55.70
PBN product project I	50,230,000.00	15,035,830.95	6,792,199.90	21,828,030.85	-	-	Own funds	68.38
PBN Product Project II	72,330,000.00	-	12,646,005.38	1,631,655.45	-	11,014,349.93	Own funds	22.04
GaAs crystal semiconductor materials production project	192,631,834.71	26,017,011.01	74,853,684.32	5,382,902.75	-	95,487,792.58	Own funds	54.22
InP single crystal wafer production project	34,757,135.14	7,869,727.28	5,536,929.16	-	-	13,406,656.44	Own funds	38.57
High-purity semiconductor preliminary materials production project	73,554,562.83	1,101,177.00	2,025,150.02	1,738,283.60	-	1,388,043.42	Own funds	4.54
Others	76,430,033.07	22,786,829.83	27,755,911.63	3,133,965.86	683,138.04	46,725,637.56	Own funds	67.23
	862,701,591.83	212,072,613.12	178,719,281.19	48,021,996.79	1,618,397.41	341,151,500.11		

106
3-2-1-109

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 107 3 - 2 - 1 - 110 V. Notes to Main Items of Consolidated Financial Statements (Continued) 13. Construction - in - progress (continued) Construction - in - progress (continued) The ownership of construction - in - progress with book value of RMB 84,681,020.95, RMB 0 and RMB 26,112,000.00 is restricted as of December 31, 2021, 2020 and 2019. See Note V 54. 14. Right - of - use assets 2021 Houses and bui ldings Machinery equipment Total Cost Balance at the end of last year - - - Impact of policy change 48,721.27 14,794,922.80 14,843,644.07 Beginning balance 48,721.27 14,794,922.80 14,843,644.07 Increase 6,135,703.16 - 6,135,703.16 Year - end balance 6,184,424.43 14,794,922.80 20,979,347.23 Accumulated depreciation Balance at the end of last year - - - Impact of policy change - 2,095,947.34 2,095,947.34 Beginning balance - 2,095,947.34 2,095,947.34 Accrual 1,653,030.47 1,479,492.24 3,132,522.71 Year - end balance 1,653,030.47 3,575,439.58 5,228,470.05 Book value End of the year 4,531,393.96 11,219,483.22 15,750,877.18 Beginning of the year 48,721.27 12,698,975.46 12,747,696.73

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 108 3 - 2 - 1 - 111 V. Notes to Main Items of Consolidated Financial Statements (Continued) 15. Intangible assets 2021 Land Use Right Right to the use of patent Software Total Original value Beginning balance 62,773,382.75 - 3,679,454.44 66,452,837.19 Purchase 15,745,425.82 8,012,577.20 743,594.71 24,501,597.73 Transfer in from construction - in - progress - - 384,383.05 384,383.05 Year - end balance 78,518,808.57 8,012,577.20 4,807,432.20 91,338,817.97 Accumulated amortization Beginning balance 6,130,044.87 - 918,274.62 7,048,319.49 Accrual 1,430,389.66 1,335,429.54 426,667.59 3,192,486.79 Year - end balance 7,560,434.53 1,335,429.54 1,344,942.21 10,240,806.28 Book value End of the year 70,958,374.04 6,677,147.66 3,462,489.99 81,098,011.69 Beginning of the year 56,643,337.88 - 2,761,179.82 59,404,517.70

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 109 3 - 2 - 1 - 112 V. Notes to Main Items of Consolidated Financial Statements (Continued) 15. Intangible assets (continued) 2020 Land Use Right Software Total Original value Beginning balance 62,773,382.75 1,271,819.18 64,045,201.93 Purchase - 58,374.85 58,374.85 Transfer in from construction - in - progress - 2,349,260.41 2,349,260.41 Year - en d balance 62,773,382.75 3,679,454.44 66,452,837.19 Accumulated amortization Beginning balance 4,874,181.53 761,026.59 5,635,208.12 Accrual 1,255,863.34 157,248.03 1,413,111.37 Year - en d balance 6,130,044.87 918,274.62 7,048,319.49 Book va lue End of the year 56,643,337.88 2,761,179.82 59,404,517.70 Beginni ng of the year 57,899,201.22 510,792.59 58,409,993.81

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 110 3 - 2 - 1 - 113 V. Notes to Main Items of Consolidated Financial Statements (Continued) 15. Intangible assets (continued) 2019 Land Use Right Software Total Original value Beginning balance 61,946,982.75 1,233,762.38 63,180,745.13 Purchase 826,400.00 - 826,400.00 Transfer in from construction - in - progress - 38,056.80 38,056.80 Year - en d balance 62,773,382.75 1,271,819.18 64,045,201.93 Accumulated amortization Beginning balance 3,330,452.85 636,589.21 3,967,042.06 Accrual 1,543,728.68 124,437.38 1,668,166.06 Year - en d balance 4,874,181.53 761,026.59 5,635,208.12 Book va lue End of the year 57,899,201.22 510,792.59 58,409,993.81 Beginni ng of the year 58,616,529.90 597,173.17 59,213,703.07 The management of the Group believes that there is no need to make provision for impairment of intangible assets as of December 31, 2021, 2020 and 2019. The Group has no intangible assets formed through internal research and development as of December 31, 2021, 2020 and 2019. There is no intangible asset without Property Right Certificate as of December 31, 2021.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

15. Intangible assets (continued)

As of December 31, 2020, the intangible assets for which the Property Right Certificate has not been completed are as follows:

	Book value	Not completed Reason of Title Certificate
3.3 mu land use right of Chaoyang Jinmei Gallium Co., Ltd.	537,702.67	Completed on November 12, 2021

As of December 31, 2019, the intangible assets for which the Property Right Certificate has not been completed are as follows:

	Book value	Not completed Reason of Title Certificate
3.3 mu land use right of Chaoyang Jinmei Gallium Co., Ltd.	530,000.00	Completed on November 12, 2021

The ownership of intangible assets with book value of RMB39,854,951.53, RMB12,463,863.56 and RMB12,725,343.21 is restricted as of December 31, 2021, 2020 and 2019. See Note V 54.

16. Long-term deferred expenses

2021

	Beginning balance	Increase this year	Amortization this year	Other decreases	Year-end balance
Improvement cost of fixed assets under operating lease	219,082.62	82,706.88	69,578.56	-	232,210.94
Plant reconstruction cost	8,054,912.19	3,675,766.88	4,258,865.38	-	7,471,813.69
Patent cross licensing fee	-	9,637,748.15	1,070,860.91	-	8,566,887.24
	8,273,994.81	13,396,221.91	5,399,304.85	-	16,270,911.87

111
3-2-1-114

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

16. Long-term deferred expenses (continued)

2020

	Beginning balance	Increase this year	Amortization this year	Other decreases	Year-end balance
Improvement cost of fixed assets under operating lease	213,737.41	81,188.12	52,865.46	22,977.45	219,082.62
Plant reconstruction cost	4,141,047.78	7,266,021.49	3,065,440.78	286,716.30	8,054,912.19
	4,354,785.19	7,347,209.61	3,118,306.24	309,693.75	8,273,994.81

2019

	Beginning balance	Increase this year	Amortization this year	Other decreases	Year-end balance
Improvement cost of fixed assets under operating lease	1,754,302.00	198,075.17	181,471.55	1,557,168.21	213,737.41
Plant reconstruction cost	5,256,253.06	1,141,950.86	2,257,156.14	-	4,141,047.78
	7,010,555.06	1,340,026.03	2,438,627.69	1,557,168.21	4,354,785.19

112
3-2-1-115

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

17. Deferred income tax assets

Deferred income tax assets not offset:

	December 31, 2021		December 31, 2020	
	Deductible temporary differences	Deferred income tax assets	Deductible temporary differences	Deferred income tax assets
Deferred income tax assets				
Provision for asset impairment	30,621,063.99	4,605,262.33	26,297,475.87	4,274,877.00
Unrealized profits from internal transactions	13,058,838.84	1,958,825.83	11,471,163.61	1,720,674.54
Deductible loss	111,877,280.01	16,958,243.39	81,562,960.60	12,635,498.99
Government grants	30,825,907.63	4,623,886.14	32,454,004.46	6,642,846.43
Accrued liabilities	4,370,264.66	831,296.31	1,860,786.83	279,118.02
Investment gain from receivables financing	367,209.17	70,118.75	217,969.03	34,760.23
Tax difference of fixed assets	36,961,601.13	5,554,168.23	40,440,917.68	6,214,699.95
Accrued but unpaid expenses	5,794,002.37	1,042,414.53	800,136.68	124,318.41
	233,876,167.80	35,644,215.51	195,105,414.76	31,926,793.57

	December 31, 2019	
	Deductible temporary differences	Deferred income tax assets
Deferred income tax assets		
Provision for asset impairment	27,854,739.29	4,178,210.89
Unrealized profits from internal transactions	9,131,021.40	1,369,653.21
Deductible loss	3,218,058.46	482,708.77
Government grants	13,520,700.00	2,701,025.00
Accrued liabilities	1,076,864.69	161,529.70
Investment gain from receivables financing	65,173.77	10,105.88
Tax difference of fixed assets	33,429,735.83	5,035,093.20
Accrued but unpaid expenses	9,120,579.02	1,372,769.35
	97,416,872.46	15,311,096.00

113
3-2-1-116

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

17. Deferred income tax assets (continued)

Deductible temporary differences and deductible losses of unrecognized deferred income tax assets are as follows:

	December 31, 2021	December 31, 2020	December 31, 2019
Deductible temporary differences	-	4,561,194.61	31,812,622.65
Deductible loss	-	-	46,274,124.53
	-	4,561,194.61	78,086,747.18

Deductible losses of unrecognized deferred income tax assets will expire in the following years:

	December 31, 2021	December 31, 2020	December 31, 2019
2022	-	-	5,497,101.29
2023	-	-	16,939,919.63
2024	-	-	23,837,103.61
	-	-	46,274,124.53

The accumulated deductible losses of unrecognized deferred income tax assets generated by the subsidiary Boyu (Tianjin) Semiconductor Materials Co., Ltd. in 2021, 2020 and 2019 are RMB0, RMB0 and RMB600,908.40 respectively, which can be used in the next five years from the year of occurrence; the subsidiary Baoding Tongmei Xtal Manufacture Co., Ltd. obtained the High-tech Enterprise Certificate in 2020. The accumulated deductible losses of unrecognized deferred income tax assets in 2021, 2020 and 2019 are RMB0, RMB0 and RMB45,673,216.13 respectively, which can be used in the next 10 years from the year of occurrence.

114
3-2-1-117

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

18. Other non-current assets

	December 31, 2021	December 31, 2020	December 31, 2019
Prepayment for land use right purchase	14,700,000.00	-	-
Prepayment for equipment	10,655,796.93	5,617,795.77	2,602,977.44
Advance payment for project	310,000.00	74,311.93	24,326,107.42
	25,665,796.93	5,692,107.70	26,929,084.86

19. Short-term borrowings

	December 31, 2021	December 31, 2020	December 31, 2019
Mortgage loan	30,000,000.00	38,000,000.00	40,000,000.00
Guaranteed loan	20,000,000.00	10,000,000.00	-
Pledge loan	17,760,000.00	20,000,000.00	-
Credit loan	10,000,000.00	-	-
Accrued interest	64,673.22	60,478.89	50,313.33
	77,824,673.22	68,060,478.89	40,050,313.33

In 2021, 2020 and 2019, the annual interest rates of the above borrowings are 3.550%-4.220%, 2.900%-4.6980% and 4.6380%-4.6980%, respectively.

115
3-2-1-118

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 116 3 - 2 - 1 - 119 V. Notes to Main Items of Consolidated Financial Statements (Continued) 19. Short - term borrowings (continued) Mortgage loan December 31, 2021 On September 22, 2021, the Company signed a Working Capital Loan Contract with Beijing Tongzhou Branch of Bank of Communications Co., Ltd. with the number of 29211074. The loan amount was RMB 20,000,000.00, the loan period was from September 30, 2021 to Sep tember 23, 2022, and the annual interest rate was 4.000%. On November 19, 2021, the Company signed a Working Capital Loan Contract with Beijing Tongzhou Branch of Bank of Communications Co., Ltd. with the number of 29211090. The loan amount was RMB 10,000,0 00.00, the loan period was from November 26, 2021 to November 15, 2022, and the annual interest rate was 4.000%. The above two loans are the master contract s under the Maximum Amount Mortgage Contract (No. 29211074). Chaoyang Tongmei Xtal Technology Co., L td., a subsidiary of the Company, provides guarantee with its state - owned construction land use right and the ownership of houses (structures) as collateral, and the maximum amount of creditor's rights guaranteed by the mortgage is RMB 115,970,000.00, for t he corresponding fixed assets - buildings with a book value of RMB125,369,356.33, construction - in - progress with a book value of RMB75,589,905.28 and intangible assets - land with a book value of RMB33,352,904.86, see Note V 54. The above borrowings have no t been repaid due as of the date of the Report. December 31, 2020 On October 12, 2020, the Company signed a Working Capital Loan Contract with Beijing Tongzhou Branch of Bank of China Limited, with a loan amount of RMB 38,000,000.00, a loan period from October 14, 2020 to April 14, 2021, and an annual interest rate of 4.6980%. The Loan Contract is a single agreement under the Credit Line Agreement. The credit line provided by Beijing Tongzhou Branch of Bank of China Limi ted to the Company is RMB 62,000,000.00, and the credit period is from September 24, 2020 to September 21, 2021. Meanwhile, the Loan Contract is the master contract under the Maximum Mortgage Contract. Baoding Tongmei Xtal Manufacture Co., Ltd., a subsidiar y of the Company, uses its industrial real estate located at the east side of the new 107 National Highway in Dingxing County, Baoding City, Hebei Province and the state - owned land construction and use right shared by other industrial real estate except 1, 6 and 7 as collateral, Refer to Note V 54 for intangible assets with a book value of RMB12,463,863.56 - land use rights and fixed assets with a book value of RMB 75,383,575.00 - houses and buildings. The above borrowings have been repaid in full on April 2 1, 2021.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 117 3 - 2 - 1 - 120 V. Notes to Main Items of Consolidated Financial Statements (Continued) 19. Short - term borrowings (continued) Mortgage loans (Continued) December 31, 2019 On July 17, 2019, the Company signed a Working Capital Loan Contract with Beijing Tongzhou Branch of Bank of China Limited, with a total loan amount of RMB 40,000,000.00. The loan period is from June 19, 2019 to July 31, 2020, 12 months from the actual withdrawal date, and the annual interest rate of the loan is 4.6980%; the Loan Contract is a s ingle agreement under the Credit Line Agreement. The credit line provided by Tongzhou Branch of Bank of China Limited Beijing to the Company is RMB 40,000,000.00, and the credit period is from July 17, 2019 to June 2, 2020. Meanwhile, the Loan Contract is t he master contract under the maximum mortgage contract. Baoding Tongmei Xtal Manufacture Co., Ltd., a subsidiary of the Company, uses its industrial real estate located at the east side of the new 107 National Highway in Dingxing County, Baoding City, Hebe i Province and the state - owned land construction and use right shared by other industrial real estate except 1, 6 and 7 as collateral, for intangible assets with a book value of RMB12,725,343.21 - land use rights, fixed assets with a book value of RMB 52,96 6,875.00 - buildings and construction - in - progress with a book value of RMB26,112,000.00, see Note V 54. The above borrowings have been repaid in full on August 10, 2020.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

19. Short-term borrowings (continued)

Guaranteed loan

December 31, 2021

On December 7, 2021, the Company submitted the Withdrawal Application No. TK2112071703021 to Beijing Branch of China Merchants Bank Co., Ltd. The total loan amount was RMB10,000,000.00, the loan period was from December 7, 2021 to December 6, 2022, and the annual interest rate was 3.550%. The Loan Contract is a single agreement under the Credit Line Agreement No. 2021 Jiuxianqiao Credit 1176. The credit line provided by Beijing Branch of China Merchants Bank Co., Ltd. to the Company is RMB10,000,000.00, and the credit period is from December 7, 2021 to December 5, 2022. The Loan Contract is guaranteed by Beijing Capital Financing Guarantee Co., Ltd. and the maximum amount irrevocable guarantee No. 2021 Jiuxianqiao Credit 1176 and the Entrusted Guarantee Contract No. CGIG2021 No. 4625 were signed. The maximum amount of guarantee is RMB10,000,000.00. Meanwhile, counter guarantee was provided for the guarantee: 1) Chaoyang Tongmei Xtal Technology Co., Ltd., a subsidiary of the Company, provided counter guarantee in the form of joint liability guarantee and signed the Credit Counter Guarantee Contract No. CGIG2021 No. 4625 0002; 2) Baoding Tongmei Xtal Manufacture Co., Ltd., a subsidiary of the Company, provided counter guarantee in the form of joint and several liability guarantee and signed the Credit Counter Guarantee Contract No. CGIG2021 No. 4625 No. 0001.

On December 10, 2021, Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd., a subsidiary of the Company, signed a Working Capital Loan Contract No. 2021 (Tongzhou) Zi No. 02856 with Beijing Tongzhou Branch of Industrial and Commercial Bank of China, with a total loan amount of RMB10,000,000.00 and a loan period from December 22, 2021 to December 22, 2022, the annual interest rate of the loan is 3.87%. Meanwhile, it signed a strategic cooperation agreement with Beijing Tongzhou Branch of Industrial and Commercial Bank of China Limited. The credit line provided by Beijing Tongzhou Branch of Industrial and Commercial Bank of China Limited to the Company is RMB10,000,000.00, all of which are under working capital loans, bank guarantees and acceptance bills. The credit period is from December 10, 2021 to December 9, 2023. The Loan Contract is guaranteed by Beijing Zhongguancun Technology Financing Guarantee Co., Ltd. and the Entrusted Guarantee Contract No. WT1441-1 in 2021 is signed. Meanwhile, counter guarantee was provided for the guarantee: Boyu (Tianjin) Semiconductor Materials Co., Ltd., a subsidiary of the Company, provided counter guarantee with the real estate in the Property Right Certificate No. Jin (2021) Baodi District Real Estate No. 7071577 as collateral, and the collateral were fixed assets- houses and buildings with a book value of RMB24,935,760.69 for the construction-in-progress with a book value of RMB9,091,115.67 and the intangible assets with a book value of RMB6,502,046.67, see Notes V and 54. The maximum amount of Counter Guarantee (Real Estate Mortgage) Contract No. DYF1441 in 2021 was signed, and the maximum amount of principal balance of the guaranteed principal creditor's right was RMB15,000,000.00.

As of the date of the Report, the above borrowings have not been repaid due.

118
3-2-1-121

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

19. Short-term borrowings (continued)

Guaranteed borrowings (Continued)

December 31, 2020

On December 18, 2020, the Company's subsidiary, Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. signed a Working Capital Loan Contract with Beijing Tongzhou Branch of Industrial and Commercial Bank of China, with a total loan amount of RMB10,000,000.00, a loan period from December 22, 2020 to December 20, 2021, and an annual interest rate of 3.9200%. The Loan Contract is guaranteed by Beijing Zhongguancun Technology Financing Guarantee Co., Ltd., and the maximum amount of guarantee contract and the maximum amount of guarantee contract are signed. The maximum amount of guarantee is RMB15,000,000.00. Meanwhile, counter guarantee was provided for the guarantee: 1) Boyu (Tianjin) Semiconductor Materials Co., Ltd., a subsidiary of the Company, and He Junfang, its general manager, provided counter guarantee in the form of guarantee and signed the Maximum Counter Guarantee (Guarantee) Contract; 2) Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd., a subsidiary of the Company, provided counter guarantee with all accounts receivable of RMB12,733,341.37 formed before the main debt was paid off as collateral, and signed the maximum counter guarantee (pledge of accounts receivable); 3) Boyu (Tianjin) Semiconductor Materials Co., Ltd., a subsidiary of the Company, has entered into the Maximum Counter Guarantee (Real Estate Mortgage) Contract by providing counter guarantee with its construction-in-progress - Production Workshop I, Production Workshop II, R&D Workshop, comprehensive station building and guard room at the intersection of Zongyi Road and Heng'er Road, Baodi District, Tianjin as collateral. Among them, the mortgage of the above real estate has not been handled as of December 13, 2021. The available amount RMB10,000,000.00 before the mortgage registration of the real estate is completed according to the agreement in the maximum amount entrusted guarantee contract.

December 31, 2019

None.

119
3-2-1-122

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

19. Short-term borrowings (continued)

Pledge loan

December 31, 2021

(1) On September 16, 2021, the Company's subsidiary Chaoyang Jinmei Gallium Industry Co., Ltd. signed a Domestic Comprehensive Factoring Agreement No. 2021DF506 with Beijing Branch of Bank of China Limited to factoring the accounts receivable of Company. The credit line is RMB10,000,000.00, with a period from September 16, 2021 to March 17, 2022, and the financing cost is 3.850%. The factoring has not been returned due as of the date of the Report.
(2) On September 16, 2021, the Company's Subsidiary Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. signed the domestic comprehensive Factoring Agreement No. 2021DF505 with Beijing Branch of Bank of China Limited to factoring the accounts receivable of the Company. The credit line was RMB7,760,000.00 and the term is from September 16, 2021 to March 17, 2022, the financing cost was 3.850%. The factoring has not been returned due as of the date of the Report.

December 31, 2020

(1) On September 29, 2020, Chaoyang Jinmei Gallium Industry Co., Ltd., a subsidiary of the Company, signed a domestic comprehensive Factoring Agreement with Beijing Branch of Bank of China Limited to factoring the accounts receivable of the Company. The credit line is RMB10,000,000.00, and the period is from September 29, 2020 to September 21, 2021. The financing cost is 2.9000%. The factoring loan has expired on March 22, 2021 as of the date of the Report.

(2) On September 29, 2020, the Company's subsidiary Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. signed a Domestic Comprehensive Factoring Agreement with Beijing Branch of Bank of China Limited, to factoring the accounts receivable of the Company. The credit line is RMB10,000,000.00, and the period is from September 28, 2020 to September 21, 2021. The financing cost is 2.9000%. The factoring loan has expired on March 21, 2021 as of the date of the Report.

120
3-2-1-123

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 121 3 - 2 - 1 - 124 V. Notes to Main Items of Consolid ated Financial Statements (Continued) 19. Short - term borrowings (continued) Pledged loans (Continued) December 31, 2019 None.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 122 3 - 2 - 1 - 125 V. Notes to Main Items of Consolidated Financial Statements (Continued) 19. Short - term borrowings (continued) Credit loan Decemb er 31, 2021 On December 8, 2021, the Company submitted the withdrawal application No. TK2112081113072 to Beijing Branch of China Merchants Bank Co., Ltd. The loan amount was RMB 10,000,000.00, the loan period was from September 22, 2021 to November 15, 2022 , and the annual interest rate was 4.220%. The Loan Contract is a single agreement under the Credit Line Agreement No. 2021 Jiuxianqiao Credit 1205. The credit line provided by Beijing Branch of China Merchants Bank Co., Ltd. to the Company is RMB 10,000,00 0.00, and the credit period is from December 6, 2021 to December 2, 2022. As of the date of the Report, the above borrowings have not been repaid due. December 31, 2020 None. December 31, 2019 None. The Group has no overdue loans as of December 31, 2021, 2020 and 2019.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 123 3 - 2 - 1 - 126 V. Notes to Main Items of Consolidated Financial Statements (Continued) 20. Accounts payable December 31, 2021 December 31, 2020 December 31, 2019 Materials payable 122,512,602.84 144,640,852.50 109,420,672.63 As of December 31, 2021, important accounts payable with an aging of more than 1 year are listed as follows: Amount payable Reason for outstanding AXT, Inc. 34,286,138.73 Parent Company’s financial support to domestic subsidiaries As of December 31, 2020, important accounts payable with an aging of more than 1 year are listed as follows: Amount payable Reason for outstanding AXT, Inc. 63,284,340.43 Parent Company ’ s financial support to domestic subsidiaries As of December 31, 2019, important accounts payable with an aging of more than 1 year are listed as follows: Amount payable Reason for outstanding AXT, Inc. 15,895,504.30 Parent Company ’ s financial support to domestic subsidiaries

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

21. Accounts received in advance

	December 31, 2021	December 31, 2020	December 31, 2019
Payment for goods	-	-	912,554.07

There is no important accounts received in advance with an aging of more than one year on December 31, 2021, 2020 and 2019.

22. Contract liabilities

	December 31, 2021	December 31, 2020	December 31, 2019
Contract payment received in advance	5,153,911.67	1,777,199.43	-

23. Staff remuneration payables

2021

	Beginning balance	Increase this year	Decrease this year	Year-end balance
Short-term compensation	22,496,721.89	199,323,762.54	191,642,070.70	30,178,413.73
Post-employment benefits (defined contribution plan)	57,368.27	18,199,006.94	17,328,670.50	927,704.71
Termination benefits	-	502,879.00	502,879.00	-
	22,554,090.16	218,025,648.48	209,473,620.20	31,106,118.44

2020

	Beginning balance	Increase this year	Decrease this year	Year-end balance
Short-term compensation	17,325,452.11	137,224,678.66	132,053,408.88	22,496,721.89
Post-employment benefits (defined contribution plan)	851,179.41	1,143,965.66	1,937,776.80	57,368.27
Termination benefits	-	333,804.12	333,804.12	-
	18,176,631.52	138,702,448.44	134,324,989.80	22,554,090.16

124
3-2-1-127

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

23. Staff remuneration payables (continued)

2019

	Beginning balance	Increase this year	Decrease this year	Year-end balance
Short-term compensation	16,950,059.10	119,088,102.10	118,712,709.09	17,325,452.11
Post-employment benefits (defined contribution plan)	1,035,149.06	13,977,674.40	14,161,644.05	851,179.41
Termination benefits	-	11,031,921.50	11,031,921.50	-
	17,985,208.16	144,097,698.00	143,906,274.64	18,176,631.52

Short-term compensation is as follows:

2021

	Beginning balance	Increase this year	Decrease this year	Year-end balance
Wages, bonuses, allowances and subsidies	20,808,209.10	169,456,263.29	161,578,666.85	28,685,805.54
Employee welfare	189,465.00	10,120,522.36	10,101,337.36	208,650.00
Social insurance premium	600,001.45	11,526,830.68	11,647,666.13	479,166.00
Including: medical insurance	593,877.45	11,058,208.76	11,193,047.17	459,039.04
Industrial injury insurance premium	3,340.00	415,431.93	398,644.97	20,126.96
Maternity insurance premium	2,784.00	53,189.99	55,973.99	-
Housing Provident Fund	689,421.00	7,772,079.89	7,900,185.89	561,315.00
Labor union funds and employee education funds	209,625.34	448,066.32	414,214.47	243,477.19
	22,496,721.89	199,323,762.54	191,642,070.70	30,178,413.73

125
3-2-1-128

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

23. Staff remuneration payables (continued)

Short-term compensation is as follows: (Continued)

2020

	Beginning balance	Increase this year	Decrease this year	Year-end balance
Wages, bonuses, allowances and subsidies	15,755,393.53	116,528,067.74	111,475,252.17	20,808,209.10
Employee welfare	94,400.00	8,305,045.49	8,209,980.49	189,465.00
Social insurance premium	750,873.83	6,776,948.85	6,927,821.23	600,001.45
Including: medical insurance	687,235.30	6,640,350.13	6,733,707.98	593,877.45
Industrial injury insurance premium	23,412.83	37,879.88	57,952.71	3,340.00
Maternity insurance premium	40,225.70	98,718.84	136,160.54	2,784.00
Housing Provident Fund	541,644.00	5,384,332.83	5,236,555.83	689,421.00
Labor union funds and employee education funds	183,140.75	230,283.75	203,799.16	209,625.34
	17,325,452.11	137,224,678.66	132,053,408.88	22,496,721.89

2019

	Beginning balance	Increase this year	Decrease this year	Year-end balance
Wages, bonuses, allowances and subsidies	15,725,642.66	96,691,569.81	96,661,818.94	15,755,393.53
Employee welfare	58,050.00	7,876,347.40	7,839,997.40	94,400.00
Social insurance premium	775,581.32	8,929,123.23	8,953,830.72	750,873.83
Including: medical insurance	682,522.16	7,644,813.02	7,640,099.88	687,235.30
Industrial injury insurance premium	45,812.85	629,544.37	651,944.39	23,412.83
Maternity insurance premium	47,246.31	654,765.84	661,786.45	40,225.70
Housing Provident Fund	231,171.00	5,412,668.62	5,102,195.62	541,644.00
Labor union funds and employee education funds	159,614.12	178,393.04	154,866.41	183,140.75
	16,950,059.10	119,088,102.10	118,712,709.09	17,325,452.11

126
3-2-1-129

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

23. Staff remuneration payables (continued)

The defined contribution plan is as follows:

2021

	Beginning balance	Increase this year	Decrease this year	Year-end balance
Basic endowment insurance premium	55,969.04	17,786,653.15	16,930,493.82	912,128.37
Unemployment insurance premium	1,399.23	412,353.79	398,176.68	15,576.34
	57,368.27	18,199,006.94	17,328,670.50	927,704.71

2020

	Beginning balance	Increase this year	Decrease this year	Year-end balance
Basic endowment insurance premium	809,398.15	1,093,859.26	1,847,288.37	55,969.04
Unemployment insurance premium	41,781.26	50,106.40	90,488.43	1,399.23
	851,179.41	1,143,965.66	1,937,776.80	57,368.27

2019

	Beginning balance	Increase this year	Decrease this year	Year-end balance
Basic endowment insurance premium	992,379.89	13,397,252.03	13,580,233.77	809,398.15
Unemployment insurance premium	42,769.17	580,422.37	581,410.28	41,781.26
	1,035,149.06	13,977,674.40	14,161,644.05	851,179.41

127
3-2-1-130

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 128 3 - 2 - 1 - 131 V. Notes to Main Items of Consolidated Financial Statements (Continued) 24. Taxes payable December 31, 2021 December 31, 2020 December 31, 2019 VAT 947,650.45 400,164.21 154,554.04 Corporate income tax 2,969,921.17 5,454,367.37 8,830,753.17 Individual income tax 112,380.15 240,774.20 194,394.39 Urban maintenance and construction tax 152,423.06 139,905.74 10,372.88 Education surcharges 80,082.01 83,943.45 4,602.65 Local education surcharges 53,388.01 55,962.30 3,068.44 Property tax 981,473.30 831,987.12 57,907.54 Land use tax 60,482.86 27,891.90 27,891.90 Stamp duty 92,678.20 556,754.20 31,761.40 Others 109,818.24 - 21,200.00 5,560,297.45 7,791,750.49 9,336,506.41

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

25. Other payables

	December 31, 2021	December 31, 2020	December 31, 2019
Dividends payable	29,746,000.00	29,746,000.00	8,200,000.00
Other payables	151,008,586.76	486,571,089.51	162,910,599.51
	180,754,586.76	516,317,089.51	171,110,599.51

Dividends payable

	December 31, 2021	December 31, 2020	December 31, 2019
AXT, Inc.	29,746,000.00	29,746,000.00	8,200,000.00

On December 31, 2021, the Group's unpaid dividends payable for more than one year were RMB29,746,000.00 (December 31, 2020: RMB8,200,000.00).

The reason for the non-payment for more than one year is the temporary financial support of the parent Company to its domestic subsidiaries.

Other payables

	December 31, 2021	December 31, 2020	December 31, 2019
Project and equipment payment	99,688,095.23	151,832,824.36	147,190,414.32
Current accounts of related parties	30,849,274.44	9,434,269.81	8,430,620.51
Accrued expenses	3,738,838.85	2,827,048.35	2,289,809.37
Withholding and payment of income tax	1,394,000.00	2,394,000.00	-
Agency commission	2,250,428.33	1,390,152.37	1,576,871.33
Professional service fee	5,684,571.04	236,240.90	286,597.92
Financing fund	-	314,473,750.00	-
Others	7,403,378.87	3,982,803.72	3,136,286.06
	151,008,586.76	486,571,089.51	162,910,599.51

As of December 31, 2021, important other payables with an aging of more than 1 year are as follows:

	Amount payable	Reason for outstanding
AXT, Inc.	26,340,804.72	In order to support the development of domestic subsidiaries, AXT, Inc, deferred collection from domestic subsidiaries

129
3-2-1-132

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 130 3 - 2 - 1 - 133 V. Notes to Main Items of Consolidated Financial Statements (Continued) 25. Other payables (continued) Other payables (continued) As of December 31, 2020, important other payables with an aging of more than 1 year are as follows: Amount payable Reason for outstanding AXT, Inc. 87,585,579.96 In order to support the development of domestic subsidiaries, AXT, Inc, deferred collection from domestic subsidiaries As of December 31, 2019, important other payables with an aging of more than 1 year are as follows: Amount payable Reason for outstanding AXT, Inc. 85,009,727.21 In order to support the development of domestic subsidiaries, AXT, Inc, deferred collection from domestic subsidiaries Karaqin Left Wing Mongolian Autonomous County Construction Engineering Company 1,549,268.05 Outstanding engineering payment 86,558,995.26 26. Non - current liabilities due within one year December 31, 2021 December 31, 2020 December 31, 2019 Long - term accounts payable due within one year 1,597,917.21 1,270,662.51 1,212,434.40 Lease liabilities due within one year 3,582,199.76 - - 5,180,116.97 1,270,662.51 1,212,434.40

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

27. Lease liabilities

	December 31, 2021
Lease payables	16,313,759.11
Less: Non-current liabilities due within one year	3,582,199.76
	12,731,559.35

28. Long-term accounts payable

	December 31, 2021	December 31, 2020	December 31, 2019
Long-term accounts payable	6,293,999.48	11,845,887.69	13,116,550.20

Long-term accounts payable

	December 31, 2021	December 31, 2020	December 31, 2019
Finance lease payables	-	15,965,000.00	17,825,000.00
Patent cross licensing fee payable	8,925,980.00	-	-
Less: unrecognized financing expenses	1,034,063.31	2,848,449.80	3,496,015.40
	7,891,916.69	13,116,550.20	14,328,984.60
Less: Long-term accounts payable due within one year	1,597,917.21	1,270,662.51	1,212,434.40
	6,293,999.48	11,845,887.69	13,116,550.20

131
3-2-1-134

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 132 3 - 2 - 1 - 135 V. Notes to Main Items of Consolidated Financial Statements (Continued) 29. Accrued liabilities 2021 Beginning balance Increase this year Decrease this year Year - end balance Product quality assurance 1,860,786.83 4,518,807.75 1,745,070.54 4,634,524.04 Note 1 Pending litigation - 406,835.60 - 406,835.60 Note 2 1,860,786.83 4,925,643.35 1,745,070.54 5,041,359.64 2020 Beginning balance Increase this year Decrease this year Year - end balance Product quality assurance 1,076,864.69 2,497,196.22 1,713,274.08 1,860,786.83 Note 1 2019 Beginning balance Increase this year Decrease this year Year - end balance Product quality assurance 702,977.80 1,449,001.76 1,075,114.87 1,076,864.69 Note 1 Note 1: The product quality assurance in the estimated liabilities is the quality assurance service provided by the Group to customers for the sold goods within the quality assurance period. Note 2: The pending litigation in the estimated liabilities is labor dispute litigation, and the Group recognizes the estimated liabilities based on the best estimate of the estimated compensation amount.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

30. Deferred income

2021

	Beginning balance	Increase this year	Decrease this year	Year-end balance
Job stabilization subsidy	968,896.83	-	968,896.83	-
Enclave subsidy	22,778,039.42	5,000,000.00	1,243,104.73	26,534,934.69
Project construction subsidy	31,189,316.67	41,811,000.00	817,863.08	72,182,453.59
	54,936,252.92	46,811,000.00	3,029,864.64	98,717,388.28

2020

	Beginning balance	Increase this year	Decrease this year	Year-end balance
Job stabilization subsidy	-	968,896.83	-	968,896.83
Enclave subsidy	-	23,210,000.00	431,960.58	22,778,039.42
Project construction subsidy	31,321,166.67	530,000.00	661,850.00	31,189,316.67
	31,321,166.67	24,708,896.83	1,093,810.58	54,936,252.92

2019

	Beginning balance	Increase this year	Decrease this year	Year-end balance
Project construction subsidy	13,778,100.00	18,500,000.00	956,933.33	31,321,166.67

133
3-2-1-136

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

30. Deferred income (continued)

The job stabilization subsidy in 2020 is: the subsidiary Baoding Tongmei Xtal Manufacture Co., Ltd. received the special fund for job stabilization subsidy allocated by Dingxing County unemployment insurance on November 20, 2020 and the special fund for industrial enterprise structure adjustment allocated by Dingxing County Financial Centralized Payment Center on December 22, 2020, it is used for the subsequent payment of social insurance premiums, job transfer training, skill upgrading training, employee living subsidies and other expenditures related to stable employment for employees requested by Bureau of Human Resources & Social Security of Baoding.

The enclave subsidy from 2020 to 2021 is: the subsidiary Chaoyang Jinmei Gallium Industry Co., Ltd. received the enterprise production project construction subsidy of RMB5,000,000.00 from the Management Committee of Chaoyang Kazuo Economic Development Zone in 2021. In 2020, the subsidiary Chaoyang Tongmei Xtal Technology Co., Ltd. received the enterprise production project construction subsidy of RMB14,710,000.00 from the development and Reform Bureau of Karaqin Left Wing Mongolian Autonomous County, Chaoyang Jinmei gallium Industry Co., Ltd. received the enterprise production project construction subsidy of RMB5,000,000.00 from the Management Committee of Chaoyang Kazuo Economic Development Zone,Boyu (Chaoyang) Semiconductor Technology Co., Ltd.received the enterprise production project construction subsidy of RMB3,500,000.00 allocated by the development and Reform Bureau of Karaqin Left Wing Mongolian Autonomous County.

The project construction subsidy from 2019 to 2021 is: the subsidiary Chaoyang Tongmei Xtal Technology Co., Ltd. received the enterprise project construction subsidy of RMB26,723,000.00 from the Management Committee of Chaoyang Kazuo Economic Development Zone in 2021, The subsidiary Chaoyang Xinmei High-purity Semiconductor Materials Co., Ltd. received the enterprise project construction subsidy of RMB15,088,000.00 from the Management Committee of Chaoyang Kazuo Economic Development Zone. In 2020, the subsidiary Chaoyang Jinmei Gallium Industry Co., Ltd. received an enterprise project construction subsidy of RMB530,000.00 from the Management Committee of Chaoyang Kazuo Economic Development Zone. In 2019, the subsidiary Chaoyang Tongmei Xtal Technology Co., Ltd. received an enterprise project construction subsidy of RMB18,500,000.00 from the Management Committee of Chaoyang Kazuo Economic Development Zone.

134
3-2-1-137

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

30. Deferred income (continued)

As of December 31, 2021, the liability items involving government subsidies are as follows:

	Beginning balance	Newly added this year	Included in other income /non-operating income this year	Other changes	Year-end balance	Related to assets / income
Enclave subsidy	22,778,039.42	5,000,000.00	1,243,104.73	-	26,534,934.69	Asset related
Project construction subsidy	31,189,316.67	41,811,000.00	817,863.08	-	72,182,453.59	Asset related
Job stabilization subsidy	968,896.83	-	968,896.83	-	-	Revenue related

As of December 31, 2020, the liability items involving government subsidies are as follows:

	Beginning balance	Newly added this year	Included in other income /non-operating income this year	Other changes	Year-end balance	Related to assets / income
Enclave subsidy	-	23,210,000.00	431,960.58	-	22,778,039.42	Asset related
Project construction subsidy	31,321,166.67	530,000.00	661,850.00	-	31,189,316.67	Asset related
Job stabilization subsidy	-	968,896.83	-	-	968,896.83	Revenue related

As of December 31, 2019, the liability items involving government subsidies are as follows:

	Beginning balance	Newly added this year	Included in other income /non-operating income this year	Other changes	Year-end balance	Related to assets / income
Project construction subsidy	13,778,100.00	18,500,000.00	956,933.33	-	31,321,166.67	Asset related

135
3-2-1-138

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021
In RMB Yuan

V. Notes to Main Items of Consolidated Financial Statements (Continued)

31. Share capital/paid-in capital

2021

	Beginning balance	Increase / decrease in current year			Year-end balance
		Capital increase	Assignment / (transfer)	Subtotal	
AXT, Inc.	752,246,378.00	-	4,907,343.00	4,907,343.00	757,153,721.00
Beijing Bomeilian Special Ceramics Co., Ltd.	50,981,400.00	-	(4,907,343.00)	(4,907,343.00)	46,074,057.00
Haitong Innovation Securities Investment Co., Ltd.	-	13,156,415.00	-	13,156,415.00	13,156,415.00
Liaoning Haitong New Driving Force Equity Investment Fund Partnership (L.P.)	-	11,840,774.00	-	11,840,774.00	11,840,774.00
Liaoning Zhuomei Hi-tech Equity Investment Fund Partnership (L.P.)	-	-	10,463,911.00	10,463,911.00	10,463,911.00
Fujian Anxin Industrial Investment Fund Partnership (L.P.)	-	8,942,416.00	-	8,942,416.00	8,942,416.00
Hefei Huadeng II Integrated Circuit Industrial Investment Fund Partnership (L.P.)	-	6,955,797.00	-	6,955,797.00	6,955,797.00
Jinggangshan Meicheng Equity Investment Partnership (L.P.)	-	5,961,172.00	-	5,961,172.00	5,961,172.00
Liaoning Haitong New Energy Low-carbon Industry Equity Investment Fund Co., Ltd.	-	4,604,745.00	-	4,604,745.00	4,604,745.00
Qingdao Xinxing I Equity Investment Fund Partnership (L.P.)	-	3,974,553.00	-	3,974,553.00	3,974,553.00

136
3-2-1-139

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

31. Share capital/paid-in capital (continued)

2021 (Continued)

	Beginning balance	Increase / decrease in current year			Year-end balance
		Capital increase	Assignment / (transfer)	Subtotal	
Qiji (Hangzhou) Investment Counseling Co., Ltd.	-	3,974,553.00	-	3,974,553.00	3,974,553.00
Nanjing Jinchao Business Management Partnership (L.P.)	3,119,500.00	-	-	-	3,119,500.00
Gongqingcheng Yihua Tongze Investment Partnership (L.P.)	-	1,766,907.00	-	1,766,907.00	1,766,907.00
Beijing Dingmei Technology Development Center (L.P.)	-	1,729,136.00	-	1,729,136.00	1,729,136.00
Shangrong BAOYING (Ningbo) Investment Center (L.P.)	-	1,315,642.00	-	1,315,642.00	1,315,642.00
Hangzhou Jingyue Technology Development Partnership (L.P.)	-	993,611.00	-	993,611.00	993,611.00
Zhongke Hengye (Tianjin) Technology Development Partnership (L.P.)	11,329,200.00	-	(10,463,911.00)	(10,463,911.00)	865,289.00
Xiamen Heyong Zhicheng Equity Investment Partnership (L.P.)	-	860,468.00	-	860,468.00	860,468.00
Beijing Liaoyan Technology Development Center (L.P.)	-	697,721.00	-	697,721.00	697,721.00
Boyu Hengye (Tianjing) Technology Development Partnership (L.P.)	-	637,050.00	-	637,050.00	637,050.00
Boyu Yingchuang (Tianjing) Technology Development Partnership (L.P.)	-	219,934.00	-	219,934.00	219,934.00
Lumentime Semiconductor Equipment (Shanghai) Co., Ltd.	-	119,384.00	-	119,384.00	119,384.00
	817,676,478.00	67,750,278.00	-	67,750,278.00	885,426,756.00

In April, 2021, the Company implemented the shareholding system reform, and officially changed its name to "Beijing Tongmei Xtal Technology Co., Ltd.", formerly known as "Beijing Tongmei Xtal Technology Limited". According to the resolution of the shareholders' meeting held on January 21, 2021, the amended articles of association and the signed agreement, the Company applied to increase the registered capital by RMB64,466,437.00, and the changed registered capital was RMB885,426,756.00. See Note I Basic Information for specific changes in paid in capital.

137
3-2-1-140

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

31. Share capital/paid-in capital (continued)

2020

	Beginning balance	Increase / decrease in current year		Year-end balance
		Increase this year	Decrease this year	
AXT, Inc.	301,106,668.53	451,139,709.47	-	752,246,378.00
Beijing Bomeilian Special Ceramics Co., Ltd.	-	50,981,400.00	-	50,981,400.00
Zhongke Hengye (Tianjin) Technology Development Partnership (L.P.)	-	11,329,200.00	-	11,329,200.00
Nanjing Jinchao Business Management Partnership (L.P.)	-	3,119,500.00	-	3,119,500.00
	301,106,668.53	516,569,809.47	-	817,676,478.00

The increase of paid in capital in 2020 was due to the implementation of the capital increase and share allotment plan by the Company. According to the resolution of the Shareholders' Meeting and the amended articles of association, the registered capital was increased from RMB301,106,668.53 to RMB820,960,319.00, and the newly increased registered capital was RMB519,853,650.47. On December29,2020, the Company handled the industrial and commercial change registration at Beijing Administration for Industry and Commerce. As of December 31, 2020, the paid in capital has increased to RMB817,676,478.00.

2019

	Beginning balance	Increase / decrease in current year		Year-end balance
		Increase this year	Decrease this year	
AXT, Inc.	301,106,668.53	-	-	301,106,668.53

138
3-2-1-141

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continue d) 2019, 2020 and 2021 In RMB Yuan 139 3 - 2 - 1 - 142 V. Notes to Main Items of Consolidated Financial Statements (Continued) 32. Capital surplus 2021 Beginning balance Increase this year Decrease this year Year - end balance Business combination under the same control Capital increase Shareholding system reform Others Shareholding system reform Business combination under the same control Capital premium - 6.51 260,984,230.00 - - (260,984,230.00) (6.51) - Share premium - - - 418,801,767.32 - - - 418,801,767.32 Other capital surplus 16,283,718.84 - - - 12,186,754.05 (16,618,777.84) - 11,851,695.05 Including: share - based payment 6,798,627.03 - - - 10,029,835.43 (6,731,288.14) - 10,097,174.32 Others 9,485,091.81 - - - 2,156,918.62 (9,887,489.70) - 1,754,520.73 16,283,718.84 6.51 260,984,230.00 418,801,767.32 12,186,754.05 (277,603,007.84) (6.51) 430,653,462.37 Reasons for changes in capital surplus: Note 1: in this year, the Company's employees held the stock payment formed by the parent Company's options and restricted sh ares, which increased the capital surplus by RMB 6,910,898.45. The Company granted four shareholders of the employee stock ownership platform, including Beijing Dingmei Technology Development Center (L.P.) , Beijing Liaoyan Technology Development Center (L.P.) and Boyu Hengye (Tianjing) Technology Development Partnership and Boyu Yingchuang Technology Development Partnership (L.P.) incr eased the capital surplus by RMB2,657,642.59. The Company granted stock options to the Group's employees, and the capital surplus increased by RMB461,294. 39. Note 2: The sinking of the general manager's salary expenses of the Group's Parent Company this year resulted in an increase of RMB 736,058.49 in the capital surplus. Note 3: In this year, the Group recognized other capital surpluss of RMB 1,420,860.13 for t he special reserves of the associated enterprise Xiaoyi Xing’an Gallium Co., Ltd.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continue d) 2019, 2020 and 2021 In RMB Yuan 140 3 - 2 - 1 - 143 V. Notes to Main Items of Consolidated Financial Statements (Continued) 32. Capital surplus (continued) 2020 Beginning balance Increase this year Decrease this year Year - end balance Acquisition of minority interests Capital increase Others Business combination under the same control Capital premium 402,537,901.26 27,665,587.35 17,329,345.44 - (447,532,834.05) - Including: minority interests acquired by the parent Company before business merger under the same control - 3,744,037.93 - - (3,744,037.93) - Business combination under the same control 402,537,901.26 - 17,329,345.44 - (419,867,246.70) - Acquisition of minority interests - 23,921,549.42 - - (23,921,549.42) - Other capital surplus 9,665,025.14 - - 6,618,693.70 - 16,283,718.84 Including: share - based payment 4,014,961.26 - - 2,783,665.77 - 6,798,627.03 Others 5,650,063.88 - - 3,835,027.93 - 9,485,091.81 412,202,926.40 27,665,587.35 17,329,345.44 6,618,693.70 (447,532,834.05) 16,283,718.84

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

32. Capital surplus (continued)

Reasons for changes in capital surplus:

Note 1: In November this year, AXT, Inc. acquired the minority interests of Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd., resulting in an increase in capital surplus of RMB3,744,037.93.

Note 2: In this year, the Company increased capital surplus by RMB17,329,345.44 due to the capital increase and share allotment to Baoding Tongmei Xtal Manufacture Co., Ltd., Chaoyang Tongmei Xtal Technology Co., Ltd., Chaoyang Jinmei gallium Industry Co., Ltd., Nanjing Jinmei Gallium Industry Co., Ltd. and Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd.

Note 3: In December this year, the Company acquired the minority interests of Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. and Chaoyang Jinmei Gallium Industry Co., Ltd., resulting in an increase of capital surplus of RMB23,921,549.42.

Note 4: In this year, the Company's employees held the stock payment formed by the parent Company's options and restricted shares, which increased the capital surplus by RMB2,783,665.77.

Note 5: The sinking of the general manager's salary expenses of the Group's Parent Company this year resulted in an increase of RMB3,835,027.93 in the capital surplus.

141
3-2-1-144

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

32. Capital surplus (continued)

2019

	Beginning balance	Increase this year			Decrease this year	Year-end balance
		Capital invested by shareholders of subsidiaries before business combination under the same control	Acquisition of minority interests	Others		
Capital premium	313,157,606.26	89,380,295.00	-	-	-	402,537,901.26
Including: business combination under the same control	313,157,606.26	89,380,295.00	-	-	-	402,537,901.26
Other capital surplus	4,875,379.48	-	50,188.76	4,739,456.90	-	9,665,025.14
Including: Share-based payment	1,710,887.67	-	-	2,304,073.59	-	4,014,961.26
Others	3,164,491.81	-	50,188.76	2,435,383.31	-	5,650,063.88
	318,032,985.74	89,380,295.00	50,188.76	4,739,456.90	-	412,202,926.40

Reasons for changes in capital surplus:

Note 1: in this year, the shareholders of the subsidiaries Chaoyang Tongmei Xtal Technology Co., Ltd.and Chaoyang Jinmei gallium Industry Co., Ltd. increased their capital, resulting in an increase of RMB89,380,295.00 in the capital surplus under the business combination under the same control.

Note 2: In this year, the Company's employees held the stock payment formed by the parent Company's options and restricted shares, which increased the capital surplus by RMB2,304,073.59.

Note 3: The sinking of the general manager's salary expenses of the parent Company this year resulted in an increase of capital surplus of RMB2,435,383.31.

142
3-2-1-145

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 143 3 - 2 - 1 - 146 V. Notes to Main Items of Consolidated Financial Statements (Continued) 33. Special reserve 2021 Beginning balance Increase this year Decrease this year Year - end balance Safety production cost 4,561,194.59 2,381,753.04 1,573,746.83 5,369,200.80 2020 Beginning balance Increase this year Decrease this year Year - end balance Safety production cost 3,146,269.25 5,937,734.27 4,522,808.93 4,561,194.59 2019 Beginning balance Increase this year Decrease this year Year - end balance Safety production cost 814,845.15 6,656,828.08 4,325,403.98 3,146,269.25 The Group withdraws the safety production fee month by month according to the Extraction Standard of Hazardous Goods Production Enterprises Specified in the Mana gement Measures for the Extraction and Use of Enterprise Safety Production Fee (CQ [2012] No. 16 Document). The withdrawal amount of the Group in 2019 was RMB 6,656,828.08, that in 2020 was RMB 5,937,734.27, and that in 2021 was RMB 2,381,753.04. The safety p roduction costs used and withdrawn during this period were expenses.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 144 3 - 2 - 1 - 147 V. Notes to Main Items of Consolidated Financial Statements (Continued) 34. Surplus reserve 2021 Beginning balance Increase this year Decrease this year Year - end balance Reserve Fund 7,629,429.59 - (7,629,429.59) - Employee welfare and incentive fund 1,078,159.90 - (1,078,159.90) - Enterprise development fund 6,189,003.81 - (6,189,003.81) - 14,896,593.30 - (14,896,593.30) - The decrease of surplus reserve in 2021 is the offset of surplus reserve of RMB 14,896,593.30 by the shareholding system reform of the Company. 2020 Beginning balance Increase this year Decrease this year Year - end balance Reserve Fund 7,629,429.59 - - 7,629,429.59 Employee welfare and incentive fund 1,078,159.90 - - 1,078,159.90 Enterprise development fund 6,189,003.81 - - 6,189,003.81 14,896,593.30 - - 14,896,593.30 2019 Beginning balance Increase this year Decrease this year Year - end balance Reserve Fund 7,629,429.59 - - 7,629,429.59 Employee welfare and incentive fund 1,078,159.90 - - 1,078,159.90 Enterprise development fund 6,189,003.81 - - 6,189,003.81 14,896,593.30 - - 14,896,593.30

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

35. Undistributed profit

	2021	2020	2019
Undistributed profit at the end of last year	118,401,278.39	170,590,328.42	204,232,102.01
Add: changes in accounting policies	-	-	(252,816.37)
Undistributed profit at the beginning of the year	118,401,278.39	170,590,328.42	203,979,285.64
Net profits/(loss) attributable to shareholders/owner of the parent company	94,587,550.27	48,221,880.01	(33,388,957.22)
Less: cash dividends payable on ordinary shares	-	25,011,134.05	-
Business combination under the same control	-	44,857,770.28	-
Purchase of minority interests of subsidiaries held by the original parent Company	-	30,542,025.71	-
Shareholding system reform	126,302,166.18	-	-
Undistributed profit at the end of the year	86,686,662.48	118,401,278.39	170,590,328.42

36. Operating income and cost

	2021		2020	
	Revenue	Cost	Revenue	Cost
Main business	854,044,357.30	557,324,460.80	583,087,165.93	433,222,206.40
Other business	3,300,881.10	3,968,103.41	83,238.94	172,087.58
	857,345,238.40	561,292,564.21	583,170,404.87	433,394,293.98

	2019	
	Revenue	Cost
Main business	462,207,888.84	372,403,139.49
Other business	18,867.93	796.61
	462,226,756.77	372,403,936.10

The operating income is listed as follows:

	2021	2020	2019
Selling goods	838,093,194.03	575,949,275.17	462,054,002.88
Provide labor service	19,252,044.37	7,221,129.70	172,753.89
Income from the contracts with customers	857,345,238.40	583,170,404.87	462,226,756.77

145
3-2-1-148

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

36. Operating income and costs (Continued)

The breakdown of operating income from contracts with customers is as follows:

Reportable segment	2021	2020	2019
Main business area			
Mainland China	438,739,210.10	247,073,717.20	181,839,782.83
USA	116,840,936.04	284,016,612.01	223,377,039.80
Europe	114,346,341.66	25,443,631.95	18,300,570.08
Taiwan, China	93,636,174.61	77,762.86	40,952.43
Japan	44,784,224.51	12,595,574.50	13,291,715.35
South Korea	24,666,143.13	13,899,765.56	25,334,293.59
Others	24,332,208.35	63,340.79	42,402.69
	857,345,238.40	583,170,404.87	462,226,756.77
Main product types			
Semiconductor substrate material	626,751,808.66	443,460,587.35	357,712,916.09
PBN crucible	55,024,732.72	51,862,431.13	47,292,183.07
High-purity metal and compound	122,010,030.57	55,014,206.24	25,319,177.31
Others	34,306,622.08	25,612,050.45	31,729,726.41
	838,093,194.03	575,949,275.17	462,054,002.88
Main service types			
Incoming material processing service	762,455.24	-	172,753.89
Crucible precision regeneration service	18,489,589.13	7,221,129.70	-
	19,252,044.37	7,221,129.70	172,753.89
	857,345,238.40	583,170,404.87	462,226,756.77
Revenue recognition time			
Revenue recognition at a certain point in time			
Semiconductor substrate material	626,751,808.66	443,460,587.35	357,712,916.09
PBN crucible	55,024,732.72	51,862,431.13	47,292,183.07
High-purity metal and compound	122,010,030.57	55,014,206.24	25,319,177.31
Incoming material processing service	762,455.24	-	172,753.89
Crucible precision regeneration service	18,489,589.13	7,221,129.70	-
Others	34,306,622.08	25,612,050.45	31,729,726.41
	857,345,238.40	583,170,404.87	462,226,756.77

146
3-2-1-149

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 147 3 - 2 - 1 - 150 V. Notes to Main Items of Consolidated Financial Statements (Continued) 36. Operating income and costs (Continued) The revenue recognized in the current period included in the book value of contract liabilities at the beginning of the year is as follows: 2021 2020 Selling goods 1,724,999.43 860,354.07 The Group has no revenue recognized in the current period from the performance obligations that have been performed (or partially performed) in the previous period in 2021 and 2020. The Group's information related to performance obligations is as follows: Sales of industrial products Perform performance obligatio ns when delivering industrial products to customers. For long - term cooperative customers, the contract price usually expires within 30 to 90 days after the delivery of industrial products; For new customers, the contract price is usually prepaid before the delivery of industrial products. Incoming material processing service Perform performance obligations when delivering finished products processed with supplied materials to customers. The contract price is usually due within 60 days after the delivery of industrial products. Crucible precision regeneration service Perform the performance obligation when delivering the cleaned crucible to the customer. The contract price usually expires within 30 to 60 days after delivery of the cleaned crucible.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 In RMB Yuan

V. Notes to Main Items of Consolidated Financial Statements (Continued)

37. Tax and surcharges

	2021	2020	2019
Property tax	5,492,404.68	3,829,609.89	2,575,145.30
Urban maintenance and construction tax	1,521,951.48	1,363,200.69	1,761,719.11
Land use tax	1,131,306.83	932,046.30	1,002,380.71
Stamp duty	866,661.59	916,311.20	403,847.90
Education surcharges	847,704.31	795,791.03	941,449.86
Local education surcharges	565,136.19	530,527.38	627,633.22
Vehicle and vessel tax	25,001.23	23,371.16	23,186.34
Others	43,806.71	26,004.71	9,774.05
	10,493,973.02	8,416,862.36	7,345,136.49

38. Selling expenses

	2021	2020	2019
Employee compensation	9,902,589.14	2,606,609.79	1,971,059.81
Warranty fee	4,519,451.13	2,497,196.22	1,449,001.76
Agency fee	4,185,131.96	1,883,832.83	2,883,751.50
Share-based payment	1,625,662.00	57,356.74	41,612.03
Travel expenses	495,593.46	603,113.48	806,896.06
Depreciation and amortization	33,089.48	40,328.34	60,016.76
Customs declaration fee and freight	-	-	743,750.64
Others	420,682.25	229,570.30	415,658.68
	21,182,199.42	7,918,007.70	8,371,747.24

148
3-2-1-151

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

39. Administrative expenses

	2021	2020	2019
Employee compensation	43,455,406.76	30,694,483.79	41,531,407.06
Depreciation and amortization	8,067,513.36	4,107,230.34	4,716,116.15
Service charge	6,021,547.72	2,517,772.74	3,477,608.19
Office expenses	5,561,822.59	4,106,496.37	3,346,714.81
Travel expenses	4,168,011.00	2,883,994.18	4,818,642.42
Share-based payment	2,629,196.26	1,187,259.17	948,504.84
Insurance premium	1,742,023.21	1,491,266.56	1,602,925.09
Water and electricity	1,116,291.02	587,367.12	1,003,464.41
Disability security fund	740,963.67	194,765.89	1,204,657.80
Rental fee	636,976.00	552,594.17	582,077.00
Royalties	-	8,054,012.98	6,806,158.00
Others	2,948,949.38	1,595,218.75	2,037,942.27
	77,088,700.97	57,972,462.06	72,076,218.04

40. R&D cost

	2021	2020	2019
Employee compensation	48,091,831.78	20,686,093.05	10,398,341.22
Raw materials consumed	28,910,563.19	14,048,364.98	8,006,405.37
Depreciation and amortization	3,961,378.45	2,524,492.29	1,498,915.12
Share-based payment	3,424,763.64	385,066.67	310,862.92
Water and electricity	1,792,348.37	1,730,013.68	1,043,944.44
Overhaul and processing cost	453,140.35	1,008,087.67	681,875.19
Finished product collection	35,269.54	3,683,866.29	4,129,589.63
Others	3,497,113.49	1,042,178.34	756,498.13
	90,166,408.81	45,108,162.97	26,826,432.02

149
3-2-1-152

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

41. Finance cost

	2021	2020	2019
Interest expense	3,540,730.12	2,565,014.26	945,205.13
Including: financial lease interest expense	-	647,565.62	286,276.80
Interest expense of lease liabilities	760,518.13	-	-
Long-term accounts payable interest expense	220,379.18	-	-
Less: Interest income	1,614,165.98	464,078.68	452,879.62
Exchange gain / loss	2,815,069.73	(6,879,034.91)	1,271,072.06
Service Charge	570,748.50	360,051.92	135,289.82
Others	(400,416.23)	(240,286.39)	(475,896.24)
	4,911,966.14	(4,658,333.80)	1,422,791.15

42. Other income

	2021	2020	2019
Government subsidies related to daily activities	2,916,294.05	1,081,625.97	2,311,511.50
Refund of service charge for withholding individual and enterprise income tax	30,429.00	44,590.04	-
Amortization of deferred income	3,029,864.64	1,093,810.58	956,933.33
	5,976,587.69	2,220,026.59	3,268,444.83

Government subsidies related to daily activities are as follows:

	2021	2020	2019	Related to assets / income
Government incentives	1,655,589.00	80,000.00	-	Revenue related
Intellectual property subsidies	472,000.00	-	-	Revenue related
Incentive fund of Social Security Bureau	194,000.00	-	-	Revenue related
Incentive fund of the Bureau of industry and information technology	100,000.00	-	-	Revenue related
Subsidies for talents of the two high schools	100,000.00	200,000.00	100,000.00	Revenue related
Commercial Commission fund subsidy	-	-	1,938,757.00	Revenue related
Special award and subsidy for structural adjustment of industrial enterprises	-	128,600.00	-	Revenue related
Enterprise R&D subsidy	80,000.00	393,645.00	32,361.00	Revenue related
Others	314,705.05	279,380.97	240,393.50	Revenue related
	2,916,294.05	1,081,625.97	2,311,511.50	

150
3-2-1-153

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

43. Investment gain

	2021	2020	2019
Long-term equity investment income accounted by equity method	10,089,454.38	5,963,707.51	2,478,774.79
Income from disposal of associates	923,628.40	-	-
Unrealized gains and losses in counter current transactions	751,236.78	(572,954.38)	54,843.24
Loss on fair value measurement of bills	(560,257.94)	(383,477.26)	(179,534.05)
Investment gain from foreign exchange forward contracts	308,151.43	(291,250.26)	(720,372.51)
	11,512,213.05	4,716,025.61	1,633,711.47

44. Credit impairment loss

	2021	2020	2019
Expected credit loss of Notes receivable	54,530.57	(15,842.97)	(64,014.78)
Expected credit loss of accounts receivable	(1,940,218.13)	(61,224.48)	(357,682.51)
Expected credit loss of other receivables	58,090.00	(1,362,590.00)	-
	(1,827,597.56)	(1,439,657.45)	(421,697.29)

45. Asset impairment loss

	2021	2020	2019
Inventory depreciation loss	(2,658,473.20)	9,038,725.44	(13,906,972.39)
Impairment loss of fixed assets	(611,184.69)	(456,180.29)	(194,871.79)
	(3,269,657.89)	8,582,545.15	(14,101,844.18)

46. Income from asset disposal

	2021	2020	2019
Income from disposal of fixed assets	61,825.39	-	310,959.01

151
3-2-1-154

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

47. Non-operating income

	2021	2020	2019
Relocation compensation	-	4,290,411.00	16,391,149.00
Insurance indemnity	1,002,223.07	8,687.19	97,243.86
Income from scrap of fixed assets	-	1,874.28	18,828.30
Others	195,850.26	64,267.17	79,719.30
	1,198,073.33	4,365,239.64	16,586,940.46

48. Non-operating expenses

	2021	2020	2019
Loss on non-current assets damaged and scrapped	1,650,922.76	1,285,280.67	5,412,280.20
Public welfare donation expenditure	-	150,000.00	-
Labor litigation fund	406,835.60	-	-
Administrative penalty	94,600.00	141,041.00	665,900.00
Others	381,404.55	256,196.84	91,479.54
	2,533,762.91	1,832,518.51	6,169,659.74

152
3-2-1-155

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

49. Classification of expenses by nature

The supplementary information of the Group's operating costs, selling expenses, administrative expenses and R&D costs by nature is as follows:

	2021	2020	2019
Raw materials consumed	449,515,985.72	207,693,401.96	182,536,129.17
Employee compensation	218,025,648.48	138,702,448.44	144,097,698.00
Depreciation and amortization	68,065,925.95	52,681,113.67	42,754,544.79
Water and electricity	51,817,522.89	42,676,843.61	41,229,959.54
Service charge	15,635,143.96	13,120,490.79	12,940,994.00
Customs declaration fee and freight	10,906,053.66	3,603,071.94	3,234,753.53
Share-based payment	10,029,835.43	2,783,665.77	2,304,073.59
Safety production cost	8,285,806.15	12,091,585.51	10,928,295.26
Overhaul and processing cost	7,809,138.82	5,637,219.61	4,032,882.43
Office expenses	6,663,076.70	4,909,539.70	3,995,716.36
Travel expenses for communication	6,150,510.72	3,607,163.41	5,969,820.78
Heating cost	4,906,393.61	4,219,034.80	3,073,682.13
Quality guarantee deposit	4,431,415.39	2,497,196.22	1,449,001.76
Agency fee	4,185,131.96	1,883,832.83	2,883,751.50
Hazardous waste disposal fee	3,169,704.40	1,855,061.81	993,219.63
Royalties	-	8,054,012.98	6,806,158.00
Non-deductible input tax	-	-	3,115,748.16
Changes in inventories of finished products and products in process	(136,295,369.14)	28,698,414.64	(551,636.91)
Others	16,427,948.71	9,678,829.02	7,883,541.68
	749,729,873.41	544,392,926.71	479,678,333.40

50. Income tax expense

	2021	2020	2019
Current income tax expense	13,023,039.99	7,972,134.62	4,943,660.50
Deferred Income Tax Expense	(3,730,470.98)	(16,615,697.58)	(1,992,842.65)
	9,292,569.01	(8,643,562.96)	2,950,817.85

153
3-2-1-156

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 154 3 - 2 - 1 - 157 V. Notes to Main Items of Consolidated Financial Statements (Continued) 50. Income tax expense (Continued) The relationship between income tax expense and total profit / (loss) is as follows: 2021 2020 2019 Total profit / (loss) 103,327,106.93 51,630,610.63 (25,112,649.71) Income tax expense calculated at applicable tax rate (Note) 15,499,066.04 7,744,591.59 (3,766,897.46) Effect of different tax rates applied to certain subsidiaries 1,857,192.81 748,416.90 (2,998,884.59) Adjustment of current income tax in previous periods - (574,559.17) (378,747.42) Profit and loss attributable to joint ventures and associates (2,810,086.33) (1,213,180.18) (612,742.18) Non - deductible expenses 2,280,963.50 2,201,710.10 1,996,874.64 Impact of tax rate change on deferred income tax balance at the beginning of the period 2,632,912.73 117,763.95 - Use of deductible losses of previous years - - (876,832.87) Impact of unrecognized deductible temporary differences - - 6,389,334.23 Effect of unrecognized recoverable losses - - 5,913,492.08 Impact of recognition of deductible losses in previous years - (6,900,737.95) - Recognition of the impact of deductible temporary differences in previous years - (6,175,140.23) - R&D costs plus deduction (10,167,479.74) (4,592,427.97) (2,714,778.58) Income tax expense calculated at the effective tax rate of the Group 9,292,569.01 (8,643,562.96) 2,950,817.85 Note: the income tax of the Group is accrued according to the estimated taxable income obtained in China and the applicable tax rate. 51. Earnings per share 2021 2020 2019 RMB/ share RMB/ share RMB/ share Basic earnings per share 0.11 Not applicable Not applicable Diluted earnings per share 0.11 Not applicable Not applicable The basic earnings per share shall be calculated by dividing the current net profit attributable to the shareholders of common shares of the Company by the weighted average number of common shares issued. The Company completed the industrial and commercial change registration of share reform in April 2021, and earnings per share is not applicable in 2019 and 2020. The option incentive plan issued by the Company on November 4, 2021 has anti - dilution to earnings per share, so the basic earnings per share in 2021 has not been adjusted for dilution.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

52. Notes to items of cash flow statement

	2021	2020	2019
Other received and operating activities Related cash			
GovernmentSubsidiary	49,757,723.05	25,835,112.84	20,811,511.50
Exchange gains	-	1,187,948.19	-
Non-operating income	5,488,484.33	72,954.36	16,568,112.16
Recovery of current accounts	11,954,658.46	2,631,699.90	5,654,009.68
Interest income	1,568,079.07	268,296.07	287,296.11
Recovery of prepaid income tax	3,415,162.39	2,586,480.51	2,349,500.08
Recovery of restricted Cash and bank balance	261,700.00	-	-
	72,445,807.30	32,582,491.87	45,670,429.53
Other payments and operating activities Related cash			
Payment of current account	9,581,990.46	3,631,398.82	219,422.41
Manufacturing expenses	109,716,620.51	73,638,701.76	74,060,333.09
Selling expenses	8,749,416.81	2,946,422.74	5,218,274.04
Administrative expenses	27,781,791.81	23,589,031.67	25,214,378.73
R&D cost	6,564,258.37	4,048,927.44	2,424,160.67
Changes in restricted Cash and bank balance	-	261,700.00	-
Finance cost	570,748.49	360,051.91	385,653.51
Non-operating expenses	476,004.55	547,237.84	757,379.55
	163,440,831.00	109,023,472.18	108,279,602.00
Forward foreign exchange income related to other cash received in relation to investing activities	308,151.43	400,622.30	14,692.00
Forward foreign exchange losses related to other cash paid in relation to investing activities	-	691,872.56	735,064.50
Cash received from other private financing related to financing activities	-	314,473,750.00	-
Parent Company fund lending	9,386,518.84	-	-
	9,386,518.84	314,473,750.00	-
Other cash payments related to financing activities finance lease payments	2,968,698.81	1,365,018.97	111,162.32

155
3-2-1-158

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

53. Supplementary information of cash flow statement

(1) Supplementary information of cash flow statement

Adjusting net profit / (loss) to cash flow from operating activities:

	2021	2020	2019
Net profit / (loss)	94,034,537.92	60,274,173.59	(28,063,467.56)
Plus: provision for asset impairment	3,269,657.89	(8,582,545.15)	14,101,844.18
Provision for credit impairment	1,827,597.56	1,439,657.45	443,107.64
Depreciation of fixed assets	56,603,086.35	48,149,696.06	38,647,751.04
Depreciation of right-of-use assets	3,132,522.71	-	-
Amortization of intangible assets	3,192,486.79	1,413,111.37	1,668,166.06
Amortization of long-term deferred expenses	5,399,304.85	3,118,306.24	2,438,627.69
Expense of construction-in-progress	1,137,901.13	83,132.08	-
Income from disposal of fixed assets, intangible assets and other long-term assets	(61,825.39)	-	(310,959.01)
Loss on retirement of fixed assets	1,650,922.76	1,283,406.39	5,393,451.90
Share-based payment	10,029,835.43	2,783,665.77	2,304,073.59
Sinking of parent Company expenses	736,058.49	3,835,027.93	2,435,383.31
Finance cost	618,582.46	(3,562,141.45)	1,324,433.74
Investment gain	(11,512,213.05)	(4,716,025.61)	(1,633,711.47)
Decrease of deferred income tax assets	(3,717,421.94)	(16,615,697.58)	(2,053,923.72)
(increase) / decrease in inventories	(101,836,524.82)	(29,905,862.36)	8,743,962.39
Increase in special reserves	808,006.21	1,414,925.34	2,331,424.10
Increase in deferred income	43,781,135.36	23,615,086.25	17,543,066.67
(Increase) / decrease in operatir receivables	(155,079,953.87)	(88,869,891.69)	36,295,303.12
Increase / (decrease) in operating payables	25,700,637.53	60,665,181.48	(3,639,521.53)
Counter current transaction	751,236.78	(572,954.38)	54,843.24
Changes in accounting policies	-	-	(346,126.05)
Net cash flows(used in)/generated from operating activities	(19,534,428.85)	55,250,251.73	97,677,729.33

Net change in cash and cash equivalents:

	2021	2020	2019
Year-end balance of cash	173,268,353.70	388,493,942.43	107,376,657.08
Less: beginning balance of cash	388,493,942.43	107,376,657.08	68,193,045.44
Net decrease/increase of cash and cash equivalents	(215,225,588.73)	281,117,285.35	39,183,611.64

156
3-2-1-159

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

53. Supplementary information of cash flow statement (Continued)

(2) Cash and cash equivalents

	2021	2020	2019
Cash	173,268,353.70	388,493,942.43	107,376,657.08
Including: cash on hand	12,846.89	29,492.00	34,648.67
Bank deposits available for payment at any time	173,255,506.81	388,464,450.43	107,342,008.41
Balance of cash and cash equivalents at the end of the year	173,268,353.70	388,493,942.43	107,376,657.08

54. Assets with limited ownership or use right

	2021	2020	2019	
Cash and bank balance	-	261,700.00	-	Note 1
Notes receivable	2,029,949.76	7,492,990.59	7,995,197.76	Note 2
Receivables financing	15,224,856.38	12,045,573.32	10,931,250.13	Note 2
Fixed assets	150,305,117.02	75,383,575.00	52,966,875.00	Note 3
Construction-in-progress	84,681,020.95	-	26,112,000.00	Note 3
Intangible assets	39,854,951.53	12,463,863.56	12,725,343.21	Note 3
Accounts receivable	-	10,673,996.84	-	Note 4
	292,095,895.64	118,321,699.31	110,730,666.10	

Note 1: As of December 31, 2020, the cash and bank balance with a book value of RMB261,700.00 was the deposit corresponding to the forward foreign exchange contract with a nominal amount of USD 2,000,000.00 signed by the Company in December2020. The forward exchange settlement date is January 26, 2021, and the forward exchange rate was 1 US dollar to RMB6.5521.

Note 2: As of December 31, 2021, 2020 and 2019, the book value of commercial acceptance bills endorsed but not due in Notes receivable is RMB2,029,949.76, RMB7,492,990.59 and RMB7,995,197.76.

On December 31, 2021, 2020 and 2019, the book value of bank acceptance bills endorsed but not matured in receivables financing was RMB15,224,856.38, RMB12,045,573.32 and RMB10,931,250.13.

The above payment does not meet the conditions for derecognition but has been used for specified purposes. It is the payment for engineering equipment or goods of the supplier.

157
3-2-1-160

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 158 3 - 2 - 1 - 161 V. Notes to Main Items of Consolidated Financial Statements (Continued) 54. Assets with restricted ownership or use right (Continued) Note 3: On November 19, 2021, the Company signed the Working Capital Loan Contract (No. 29211074) with Beijing Tongzhou Branch of Bank of Communications Co., Ltd. The loan amount was RMB 20,000,000.00, the loan period was from September 30, 2021 to September 23, 2022, and the annual interest rate was 4.000%. The above two loans are the master contract s under the Maximum Amount Mortgage Contract (No. 29211074). Chaoyang Tongmei Xtal Technology Co., Ltd., a subsidiary of the Company, provides guarantee with its state - own ed construction land use right and the ownership of houses (structures) as collateral, and the maximum amount of creditor's rights guaranteed by the mortgage is RMB 115,970,000.00, the corresponding fixed assets - buildings with a book value of RMB 125,369,3 56.33, construction - in - progress with a book value of RMB75,589,905.28 and intangible assets - land with a book value of RMB33,352,904.86. On December 10, 2021, Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. , a subsidiary of the Company, s igned a Working Capital Loan Contract No. 2021 (Tongzhou) Zi No. 02856 with Beijing Tongzhou Branch of Industrial and Commercial Bank of China, with a total loan amount of RMB 10,000,000.00 and a loan period from December 22, 2021 to December 22, 2022, the annual interest rate of the loan is 3.87%. The Loan Contract is guaranteed by Beijing Zhongguancun Technology Financing Guarantee Co., Ltd. and the Entrusted Guarantee Contract No. WT1441 - 1 in 2021 is signed. Meanwhile, counter guarantee was provided for t he guarantee: Boyu (Tianjin) Semiconductor Materials Co., Ltd., a subsidiary of the Company, provided counter guarantee with the Real Estate in the Property Right Certificate No. Jin (2021) Baodi District Real Estate No. 7071577 as collateral, and the coll ateral were fixed assets - houses and buildings with a book value of RMB 24,935,760.69, the construction - in - progress with a book value of RMB 9,091,115.67 and the intangible assets with a book value of RMB 6,502,046.67 signed the Maximum Counter Guarantee (Re al Estate Mortgage) Contract No. DYF1441 in 2021, and the maximum principal balance of the guaranteed principal creditor's rights is RMB15,000,000.00. On September 24, 2020, the Company signed a Credit Line Agreement with Beijing Tongzhou Branch of Bank of China Limited, and obtained a credit line of RMB 62,000,000.00. The credit period is from September 24, 2020 to September 21, 2021. Meanwhile, the Company signed the maximum mortgage contract with Bank of China Limited Beijing Tongzhou Branch, Baoding Tongmei Xtal Manufacture Co., Ltd., a subsidiary of the Company, takes its industrial real estate located in the east of the new 107 National Highway in Dingxing County, Baoding City, Hebei Province and the state - owned land construction and use right shared by other industrial real estate except 1, 6 and 7 as collateral, and the corresponding intangible assets with a book value of RMB 12463863.56 - land use right, fixed assets with book value of RMB 75383,,575.00 - houses and buildings.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 In RMB Yuan

V. Notes to Main Items of Consolidated Financial Statements (Continued)

54. Assets with restricted ownership or use right (Continued)

Note 3: (Continued) on July 17, 2019, the Company signed a Credit Line Agreement with Tongzhou Branch of Bank of China Limited Beijing, and obtained a credit line of RMB40,000,000.00. The credit period is from July 17, 2019 to June 2, 2020. Meanwhile, the Company signed the Maximum Mortgage Contract with Bank of China Limited Beijing Tongzhou Branch, Baoding Tongmei Xtal Manufacture Co., Ltd., a subsidiary of the Company, takes the state-owned land construction and use right shared by its industrial real estate 1, 6 and 7 buildings on the east side of the new 107 National Highway in Dingxing County, Baoding City, Hebei Province and other industrial buildings except 1, 6 and 7 buildings as collateral, and the corresponding book value of intangible assets- land use right fixed assets - buildings with book value of RMB52,966,875.00 and construction-in-progress with book value of RMB26,112,000.00. As of December 31, 2019, the used amount is RMB40,000,000.00.

Note 4: On December 26, 2019, the Group entrusted Beijing Zhongguancun Technology Financing Guarantee to provide guarantee for the bank loan obtained by Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. from Beijing Tongzhou Branch of Industrial and Commercial Bank of China Limited, and signed the maximum amount entrusted guarantee contract and the entrusted guarantee contract, with the maximum guarantee amount of RMB15,000,000.00. Meanwhile, counter guarantee was provided for the guarantee: 1) Boyu (Tianjin) Semiconductor Materials Co., Ltd., a subsidiary of the Company, and He Junfang, its general manager, provided counter guarantee in the form of guarantee and signed the Maximum Counter Guarantee (Guarantee) Contract; 2) Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd., a subsidiary of the Company, provided counter guarantee with its accounts receivable of RMB10,673,996.84 as of December 31, 2020 as collateral, and signed the maximum counter guarantee (pledge of accounts receivable); 3) Boyu (Tianjin) Semiconductor Materials Co., Ltd., a subsidiary of the Company, has entered into the maximum counter guarantee (real estate mortgage) contract by providing counter guarantee with its construction-in-progress - production workshop I, production workshop II, R&D workshop, comprehensive station building and guard room at the intersection of Zongyi Road and Henger Road, Baodi District, Tianjin as collateral. Among them, the mortgage of the above real estate has not been handled as of December 13, 2021. The available amount RMB10,000,000.00 before the mortgage registration of the real estate is completed according to the agreement in the maximum amount entrusted guarantee contract. On December 10, 2021, the Group and Beijing Zhongguancun Technology Financing Guarantee Co., Ltd. re-signed the Entrusted Guarantee Contract No. WT1441-1 in 2021. Meanwhile, counter guarantee was provided for the guarantee: Boyu (Tianjin) Semiconductor Materials Co., Ltd., a subsidiary of the Company, provided counter guarantee with the real estate in the Certificate of title of Jin (2021) Baodi District Real Estate No. 7071577 as collateral, and signed the Maximum Counter Guarantee (real estate mortgage) Contract No. DTF1441 in 2021. The mortgage area is 13,565.47 m2, the land use right area is 16,715.7 m2, the guarantee amount is RMB30,000,000.00, and the creditor's right period is from December 14, 2021 to December 14, 2023.

159
3-2-1-162

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

V. Notes to Main Items of Consolidated Financial Statements (Continued)

55. Foreign currency monetary items

	December 31, 2021			December 31, 2020		
	Original currency	Exchange rate	Equivalent to RMB	Original currency	Exchange rate	Equivalent to RMB
Cash and bank balance						
Dollar	9,315,587.61	6.3757	59,393,391.93	2,069,539.45	6.5249	13,503,537.95
Yen	20,018,847.97	0.0554	1,109,044.18	30,681,512.00	0.0632	1,940,176.09
Euro	1,338.14	7.2197	9,660.97	-	-	-
			60,512,097.08			15,443,714.04
Accounts receivable						
Dollar	13,128,925.12	6.3757	83,706,087.89	8,830,613.89	6.5249	57,618,872.57
Euro	16,412.50	7.2197	118,493.33	-	-	-
			83,824,581.22			57,618,872.57
Accounts payable						
Dollar	6,828,380.24	6.3757	43,535,703.90	12,032,902.33	6.5249	78,513,484.41
Yen	42,860,000.00	0.0554	2,374,444.00	-	-	-
Euro	72,500.00	7.2197	523,428.25	72,500.00	8.0250	581,812.50
			46,433,576.15			79,095,296.91
Other receivables						
Dollar	122,799.99	6.3757	782,935.90	61,391.86	6.5249	400,575.75
Other payables						
Dollar	10,462,424.54	6.3757	66,705,280.14	15,533,322.34	6.5249	101,353,374.94
Yen	3,820,000.00	0.0554	211,628.00	588,000.00	0.0632	37,182.77
			66,916,908.14			101,390,557.71

160
3-2-1-163

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 161 3 - 2 - 1 - 164 V. Notes to Main Items of Consolidated Financial Statements (Continued) 55. Foreign currency monetary items (Continued) December 31, 2019 Original currency Exchange rate Equivalent to RMB Cash and bank balance Dollar 4,915,501.66 6.9762 34,291,522.68 Yen 1,510.00 0.0641 96.77 34,291,619.45 Accounts receivable Dollar 9,680,069.46 6.9762 67,530,100.57 Accounts payable Dollar 8,762,991.93 6.9762 61,132,384.30 Yen 892,000.00 0.0641 57,164.71 61,189,549.01 Other receivables Dollar 100,129.02 6.9762 698,520.07 Other payables Dollar 14,637,545.13 6.9762 102,114,442.37 The important overseas operating entities in the consolidated statements of the Group include AXT Tongmei, Inc., a subsidiary of the Company, whose main overseas business place is Californ ia, the United States, and the recording currency is US dollars. The recording currency of the above - mentioned important overseas operating entities has not changed during the reporting period.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 In RMB Yuan

VI. Changes of Merger Scope

1. Business merger involving enterprises under common control

In the year of 2021

On May 6, 2021, the Board of Directors of the Company passed the resolution on the acquisition of AXT-Tongmei, Inc. And on the same day, the Company entered into an Equity Acquisition Agreement with its parent company, AXT, Inc., which stipulated that the transaction price is USD1.00, and the date of completion of the transaction was the date on which Beijing Tongmei obtained the necessary consent and approval for outward direct investment from the Beijing Municipal Development and Reform Commission and the Beijing Municipal Bureau of Commerce (the "ODI Procedure"). On May 14, 2021, the Company obtained the Certificate of Enterprise Overseas Investment issued by the Beijing Municipal Bureau of Commerce and obtained the Project Filing Notice from the Beijing Municipal Development and Reform Commission on May 18, 2021. The Company paid the consideration of USD1.00 on June 30, 2021. AXT, Inc. is the parent company of the Company, and both before and after the merger,both parties to the merger are controlled by the parent company AXT, Inc., and such control is not temporary, thus this merger is a business merger involving enterprises under common control, and the merger date was set to June 30, 2021.

The operating income,net loss and net cash flow of AXT-Tongmei, Inc. during the merger are as follows:

	For the six months ended June 30,2021
Operating income	108,375,863.86
Net loss	(453,616.13)
Net cash flow from operational activities	21,743,438.37

162
3-2-1-165

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 163 3 - 2 - 1 - 166 VI. Changes of Merger Scope (continued) 1. Business merger involving enterprises under common control (continued) In the year of 2021 (continued) The book values of assets and liabilities of AXT - Tongmei, Inc. on the date of merger are as follows: June 30, 2021 Cash and bank balance 21,743,438.37 Accounts receivable 77,235,068.59 Other receivables 700,165.21 Inventories 15,946,783.34 Fixed assents 68,923.91 Other non - current assets 3,814,822.13 Deferred income tax assets 1,660,576.57 Right - of - use assets 4,531,581.66 Accounts payable (102,211,234.68) Staff remuneration payables (2,692,185.11) Taxes payable (1,495,278.34) Other payables (12,020,109.42) Non - current liabilities due within one year (1,709,186.71) Accrued liabilities (1,596,407.48) Lease liabilities (2,555,254.70) Total 1,421,703.34 Difference in merger (recorded in equity ) (1,421,696.83) Consideration for merger 6.51

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

VI. Changes of Merger Scope (continued)

1. Business merger involving enterprises under common control (continued)

In the year of 2020

In December 2020, the increased registered capital of the Company was subscribed by AXT, Inc., the original parent company of Baoding Tongmei Xtal Manufacture Co., Ltd., Chaoyang Tongmei Xtal Technology Co., Ltd., Nanjing Jinmei Gallium Co.,Ltd., Chaoyang Jinmei Gallium Co., Ltd. and Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. (the "merged parties") and other original minority shareholders, with 100% of the equity they held in the merged parties, referring details in Notes I, the Basic Information. AXT, Inc. is the parent company of the Company, and both before and after the merger,both parties to the merger are controlled by the parent company AXT, Inc., and such control is not temporary, thus this merger is a business combination under the control of the same group.On December 25 and 29, 2020, the Company signed the capital increase agreement and the equity transfer agreement with the original shareholders of the merged parties, and the merged parties passed the resolution of the board of directors on the change of shareholders and completed the change of the new Articles of Association. The Company acquired control of the merged parties on December 29, 2020, and the merger date was set to December 29, 2020.

The Company shall pay consideration for the Merger with the shares of the increased registered capital of the Company, and the details are as follows:

Merged parties	Shares of the increased registered capital RMB	Percentage of voting rights %
Baoding Tongmei Xtal Manufacture Co., Ltd.	105,949,809.47	12.96
Chaoyang Tongmei Xtal Technology Co., Ltd.	117,460,000.00	14.37
Chaoyang Jinmei Gallium Co., Ltd.	33,580,500.00	4.11
Nanjing Jinmei Gallium Co.,Ltd.	67,640,000.00	8.27
Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd.	126,509,400.00	15.47

The operating income, net profit/(loss) and net cash flow during the merger and each reporting period are as follows:

(1) Baoding Tongmei Xtal Manufacture Co., Ltd.

	2020	2019
Operating profit	71,594,025.73	19,534,258.08
Net loss	(11,958,845.11)	(29,022,358.11)
Net cash flow	6,711,185.16	(2,918,850.24)

VI. Changes of Merger Scope (continued)

164
3-2-1-167

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

1. Business merger involving enterprises under common control (continued)

The operating income, net profit/(loss) and net cash flow during the merger and each reporting period are as follows (continued):

(2) Chaoyang Tongmei Xtal Technology Co., Ltd.

	2020	2019
Operating income	60,180,591.80	24,701,626.37
Net profit/(loss)	1,357,992.52	(14,904,790.28)
Net cash flow	(2,633,703.38)	(981,650.47)

(3) Chaoyang Jinmei Gallium Co., Ltd.

	2020	2019
Operating profit	38,907,060.00	10,956,168.73
Net profit	12,874,677.91	2,586,249.41
Net cash flow	(9,142,991.18)	11,494,403.75

(4) Nanjing Jinmei Gallium Co.,Ltd.

	2020	2019
Operating profit	85,387,334.10	57,812,758.71
Net profit	7,890,208.81	7,560,894.11
Net cash flow	111,307.75	2,996,212.65

(5) Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd.

	2020	2019
Operating profit	111,497,232.81	94,922,957.04
Net profit	29,581,970.55	13,934,808.33
Net cash flow	13,293,834.55	(11,347,009.94)

165
3-2-1-168

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 166 3 - 2 - 1 - 169 VI. Changes of Merger Scope (continued) 1. Business merger involving enterprises under common control (continued) The book values of assets and liabilities on the date of merger and the balance sheet date during the reporting period of Baoding Tongmei Xtal Manufacture Co., Ltd. are as follows: December 29, 2020 December 31, 2019 Cash and bank balance 8,472,487.38 1,761,302.22 Notes receivable 833,227.39 3,803,663.35 Accounts receivable 11,274,416.40 3,049,544.60 Receivables financing 99,887.00 3,995,822.22 Prepayments 1,148,693.36 995,452.97 Other receivables 329,671.86 65,675.00 Inventories 14,564,288.84 2,248,574.39 Other current assets 14,568,962.57 14,087,702.13 Fixed assets 239,190,864.05 91,349,519.51 Construction - in - progress 11,266,125.20 151,664,051.20 Intangible assets 12,542,829.67 12,816,154.04 Deferred income tax assets 11,872,214.80 - Other non - current assets 1,954,368.48 514,000.00 Accounts payable (76,797,989.80) (27,850,403.38) Contract liabilities (809,569.35) - Staff remuneration payables (1,710,953.01) (758,870.22) Taxes payable (762,728.87) (2,345.12) Other payables (106,225,315.92) (103,730,708.51) Non - current liabilities due within one year (1,270,662.51) (1,212,434.40) Other current liabilities (4,728.33) - Long - term accounts payable (11,845,887.69) (13,116,550.20) Deferred income (968,896.83) - Total 127,721,304.69 139,680,149.80 Difference in merger (recorded in equity ) (21,771,495.22) Consideration for merger 105,949,809.47

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 167 3 - 2 - 1 - 170 VI. Changes of Merger Scope (continued) 1. Business merger involving enterprises under common control (continued) The book values of assets and liabilities on the date of merger and the balance sheet date during the reporting period of Chaoyang Tongmei Xtal Technology Co., Ltd. are a s follows: December 29, 2020 December 31, 2019 Cash and bank balance 2,552,364.38 5,186,067.76 Notes receivable 199,000.00 1,166,807.40 Accounts receivable 19,397,788.36 22,076,810.90 Receivables financing 4,233,835.25 1,947,330.75 Prepayments 1,136,681.69 287,473.31 Other receivables 286,300.00 286,300.00 Inventories 55,210,231.75 24,095,255.51 Other current assets 8,539,797.80 9,812,978.68 Fixed assets 126,677,287.39 11,525,686.42 Construction - in - progress 55,852,404.85 147,233,959.87 Intangible assets 18,184,316.55 18,574,116.59 Deferred income tax assets 6,582,281.82 - Other non - current assets 543,294.80 - Accounts payable (49,906,087.99) (12,956,781.05) Staff remuneration payables (794,481.90) (177,001.53) Taxes payable (449,997.12) (428,720.33) Other payables (62,230,960.48) (57,685,124.83) Deferred income (31,829,390.07) (17,821,666.67) Total 154,184,667.08 153,123,492.78 Difference in merger (recorded in equity ) (36,724,667.08) Consideration for merger 117,460,000.00

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 168 3 - 2 - 1 - 171 VI. Changes of Merger Scope (continued) 1. Business merger involving enterprises under common control (continued) The book values of assets and liabilities on the date of merger and the balance sheet date during the reporting period of Chaoyang Jinmei Gallium Co., Ltd. are as follows: December 29, 2020 December 31, 2019 Cash and bank balance 2,430,821.70 11,573,812.88 Accounts receivable 18,207,422.19 8,096,310.28 Receivables financing 3,200,036.33 535,188.78 Prepayments 84,211.06 106,024.68 Other receivables 476,341.67 30,649.80 Inventories 5,892,669.97 7,591,170.63 Other current assets 2,485,432.33 631,944.54 Fixed assets 40,833,578.64 5,394,784.45 Construction - in - progress 25,659,443.39 1,388,043.42 Intangible assets 7,380,092.00 7,534,400.00 Deferred income tax assets 1,074,020.92 1,689,714.90 Other non - current assets 558,355.88 25,480,305.50 Short - term borrowings (10,000,000.00) - Accounts payable (2,366,461.45) (9,556,066.92) Staff remuneration payables (515,398.00) (234,500.00) Taxes payable - (2,684,157.00) Other payables (51,625,430.63) (35,141,806.26) Deferred income (12,087,150.00) (6,708,000.00) Total 31,687,986.00 15,727,819.68 Minority interests (3,854,564.14) Net assets of companies controlled under the same group 27,833,421.86 Difference in merger (recorded in equity ) 5,747,078.14 Consideration for merger 33,580,500.00

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 169 3 - 2 - 1 - 172 VI. Changes of Merger Scope (continued) 1. Business merger involving enterprises under common control (continued) The book values of assets and liabilities on the date of merger and the balance sheet date during the reporting period of Nanjing Jinmei Gallium Co .., Ltd. are as follows: December 29, 2020 December 31, 2019 Cash and bank balance 4,856,394.74 4,745,086.99 Notes receivable - - Accounts receivable 30,462,536.35 13,731,199.69 Receivables financing 3,145,403.60 657,175.94 Prepayments 20,524.99 17,012.49 Other receivables 32,991,827.17 35,129,003.97 Inventories 29,473,577.99 20,918,149.49 Other current assets 1,077,250.27 23,881.91 Long - term equity investments 21,728,988.42 17,668,679.25 Fixed assets 251,957.98 390,374.19 Construction - in - progress - - Long - term deferred expenses - - Deferred income tax assets 70,171.57 56,697.94 Other non - current assets 900.00 69,300.00 Accounts payable (24,658,901.80) (1,982,834.66) Accounts received in advance - (642,875.45) Contract liabilities (686,028.22) - Staff remuneration payables (1,905,308.34) (2,208,175.75) Taxes payable (731,544.53) (1,788,223.79) Other payables (375,518.61) (308,684.61) Total 95,722,231.58 86,475,767.60 Difference in merger (recorded in equity ) (28,082,231.58) Consideration for merger 67,640,000.00

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

VI. Changes of Merger Scope (continued)
1. Business merger involving enterprises under common control (continued)

The book values of assets and liabilities on the date of merger and the balance sheet date during the reporting period of Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. are as follows:

	December 29, 2020	December 31, 2019
Cash and bank balance	23,195,146.51	9,901,311.96
Notes receivable	3,341,496.65	-
Accounts receivable	26,489,883.53	18,391,528.69
Receivables financing	4,006,569.89	976,714.24
Prepayments	1,409,694.61	1,289,890.04
Other receivables	5,671,595.91	1,987,810.92
Inventories	11,217,838.13	10,719,718.44
Non-current liabilities due within one year	-	2,000,000.00
Other current assets	4,483,886.67	5,073,384.54
Long-term accounts receivable	-	1,000,000.00
Fixed assets	63,479,083.89	44,414,434.86
Construction-in-progress	6,954,953.24	11,014,349.93
Intangible assets	1,846,569.53	2,200,390.68
Long-term deferred expenses	13,567,106.67	13,853,826.67
Deferred income tax assets	3,319,451.35	3,091,340.29
Other non-current assets	1,323,401.32	684,458.92
Short-term borrowings	(20,010,888.89)	-
Accounts payable	(7,042,460.64)	(4,421,995.10)
Accounts received in advance	-	(129,678.62)
Contract liabilities	(818,725.03)	-
Staff remuneration payables	(6,297,042.17)	(5,135,598.44)
Taxes payable	(230,444.76)	(157,365.23)
Other payables	(31,685,853.04)	(5,803,840.71)
Other current liabilities	(129,507.51)	-
Deferred income	(10,050,816.01)	(6,791,500.00)
Total	94,040,939.85	104,159,182.08
Minority interests	(31,033,510.15)	
Net assets of companies controlled under the same group	63,007,429.70	
Difference in merger (recorded in equity)	63,501,970.30	
Consideration for merger	126,509,400.00	

170
3-2-1-173

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 171 3 - 2 - 1 - 174 VI. Changes of Merger Scope (continued) 2. Changes of Merger Scope due to other reasons In February 2021, a subsidiary of the Company, Chaoyang Xinmei High - purity Semiconductor Materials Co., Ltd., was established in Chaoyang City, Liaoning Province.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 172 3 - 2 - 1 - 175 VII. Equity in Other Entities 1. Equity in the subsidiaries of the Company The subsidiaries of the Company are as follows: Place of major business Place of incorporati on Time and method of establishment Business nature Registered capital Percentage of shareholding ( % ) direct indirect Subsidiaries acquired through establishment or investment, etc Chaoyang Xinmei High - purity Semiconductor Materials Co., Ltd. Chaoyang City, Liaoning Province Chaoyang City, Liaoning Province Invested and established by Beijing Tongmei Xtal Technology Co., Ltd. and its minority shareholders in February 2021 Manufacture and sales of semiconductor materials and chemical products RMB20,000,000.00 58.5 - Subsidiaries acquired by merger of enterprises controlled under the same group Baoding Tongmei Xtal Manufacture Co., Ltd. Baoding City Hebei Province Baoding City Hebei Province Invested and established by AXT, Inc. in July 2017 R&D, production and sales of semiconductor materials RMB193,050,654.00 100 - Note 2 Chaoyang Tongmei Xtal Technology Co., Ltd. Chaoyang City, Liaoning Province Chaoyang City, Liaoning Province Invested and established by AXT, Inc. in October 2017 R&D, production and sales of semiconductor materials RMB173,371,951.00 100 - Note 1 Chaoyang Jinmei Gallium Co., Ltd. Chaoyang City, Liaoning Province Chaoyang City, Liaoning Province Invested and established by AXT, Inc. in July 2018 R&D, production and sales of gallium oxide, indium, germanium and so on RMB44,018,718.00 100 - Note 1 Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. Beijing Beijing Invested and established by AXT, Inc. and its minority shareholders in October 2002 Manufacture and sale of crucibles RMB16,588,3 71.64 100 - Note 1 Boyu (Chaoyang) Semiconductor Technology Co., Ltd. Chaoyang City, Liaoning Province Chaoyang City, Liaoning Province Invested and established by Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. in December 2017 Manufacture of crucibles RMB10,000,000.00 - 100 Boyu (Tianjin) Semiconductor Materials Co., Ltd. Tianjin Tianjin Invested and established by Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. in August 2013 Manufacture of crucibles RMB30,000,000.00 - 100 Nanjing Jinmei Gallium Co., Ltd. Nanjing City Jiangsu Province Nanjing City Jiangsu Province Invested and established by AXT, Inc. and its minority shareholders in September 2000 sales of semiconductor materials and chemical products RMB5,795,230.00 100 - Note 1 AXT - Tongmei, Inc. California, USA Delaware, USA Invested and established by AXT, Inc. in December, 2020 sales of semiconductor materials USD 1.00 100 -

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 173 3 - 2 - 1 - 176 Note 1: In December 2020, the registered capital of Chaoyang Tongmei Xtal Technology Co., Ltd., Chaoyang Jinmei Gallium Co., Ltd., Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. and Nanjing Jinmei Gallium Co., Ltd. changed from US dollars to RMB, referring the paid - in capital of subsidiaries of the Company for details. Note 2: In January 2021, the registered capital of Baoding Tongmei Xtal Manufacture Co., Ltd. changed from US dollars to RMB, referring the paid - in capital of subsidiaries of the Company for details.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

VII. Equity in Other Entities (continued)

1. Equity in subsidiaries of the Company (continued)

Details of subsidiaries of the Company are as follows (continued):

Changes in paid-in capital of subsidiaries of the Company are as follows:

	Currency	Balance on 1 January,2019	Increase in 2019	Increase in 2020	Changes in currencies in 2020	Increase in 2021	Balance on December 31, 2021
Baoding Tongmei Xtal Manufacture Co., Ltd.	USD	29,510,000.00	-	-	(29,510,000.00)	-	-
	RMB	N/A	N/A	N/A	193,050,654.00	-	193,050,654.00
Chaoyang Tongmei Xtal Technology Co., Ltd.	USD	14,400,000.00	11,210,000.00	-	(25,610,000.00)	-	-
	RMB	N/A	N/A	N/A	173,371,951.00	-	173,371,951.00
Chaoyang Jinmei Gallium Co., Ltd.	USD	N/A	1,820,000.00	384,593.58	(2,204,593.58)	-	-
	RMB	N/A	N/A	N/A	15,539,524.00	-	15,539,524.00
Nanjing Jinmei Gallium Co., Ltd.	USD	700,000.00	-	-	(700,000.00)	-	-
	RMB	N/A	N/A	N/A	5,795,230.00	-	5,795,230.00
Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd.	USD	2,353,300.00	-	-	(2,353,300.00)	-	-
	RMB	N/A	N/A	N/A	16,588,371.64	-	16,588,371.64
Boyu (Chaoyang) Semiconductor Technology Co., Ltd.	RMB	10,000,000.00	-	-	-	-	10,000,000.00
Boyu (Tianjin) Semiconductor Materials Co., Ltd.	RMB	15,000,000.00	-	15,000,000.00	-	-	30,000,000.00
Chaoyang Xinmei High-purity Semiconductor Materials Co., Ltd.	RMB	N/A	N/A	N/A	N/A	20,000,000.00	20,000,000.00
AXT-Tongmei, Inc.	USD	N/A	N/A	N/A	N/A	1.00	1.00

174
3-2-1-177

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

VII. Equity in Other Entities (continued)

1. Equity in subsidiaries of the Company (continued)

Details of subsidiaries of the Company are as follows (continued):

Subsidiaries with significant minority equity are as follows:

2021

	Minority shareholders Percentage of shareholding	Profit and loss attributable to minority shareholders	Dividends paid to minority shareholders	Minority shareholders exited and transfer minority equity	Accumulated minority equity at the end of the period
Chaoyang Xinmei High-purity Semiconductor Materials Co., Ltd.	41.5%	(553,012.35)	-	-	19,746,987.65

2020

	Minority shareholders Percentage of shareholding	Profit and loss attributable to minority shareholders	Dividends paid to minority shareholders	Minority shareholders exited and transfer minority equity	Accumulated minority equity at the end of the period	
Beijing Boyu Semiconductor Vessel Technology Co., Ltd.	-	10,927,729.44	14,689,078.73	31,033,510.15	-	Note 1
Chaoyang Jinmei Gallium Co., Ltd.	-	1,124,564.14	-	3,854,564.14	-	Note 2
		12,052,293.58	14,689,078.73	34,888,074.29	-	

Notes 1: On November 20, 2020, a shareholder of Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd., Ulrich Goetz, transferred its 4% equity and 6% equity in Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. to AXT, Inc. and Zhongke Hengye (Tianjin) Technology Development Partnership (L.P.) for USD1.6 million and USD2.4 million respectively. After the completion of the transfer, AXT, Inc., Beijing Bomeilian Special Ceramics Co., Ltd., and Zhongke Hengye (Tianjin) Technology Development Partnership (L.P.) hold 67%, 27% and 6% of the shares of Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. respectively. On December 29, 2020, the increased capital of the Company was subscribed by the aforementioned shareholders of Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. with their 100% of the equity in the merged parties. After the completion of the capital contribution, the Company holds 100% of the equity of Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd.

Notes 2: On June 4, 2020, Nanjing Jinchao Business Management Partnership increased its capital to Chaoyang Jinmei Gallium Co., Ltd. by USD557,382, and since then AXT, Inc. and Nanjing Jinchao Business Management Partnership hold 91.5% and 8.5% of the equity of C Chaoyang Jinmei Gallium Co., Ltd. respectively. On December 25, 2020, the increased registered capital of the Company was subscribed by the aforementioned shareholders of Chaoyang Jinmei Gallium Co., Ltd. with their 100% of

175
3-2-1-178

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 176 3 - 2 - 1 - 179 the equity in the merged parties. After the completion of the capital contribution , the Company holds 100% of the equity of Chaoyang Jinmei Gallium Co., Ltd.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

VII. Equity in Other Entities (continued)

1. Equity in subsidiaries of the Company (continued)

Details of subsidiaries of the Company are as follows (continued):

Subsidiaries with significant minority equity are as follows (continued):

2019

	Minority shareholders Percentage of shareholding	Profit and loss attributable to minority shareholders	Dividends paid to minority shareholders	Minority shareholders exited and transfer minority equity	Accumulated minority equity at the end of the period
Beijing Boyu Semiconductor Vessel Technology Co., Ltd.	37%	5,155,879.08	-	-	38,538,897.37
Nanjing Jinmei Gallium Co., Ltd.	-	76,300.90	2,742,837.00	50,188.76	- 注3
		5,232,179.98	2,742,837.00	50,188.76	38,538,897.37

Notes 3: On February 25, 2019, Feng Yi, an individual shareholder of Nanjing Jinmei Gallium Co., Ltd., transferred his 1% equity in Nanjing Jinmei Gallium Co., Ltd. to AXT, Inc. for RMB890,600. After the completion of the transfer, AXT, Inc. and Fan Jiahua held 98% and 2% of the equity of Nanjing Jinmei Gallium Co., Ltd. respectively; On May 20, 2019, Fan Jiahua, an individual shareholder of Nanjing Jinmei Gallium Co., Ltd., transferred his 2% equity in Nanjing Jinmei Gallium Co., Ltd. to AXT, Inc. for RMB1,781,200, and after the completion of the transfer, AXT, Inc. holds 100% of the equity of Nanjing Jinmei Gallium Co., Ltd.

Chaoyang Xinmei High-purity Semiconductor Materials Co., Ltd.

	December 31, 2021
Current assets	8,683,388.19
Non-current assets	72,064,928.29
Total assets	80,748,316.48
Current liabilities	25,992,876.37
Non-current liabilities	15,088,000.00
Total liabilities	41,080,876.37
Operating income	-
Net loss	(1,332,559.89)
Comprehensive loss in total	(1,332,559.89)
Net cash flow used in operating activities	(5,055,678.70)

177
3-2-1-180

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 178 3 - 2 - 1 - 181 VII. Equity in Other Entities (continued) 1. Equity in subsidiaries of the Company (continued) Details of subsidiaries of the Company are as follows (continued) : Subsidiaries with significant minority equity are as follows (continued) : Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. December 31, 2020 December 31, 2019 Current liabilities 79,816,111.90 50,340,358.83 Non - current liabilities 90,490,566.00 76,258,801.35 Total assets 170,306,677.90 126,599,160.18 Current liabilities 66,214,922.04 15,648,478.10 Non - current liabilities 10,050,816.01 6,791,500.00 Total liabilities 76,265,738.05 22,439,978.10 Operating income 111,497,232.81 94,922,957.04 Net profit 29,581,970.55 13,934,808.33 Comprehensive profit in total 29,581,970.55 13,934,808.33 Net cash flows from operating activities 23,294,336.58 12,701,169.67

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 In RMB Yuan

VII. Equity in Other Entities (continued)

1. Equity in subsidiaries of the Company (continued)

Details of subsidiaries of the Company are as follows (continued):

Subsidiaries with significant minority equity are as follows (continued):

Nanjing Jinmei Gallium Co., Ltd.

	December 31, 2019
Current liabilities	75,221,510.48
Non-current liabilities	18,185,051.38
Total assets	93,406,561.86
Current liabilities	6,930,794.26
Non-current liabilities	-
Total liabilities	6,930,794.26
Operating income	57,812,758.71
Net profit	7,560,894.11
Comprehensive profit in total	7,560,894.11
Net cash flows from operating activities	3,734,212.62

2. Equity in joint ventures and associates

	Place of major business	Place of incorporation	Business nature	Registered capital	Percentage of shareholding (%) direct	indirect	accounting	
Associates								
Donghai Dongfang Hi-purity Electronic Materials Co., Ltd.	Lianyungang city	Lianyungang city Jiangsu province	Manufacture and sales of semiconductor materials	RMB31 million	-	-	Equity method	Note 1
Xiaoyi Xing'an Gallium Co., Ltd.	Xiaoyi city	Lvliang city Shanxi province	Manufacture and sales of gallium products	RMB10 million	25.00	-	Equity method	
Jinmei Gallium (Ma'anshan) Co., Ltd.	Ma'anshan city	Ma'anshan city Anhui Province	Manufacture and sales of gallium products	USD0.2 million	10.00	-	Equity method	Note 2

Notes 1: On November 11, 2021, the Board of Directors of the Group passed the resolution on the sale of the equity in its shareholding company, Donghai Dongfang Hi-purity Electronic Materials Co., Ltd., and decided to transfer all 45.97% of the equity in Donghai Dongfang Hi-purity Electronic Materials Co., Ltd. held by Beijing Tongmei Xtal Technology Co., Ltd. to Chaoyang Limei Semiconductor Technology Co., Ltd. And On November 19, 2021, the two parties signed an equity transfer agreement, which stipulates that the consideration for the transfer would be RMB14 million, and the transfer of shareholders' rights will be completed from the date of completion of the registration procedures for the change of industry and commerce. On November 24,

179
3-2-1-182

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 180 3 - 2 - 1 - 183 2021 , Donghai Dongfang Hi - purity Electronic Materials Co., Ltd. completed the registration of industrial and commercial changes.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 In RMB Yuan

VII. Equity in Other Entities (continued)

2. Equity in joint ventures and associates (continued)

Notes 2: The total USD5.96 million registered capital of the associate of the Group, Jinmei Gallium (Maanshan) Co., Ltd. is subscribed by AXT, Inc. and Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. with USD5.36 million and USD0.6 million respectively, and the date of capital contribution will be December 30, 2027. The Board of Directors is the highest authority of Jinmei Gallium (Maanshan) Co., Ltd. and the Board of Directors is composed of three directors, of which Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. has a director seat, and Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. has a significant influence on Jinmei Gallium (Maanshan) Co., Ltd., and the accounting will be based on the equity method. JJinmei Gallium (Maanshan) Co., Ltd. is engaged in the production of semiconductor raw materials. In November 2018, the Company passed the amendment to the Articles of Association, reducing its capital of Jinmei Gallium (Maanshan) Co., Ltd. to USD200,000. And AXT, Inc. and Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. subscribed 90% and 10% of its registered capital respectively. As of December 31, 2021, Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. has not paid the corresponding subscribed capital of USD20,000. The outstanding losses of Jinmei Gallium (Maanshan) Co., Ltd. on December 31, 2021, December 31, 2020 and December 31, 2019 were RMB879,563.62, RMB803,908.63 and RMB625,464.36 respectively.

A major associate of the Group, Donghai Dongfang Hi-purity Electronic Materials Co., Ltd., as a strategic partner of the Group, is engaged in the production of semiconductor raw materials, accounting with the equity method, and this investment is of strategic importance for the activities of the Group.

The table below shows the financial information of Donghai Dongfang Hi-purity Electronic Materials Co., Ltd.:

	December 31, 2020	December 31, 2019
Current assets	8,595,539.02	4,653,395.11
Non-current assets	18,710,298.20	19,918,219.88
Total assets	27,305,837.22	24,571,614.99
Current liabilities	508,450.29	670,266.21
Total liabilities	508,450.29	670,266.21
Equity attributable to the parent company	26,797,386.93	23,901,348.78
Shares of net assets in proportion to shareholding	12,315,064.40	10,984,620.44
The book value of investment	12,315,064.40	10,984,620.44

	For the ten months ended October 31, 2021	2020	2019
Operating income	9,658,933.37	14,290,012.09	8,682,446.45
Income tax expenses	212,217.06	-	-
Net profit	1,648,555.26	2,896,038.15	450,893.01
Comprehensive profit in total	1,648,555.26	2,896,038.15	450,893.01

181
3-2-1-184

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 182 3 - 2 - 1 - 185 Special reserve 148,879.03 - -

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

VII. Equity in Other Entities (continued)

2. Equity in joint ventures and associates (continued)

The table below shows the financial information of Xiaoyi Xing'an Gallium Co., Ltd. :

	December 31, 2021	December 31, 2020	December 31, 2019
Current assets	107,109,616.61	110,104,734.08	95,934,923.30
Non-current assets	21,992,399.71	21,015,134.79	22,858,510.81
Total assets	129,102,016.32	131,119,868.87	118,793,434.11
Current liabilities	16,185,086.28	41,198,968.03	47,405,587.48
Total liabilities	16,185,086.28	41,198,968.03	47,405,587.48
Equity attributable to the parent company	112,916,930.04	89,920,900.84	71,387,846.63
Shares of net assets in proportion to shareholding	28,229,232.51	22,480,225.21	17,846,961.66
The book value of investment	28,229,232.51	22,480,225.21	17,846,961.66

	2021	2020	2019
Operating income	124,748,202.72	85,613,371.82	77,579,779.13
Income tax expenses	13,949,055.36	4,670,286.20	3,583,164.78
Net profit	41,847,166.07	17,568,623.49	8,807,142.14
Comprehensive profit in total	41,847,166.07	17,568,623.49	8,807,142.14
Special reserve	5,683,440.50	4,534,577.37	3,570,146.65
Distribution of cash dividends	(20,000,000.00)	-	(10,000,000.00)

183
3-2-1-186

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 184 3 - 2 - 1 - 187 VIII. Risks Associated with Financial Instruments 1. Classification of financial instruments Book values of different financial instruments at the balance sheet date are as follows: December 31, 2021 Financial assets Financial assets measured at amortized cost Financial assets measured at fair value and whose changes are included in other comprehensive income Total Cash and bank balance 173,268,353.70 - 173,268,353.70 Notes receivable 14,791,661.17 - 14,791,661.17 Accounts receivable 218,634,452.22 - 218,634,452.22 Receivables financing - 61,883,885.84 61,883,885.84 Other receivables 1,241,421.56 - 1,241,421.56 407,935,888.65 61,883,885.84 469,819,774.49 Financial liabilities Financial liabilities measured at amortized cost Total Short - term borrowings 77,824,673.22 77,824,673.22 Accounts receivable 122,512,602.84 122,512,602.84 Other payables 180,754,586.76 180,754,586.76 Non - current liabilities due within one year 1,597,917.21 1,597,917.21 Long - term accounts payable 6,293,999.48 6,293,999.48 388,983,779.51 388,983,779.51

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 185 3 - 2 - 1 - 188 VIII. Risks Associated with Financial Instruments (continued) 1. Classification of financial instruments (continued) Book values of different financial instruments at the balance sheet date are as follows (continued) : December 31, 2020 Financial assets Financial assets measured at amortized cost Financial assets measured at fair value and whose changes are included in other comprehensive income Total Cash and bank balance 388,755,642.43 - 388,755,642.43 Notes receivable 21,862,967.74 - 21,862,967.74 Accounts receivable 152,366,039.89 - 152,366,039.89 Receivables financing - 29,854,223.07 29,854,223.07 Other receivables 8,478,982.75 - 8,478,982.75 Long - term accounts receivable 1,982,947.59 - 1,982,947.59 573,446,580.40 29,854,223.07 603,300,803.47 Financial liabilities Financial liabilities measured at amortized cost Total Short - term borrowings 68,060,478.89 68,060,478.89 Accounts payable 144,640,852.50 144,640,852.50 Other payables 516,317,089.51 516,317,089.51 Non - current liabilities due within one year 1,270,662.51 1,270,662.51 Long - term accounts payable 11,845,887.69 11,845,887.69 742,134,971.10 742,134,971.10

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 186 3 - 2 - 1 - 189 VIII. Risks Associated with Financial Instruments (continued) 1. Classification of financial instruments (continued) Book values of different financial instruments at the balance sheet date are as follows (continued) : December 31, 2019 Financial assets Financial assets measured at amortized cost Financial assets measured at fair value and whose changes are included in other comprehensive income Total Cash and bank balance 107,376,657.08 - 107,376,657.08 Notes receivable 18,206,727.38 - 18,206,727.38 Accounts receivable 129,799,284.01 - 129,799,284.01 Receivables financing - 15,222,595.14 15,222,595.14 Other receivables 4,431,107.50 - 4,431,107.50 Non - current assets due within one year 2,000,000.00 - 2,000,000.00 Long - term accounts receivable 2,982,947.59 - 2,982,947.59 264,796,723.56 15,222,595.14 280,019,318.70 Financial liabilities Financial liabilities measured at amortized cost Total Short - term borrowings 40,050,313.33 40,050,313.33 Accounts payable 109,420,672.63 109,420,672.63 Other payables 171,110,599.51 171,110,599.51 Non - current liabilities due within one year 1,212,434.40 1,212,434.40 Long - term accounts payable 13,116,550.20 13,116,550.20 334,910,570.07 334,910,570.07

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

VIII. Risks Associated with Financial Instruments (continued)

2. Transfer of financial assets

Financial assets that have been transferred but not fully derecognized

On December 31, 2021, December 31, 2020 and December 31, 2019, the face amounts of the unexpired bank acceptances endorsed by the Group to suppliers for the settlement of accounts payable and other payables were RMB15,300,741.53, RMB12,135,852.98 and RMB10,975,589.70; The face amounts of the unmatured trade acceptances endorsed by the Group to suppliers for the settlement of accounts payable and other payables are RMB2,029,949.76, RMB7,492,990.59 and RMB7,995,197.76. The Group considers that the Group retains substantially all of their risks and rewards, including the risk of default associated with them, and therefore continues to fully recognize them and the accounts payable settled by them. After endorsement, the Group reserves no right to use them, including the right to sell, transfer or pledge them to other third parties. As of December 31, 2021, December 31, 2020 and December 31, 2019, the book values of the accounts payable of the Group settled with them were in total RMB17,330,691.29, RMB19,828,843.57 and RMB18,970,787.46.

Transferred financial assets that have been fully deidentified but continue to be involved

On December 31, 2021, December 31, 2020 and December 31, 2019, the face amounts of the unexpired bank acceptances endorsed by the Group to suppliers for settlement of accounts payable and other payables were RMB82,843,799.57, RMB51,088,631.47 and RMB21,082,947.24. As of December 31, 2021, December 31, 2020 and December 31, 2019, their maturities were of 1 to 12 months, and the holders of these bank acceptances have the right to seek recourse against the Group if the accepting bank refuses to pay ("continuous involvement") in accordance with the relevant provisions of the Bills Act. The Group considers that the Group has transferred almost all of their risks and rewards and therefore terminates the recognition of the book values of them and the accounts payable settled by them. The maximum loss and undiscounted cash flow of continuous involvement and redemption are equal to their carrying amounts. The Group believes that the continuous involvement will lead no major fair value.

In FY2021, FY2020 and FY2019, the Group did not recognize gains or losses on its transfer date. The Group had no gains or expenses for the year and for the year accumulated resulting from the continuous involvement in the financial assets of derecognition. The proportion of the endorsed amount to the amount received of the acceptances occurred in a roughly balanced form in FY2021, FY2020 and FY2019.

187
3-2-1-190

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 188 3 - 2 - 1 - 191 VIII. Risks Associated with Financial Instruments (continued) 3. Risks of financial instruments The Group faces risks in different financial instruments in its day - to - day activities, mainly including credit risk, liquidity risk and market risk taking exchange rate risk into account. The major financial instruments of the Group include cash and bank balance, borrowings, notes receivable and accounts receivable, receivables financing, accounts payable, other receivables, other payables, long - term receivables and long - term payables. The risks associated with these financial instrum ents and the risk management strategies adopted by the Group to mitigate them are described below. Credit risk Besides related parties, the Group only trades with the recognized third parties with sound reputation. According to policies of the Group, a credit check is required for all customers who require transactions by credit. In addition, the Group continuously monitors its balance of accounts receivable to ensure that the Group is not exposed to the risk of sig nificant bad debts. For transactions that are not settled in the accounting base currency of the relevant business unit, the Group does not provide credit trading conditions unless specifically approved by the credit control department of the Group. These financial instruments have a low credit risk as the counterparties to cash and bank balance and bank acceptances receivable are banks with a sound reputation and high credit rating. Other financial assets of the Group include monetary funds and other rec eivables, etc., whose credit risk arises from defaults of counterparties and the maximum risk exposure is equal to the carrying amount of these instruments. Besides related parties, the Group only trades with the recognized third parties with sound reputa tion, thus no collateral is required. As of December 31, 2021 , December 31, 2020 and December 31, 2019 , the Group had a specific concentration of credit risks, with 10.02%, 34.97%, 48.56% and 40.71%, 67.43% and 87.81% of the Group’s accounts receivable bei ng the largest and top five customers respectively. The Group holds no collateral or other credit enhancements in respect of the balance of these accounts receivable.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

VIII. Risks Associated with Financial Instruments (continued)

3. Risks of financial instruments (continued)

Credit risk (continued)

The criteria for judging the significant increase in credit risk
The Group assesses at each balance sheet date whether there is significant increase in credit risk of the relevant financial instruments since the initial recognition. While determining whether credit risk has increased significantly since initial recognition, the Group considers obtaining reasonable and evidenced information, including qualitative and quantitative analysis based on the Group's historical data, external credit risk ratings and forward-looking information, without unnecessary additional costs or efforts.On the basis of a single financial instrument or a portfolio of financial instruments with similar credit risk characteristics, the Group compares the risk of default on the balance sheet date with the risk of default on the initial recognition date to to determine the changes in the risk of default that are expected to occur during the life span of a Financial Instrument.

The Group considers that the credit risk of financial instruments has increased significantly when one or more of the following quantitative, qualitative or capped indicators are triggered:

(1) The quantitative criterion is mainly that the probability of default in the remaining period of the reporting date increases by more than a certain percentage from the initial confirmation;
(2) The qualitative criteria are mainly significant adverse changes in the debtor's operating or financial situation, early warning of customer lists, etc.;
(3) The capping indicator is that the debtor's contract payments (including principal and interest) are more than 30 days overdue.

Definition of assets that have incurred credit impairment
The Group adopted the defining criteria consistent with the internal credit risk management objectives for the relevant financial instruments and took quantitative and qualitative indicators into account to determine whether credit impairment has occurred. When assessing whether a debtor has incurred credit impairment, the Group mainly considers the following factors:

(1) The issuer or the debtor has incurred significant financial difficulties;
(2) The debtor breaches the contract, such as default or overdue payment of interest or principal;
(3) The creditor gives concessions to the debtor that would not have been made under any other circumstances for economic or contractual reasons related to the debtor's financial difficulties;
(4) The debtor is likely to become insolvent or undergo other financial reorganizations;
(5) The financial difficulties of the issuer or debtor lead to the disappearance of the active market for the financial asset;

189
3-2-1-192

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 190 3 - 2 - 1 - 193 (6) Purchase or origin of a financial asset at a substantial discount that reflects the fact of credit impairment. Credit impairment of financial assets may be the result of a combination of events, and not necessarily a separately identifiable event.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 191 3 - 2 - 1 - 194 VIII. Risks Associated with Financial Instruments (continued) 3. Risks of financial instruments (continued) Credit risk (continued) Parameters for the measurement of expected credit impairment Depending on whether there has been a significant increase in credit risk and whether credit impairment has occurred, the Group measures impairment provisions for different assets at expected credit losses for 12 months or the entire duration of the period respectively. Key parameters for the expected credit loss measurement include the probability of default, the default loss ratio, and the exposure to default risk. Taking into account quantitative analysis and forward - looking information on historical statistical data (e.g. counterparty ratin g, collateral type, way of repayment, etc.), the Group establishes a model of the probability of default, the default loss ratio and the exposure to default risk. Relevant definitions are as follows: (1) Probability of default is the likelihood that the debt or will not be able to perform its repayment obligations for the next 12 months or for the remaining duration. The probability of default of the Group is adjusted on the basis of the results of the migration rate model and credit rating model, inputting fo rward - looking information, to reflect the probability of default of the debtor against the current macroeconomic environment; (2) The default loss ratio refers to the expectations of the Group to the extent of loss resulting from the exposure of default risk. The loss rate of default varies according to the type of counterparties, the way and priority of recourse, and the collateral. The loss rate of default is the percentage of the exposure loss at the time of default, calculated based on the future 12 months or the entire duration of the period; (3) Default exposure refers to the amount by which the Group shall be reimbursed in the event of a default for the next 12 months or for the remaining duration. The assessment of a significant increase in credit risk and the calculation of expected credit impairment involve forward - looking information. Through historical data analysis, the Group identifies key economic indicators that affect credit risk and expected credit losses of each business type.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 192 3 - 2 - 1 - 195 VIII. Risks Associated with Financial Instruments (continued) 3. Risks of financial instruments (continued) Credit risk (continued) Credit risk exposure Risk exposures graded by internal credit rating: December 31, 2021 Book balance (unsecured) Expected credit loss Expected credit loss Total in the future 12 months In the whole duration Cash and bank balance 173,268,353.70 - 173,268,353.70 Notes receivable - 14,791,661.17 14,791,661.17 Accounts receivable - 218,634,452.22 218,634,452.22 Receivables financing 61,883,885.84 - 61,883,885.84 Other receivables 1,241,421.56 - 1,241,421.56 236,393,661.10 233,426,113.39 469,819,774.49 December 31, 2020 Book balance (unsecured) Expected credit loss Expected credit loss Total in the future 12 months in the whole duration Cash and bank balance 388,755,642.43 - 388,755,642.43 Notes receivable - 21,862,967.74 21,862,967.74 Accounts receivable - 152,366,039.89 152,366,039.89 Receivables financing 29,854,223.07 - 29,854,223.07 Other receivables 8,478,982.75 - 8,478,982.75 Long - term accounts receivable 1,982,947.59 - 1,982,947.59

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 193 3 - 2 - 1 - 196 429,071,795.84 174,229,007.63 603,300,803.47

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 194 3 - 2 - 1 - 197 VIII. Risks Associated with Financial Instruments (continued) 3. Risks of financial instruments (continued) Credit risk (continued) Credit risk exposure (continued) Risk exposures graded by internal credit rating (continued) : December 31, 2019 Book balance (unsecured) Expected credit loss Expected credit loss Total in the future 12 months in the whole duration Cash and bank balance 107,376,657.08 - 107,376,657.08 Notes receivable - 18,206,727.38 18,206,727.38 Accounts receivable - 129,799,284.01 129,799,284.01 Receivables financing 15,222,595.14 - 15,222,595.14 Other receivables 4,431,107.50 - 4,431,107.50 Non - current assets due within one year 2,000,000.00 - 2,000,000.00 Long - term accounts receivable 2,982,947.59 - 2,982,947.59 132,013,307.31 148,006,011.39 280,019,318.70

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

VIII. Risks Associated with Financial Instruments (continued)

3.Risks of financial instruments (continued)

Liquidity risk

The Group adopts the circulating liquidity planning instrument to manage the risk of shortage of funds, which takes into account both the maturity date of its financial instruments and the estimated cash flows from operations of the Group.

The table below summarizes the maturity analysis of financial liabilities based on undiscounted contractual cash flows:

December 31, 2021

	Within 1 year	1 to 2 years	2 to 5 years	More than 5 years	Total
Short-term borrowings	79,881,367.66	-	-	-	79,881,367.66
Accounts receivable	122,512,602.84	-	-	-	122,512,602.84
Other payables	180,754,586.76	-	-	-	180,754,586.76
Non-current liabilities due within one year	6,229,603.90	-	-	-	6,229,603.90
Lease liabilities	-	3,941,110.27	5,614,430.20	4,805,000.00	14,360,540.47
Long-term accounts payable	-	1,912,710.00	3,187,850.00	1,912,710.00	7,013,270.00
	389,378,161.16	5,853,820.27	8,802,280.20	6,717,710.00	410,751,971.63

December 31, 2020

	Within 1 year	1 to 2 years	2 to 5 years	More than 5 years	Total
Short-term borrowings	68,955,633.67	-	-	-	68,955,633.67
Accounts receivable	144,640,852.50	-	-	-	144,640,852.50
Other payables	516,317,089.51	-	-	-	516,317,089.51
Non-current liabilities due within one year	1,860,000.00	-	-	-	1,860,000.00
Long-term accounts payable	-	1,860,000.00	5,580,000.00	6,665,000.00	14,105,000.00
	731,773,575.68	1,860,000.00	5,580,000.00	6,665,000.00	745,878,575.68

December 31, 2019

	Within 1 year	1 to 2 years	2 to 5 years	More than 5 years	Total
Short-term borrowings	41,201,753.33	-	-	-	41,201,753.33
Accounts receivable	109,420,672.63	-	-	-	109,420,672.63
Other payables	171,110,599.51	-	-	-	171,110,599.51

195
3-2-1-198

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 196 3 - 2 - 1 - 199 Non - current liabilities due within one year 1,860,000.00 - - - 1,860,000.00 Long - term accounts payable - 1,860,000.00 5,580,000.00 8,525,000.00 15,965,000.00 323,593,025.47 1,860,000.00 5,580,000.00 8,525,000.00 339,558,025.47

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 197 3 - 2 - 1 - 200 VIII. Risks Associated with Financial Instruments (continued) 3. Risks of financial instruments (continued) Market risk Exchange rate risk The Group is exposed to transactional exchange rate risk, which arises from sales or purchases of operating units in currencies other than their accounting base currency. Approximately 16.81%, 57.63% and 60.66% of the Group’s sales in 2021, 2020 and 2019 were denominated in currencies other than the their accounting base currency of the operating units in which the sales occurred, while 12.73%, 12.52% and 19.74% of costs were denominated in currencies other than the accounting base currency of th e business units. By December 31, 2021 , December 31, 2020 and December 31, 2019 , the Group did not hedge its foreign currency sales.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 198 3 - 2 - 1 - 201 VIII. Risks Associated with Financial Instruments (continued) 3. Risks of financial instruments (continued) Market ris k (continued) Exchange rate risk (continued) The table below is a sensitivity analysis of exchange rate risk, reflecting its influence on the net profit and loss (due to changes in the fair value of monetary assets and monetary liabilities) and other net comprehensive income after tax (due to changes in the fair value of foreign exchange forward contracts) under a reasonable and possible change in the exchange rate of the US dollar, Japanese yen and euro, while all other variables remain constant .. December 31, 2021 USD exchange rate Increase/ (Decrease) % Net gains and loss Increase/(Decre ase) Net comprehensive income after tax Increase/(Decre ase) Total equity Increase/(Decre ase) RMB depreciates against the US dollar 5 1,919,651.57 - 1,919,651.57 RMB appreciates against the US dollar 5 (1,919,651.57) - (1,919,651.57) Japanese yen exchange rate Increase/ (Decrease) % Net gains and loss Increase/(Decre ase) Net comprehensive income after tax Increase/(Decre ase) Total equity Increase/(Decre ase) RMB depreciates against the Japanese yen 5 (65,621.08) - (65,621.08) RMB appreciates against the Japanese yen 5 65,621.08 - 65,621.08 Euro exchange rate Increase/ (Decrease) % Net gains and loss Increase/(Decre ase) Net comprehensive income after tax Increase/(Decre ase) Total equity Increase/(Decre ase) RMB depreciates against the euro 5 (17,231.03) - (17,231.03) RMB appreciates against the euro 5 17,231.03 - 17,231.03 VIII. Risks Associated with Financial Instruments (continued) 3. Risks of financial instruments (continued)

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 199 3 - 2 - 1 - 202 Market risk (continued) Exchange rate risk (continued) December 31, 2020 USD exchange rate Increase/ (Decrease) % Net gains and loss Increase/(Decre ase) Net comprehensive income after tax Increase/(Decre ase) Total equity Increase/(Decre ase) RMB depreciates against the US dollar 5 (4,584,011.94) - (4,584,011.94) RMB appreciates against the US dollar 5 4,584,011.94 - 4,584,011.94 Japanese yen exchange rate Increase/ (Decrease) % Net gains and loss Increase/(Decre ase) Net comprehensive income after tax Increase/(Decre ase) Total equity Increase/(Decre ase) RMB depreciates against the Japanese yen 5 80,877.22 - 80,877.22 RMB appreciates against the Japanese yen 5 (80,877.22) - (80,877.22) Euro exchange rate Increase/ (Decrease) % Net gains and loss Increase/(Decre ase) Net comprehensive income after tax Increase/(Decre ase) Total equity Increase/(Decre ase) RMB depreciates against the euro 5 (24,727.03) - (24,727.03) RMB appreciates against the euro 5 24,727.03 - 24,727.03

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 200 3 - 2 - 1 - 203 VIII. Risks Associated with Financial Instruments (continued) 3. Risks of financial instruments (continued) Market risk (continued) Exchange rate risk (continued) December 31, 2019 USD exchange rate Increase/ (Decrease) % Net gains and loss Increase/(Decre ase) Net comprehensive income after tax Increase/(Decre ase) Total equity Increase/(Decre ase) RMB depreciates against the US dollar 5 (2,652,665.56) - (2,652,665.56) RMB appreciates against the US dollar 5 2,652,665.56 - 2,652,665.56 Japanese yen exchange rate Increase/ (Decrease) % Net gains and loss Increase/(Decre ase) Net comprehensive income after tax Increase/(Decre ase) Total equity Increase/(Decre ase) RMB depreciates against the Japanese yen 5 (2,425.39) - (2,425.39) RMB appreciates against the Japanese yen 5 2,425.39 - 2,425.39

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 201 3 - 2 - 1 - 204 VIII. Risks Associated with Financial Instruments (continued) 4. Capital management The primary objective of the Group’s capital management is to ensure that the Group is capable of continuing operation and maintains healthy capital ratios to support business development and maximize shareholder value. The Group manages and adjusts the capital structure in accordance with the economic situation and changes in the risk char acteristics of related assets. In order to maintain or adjust the capital structure, the Group may adjust the distribution of profits to shareholders, return capital to shareholders or issue new shares. The Group is not subject to external mandatory capita l requirements. There were no changes in capital management objectives, policies or procedures in 2021, 2020 and 2019. IX. Disclosure of F air V alue 1. Assets measured at fair value December 31, 2021 Inputs used in fair value measurement Active market quote Important observable input values Significant un - observable input values Total T (the first level) (the second level) (the third level) Receivables financing - 61,883,885.84 - 61,883,885.84 December 31, 2020 Inputs used in fair value measurement Active market quote Important observable input values Significant un - observable input values Total (the first level) (the second level) (the third level) Receivables financing - 29,854,223.07 - 29,854,223.07 December 31, 2019 Inputs used in fair value measurement Active market quote Important observable input values Significant un - observable input values Total (the first level) (the second level) (the third level) Receivables financing - 15,222,595.14 - 15,222,595.14

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 202 3 - 2 - 1 - 205 IX. Disclosure of fair value (continued) 2. Assessment of fair value Fair value of financial instruments The management has assessed cash and bank balance, accounts receivable, notes receivable , other receivables, short - term borrowings, accounts payable, other payables and non - current liabilities due within one year. And because their residual maturity is not long, their fair value is similar to their book value. The fair value of long - term payables and long - term receivables is determined by the discounted future cash flow method, and the market rate of return of other financial instruments with similar contr act terms, credit risk and residual maturity is used as the discount rate. On December 31, 2021 , December 31, 2020 and December 31, 2019 , the result of non - performance risk assessment for long - term payables itself was not significant. The fair value of fi nancial assets and financial liabilities is determined by the amount of assets exchanged or debts settled voluntarily between two parties familiar with the situation in an arm's length transaction, rather than the amount in the case of forced sale or liqui dation.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 203 3 - 2 - 1 - 206 X. Related Party Relationships and Transactions 1. Parent company Place of incorporation Business nature Issued share capital Shareholding percentage in the Company Voting right percentage in the Company USD ( % ) ( % ) AXT, Inc. California, USA Investment holding 42,770.68 85.5129 85.5129 The ultim ate controller of the Company is AXT, Inc. Before February 28, 2021, main business of AXT, Inc. is the sales of semiconductor substrate materials, and since March 1, 2021 , its main business becomes investment holding. 2. Subsidiaries Please refer Notes VII.1 for details of subsidiaries. 3. Joint ventures& Associates Please refer Notes VII.2 for details of joint ventures and associates. 4. Other related parties Relations with related parties Chaoyang Limei Semiconductor Technology Co., Ltd. The company is controlled by its parent company Xilingol Tongli Germanium Co., Ltd. The company is significantly influenced by its parent company Mount Emei Jiamei Hi - purity Materials Co., Ltd. The company is significantly influenced by its parent company Beijing Jiya Semiconductor Materials Co., Ltd. The company is significantly influenced by its parent company Donghai Dongfang Hi - purity Electronic Materials Co., Ltd. The company is the associate of the subsidiary controlled by its parent company Donghai County Juqing Trading Co., Ltd. The company is controlled by the actual controller of Donghai Dongfang Hi - purity Electronic Materials Co., Ltd He Junfang Individual shareholder holding more than 5% of the shares

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

X. Related Party Relationships and Transactions (continued)

5. Major transactions between the Group and its related parties

(1) Commodities and Services Transactions with related parties

Purchasing commodities and accepting labor services from related parties

	Note	2021	2020	2019
AXT, Inc.	(1)a	7,795,267.80	21,787,518.49	10,209,685.64
Xiaoyi Xing'an Gallium Co., Ltd.	(1)b	63,667,494.73	30,755,319.45	6,099,823.00
Donghai County Juqing Trading Co., Ltd.	(1)c	3,140,707.97	-	-
Donghai Dongfang Hi-purity Electronic Materials Co., Ltd.	(1)c	665,568.08	9,065,398.28	7,899,692.46
Xilingol Tongli Germanium Co., Ltd.	(1)d	4,695,033.79	-	7,645,697.07
Beijing Jiya Semiconductor Materials Co., Ltd.	(1)e	6,925,663.60	-	-
Mount Emei Jiamei Hi-purity Materials Co., Ltd.	(1)f	886,460.24	-	-
		87,776,196.21	61,608,236.22	31,854,898.17

Selling commodities and providing labor services to related parties

	Note	2021	2020	2019
AXT, Inc.	(1)g	59,796,999.94	281,965,067.67	221,449,835.93
Xiaoyi Xing'an Gallium Co., Ltd.	(1)h	16,460.18	12,610.62	-
		59,813,460.12	281,977,678.29	221,449,835.93

(2) Assets transfer of related parties

Purchase equipment from related parties

	Note	2021	2020	2019
AXT, Inc.	(2)	5,760,489.21	6,025,411.90	11,596,903.37

204
3-2-1-207

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

X. Related Party Relationships and Transactions (continued)

5. Major transactions between the Group and its related parties (continued)

(3) Money borrowing and lending with related parties

Money borrowing

	Notes	2021	2020	2019
AXT, Inc.	(3)a	9,386,518.84	-	-

Money lending

	Note	2021	2020	2019
He Junfang	(3)b	-	1,000,000.00	1,000,000.00

Repayment of money lending

	Note	2021	2020	2019
He Junfang	(3)b	-	4,000,000.00	-
Jinmei Gallium (Maanshan) Co., Ltd.	(3)c	1,982,947.59	-	17,052.41
		1,982,947.59	4,000,000.00	17,052.41

Income from interest

	Note	2021	2020	2019
He Junfang	(3)b	-	102,590.30	72,645.82
Jinmei Gallium (Maanshan) Co., Ltd.	(3)c	46,086.91	93,192.31	92,937.69
		46,086.91	195,782.61	165,583.51

Accepting guarantees from related parties

The guaranteed loan balance of RMB10,000,000.00 of the Group on December 31, 2020 and December 31, 2021 was guaranteed by, and the subsidiary of the Group,Boyu (Tianjin) Semiconductor Materials Co., Ltd. provided Beijing Zhongguancun Technology Financing Guarantee Co., Ltd. the counter-guarantee in the form of maximum mortgage, please referring to Notes V.19 and Notes V.54 for details.

205
3-2-1-208

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

X. Related Party Relationships and Transactions (continued)

5. Major transactions between the Group and its related parties (continued)

(4) Other related-party transactions

	Note	2021	2020	2019
Royalties				
AXT, Inc.	(4)a	-	8,054,012.98	6,806,158.00
Remuneration for key management personnel	(4)b	7,637,211.84	7,352,349.42	6,022,714.74
Thereof：payment of AXT, Inc.		736,058.49	3,835,027.93	2,435,383.31
Staff remuneration				
AXT, Inc.	(4)c	415,606.56	1,049,938.95	1,070,539.83
Cost payment on behalf				
AXT, Inc.	(4)d	415,359.60	1,796,570.76	2,525,242.47
Option liquidation payment on behalf				
AXT, Inc.	(4)e	1,227,177.09	2,000,752.04	440,063.28
Accepting cost payment on behalf				
AXT, Inc.	(4)f	-	309,794.65	728,052.30
Rent in fixed assets				
AXT, Inc.	(4)g	5,135,792.54	-	-
Rent payment				
AXT, Inc.	(4)g	1,506,765.23	-	-
Licensing purchase				
AXT, Inc.	(4)h	8,012,577.20	-	-
Cross-use right purchase				
AXT, Inc.	(4)i	9,637,748.15	-	-
Money collection on behalf				
AXT, Inc.	(4)j	23,603,117.40	-	-
Accepting money collection on behalf				
AXT, Inc.	(4)j	10,248,264.99	-	-

206
3-2-1-209

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 207 3 - 2 - 1 - 210 X. Related Party Relationships and Transactions (continued) 5. Major transactions between the Group and its related parties (continued) (4) Other related - party transactions (continued) Note 2021 2020 2019 Payment received for offset transactions AXT, Inc. (4) k 12,986,782.61 - - Sale of equity in Associates Chaoyang Limei Semiconductor Technology Co., Ltd. (4) m 14,000,000.00 - - Note ： (1) Commodities and labor transactions with related parties ( a ) At the purchasing price of AXT, Inc. from third parties, the Group purchased high - purity arsenic, indium phosphide polycrystalline and other raw materials, semi - finished products from AXT, Inc. , with the worth of RMB 10,209,685.64, RMB 21,787,518.49 and RMB 7,795,267.80 in 2019, 2020 and 2021 respectively. ( b ) At the price negotiated on the basis of the market price of similar products, the Group purchased raw gallium products from Xiaoyi Xing’an Gallium Co., Ltd., with the worth of RMB6,099,823.00, RMB30,755,319.45 and RMB63,667,494.73 in 2019, 2020 and 2021, respectively. ( c ) At the price negotiated on the basis of the market price of similar products, the Group purchased high - purity arsenic products from Donghai Dongfang Hi - purity Electronic Materials Co., Ltd., with the worth of RMB 7,899,692.46, RMB 9,065,398.28 and RMB 629,380 ..53 in 2019, 2020 and 2021 respectively. At the price negotiated on the basis of the market price of similar products, the Group purchased high - purity arsenic products from Donghai County Juqing Trading Co., Ltd. controlled by Li Bo, the actual controller of Donghai Dongfang Hi - purity Electronic Materials Co., Ltd., with the worth of RMB 3,140,707.97 in 2021. ( d ) The Group purchased germanium ingot products of RMB 7,645,697.07 and RMB 4,695,033.79 from Xilingol Tongli Germanium Co., Ltd. at the market price o f similar products in 2019 and 2021 respectively. In 2020, the Group did not purchase from Xilingol Tongli Germanium Co., Ltd. ( e ) At the market price of similar products and on the basis of negotiation, the Group purchased raw gallium products of RMB 6,9 25,663.60 from Beijing Jiya Semiconductor Materials Co., Ltd. in 2021. In 2019 and 2020, the Group did not purchase from Beijing Jiya Semiconductor Materials Co., Ltd.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 208 3 - 2 - 1 - 211 X. Related Party Relationships and Transactions (continued) 5. Major transactions between the Group and its related parties (continued) Note : (continued) (1) Commodities and labor transactions with related parties (continued) ( f ) At the market price of similar products and on the basis of negotiation, the Group purchased high - purity arsenic products of RMB 886,460.24 from Mount Emei Jiamei Hi - purity Materials Co., Ltd. in 2021. In 2019 and 2020, the Group did not purchase from Mount Emei Jiamei Hi - purity Materials Co., Ltd. ( g ) At the price including cost and a certain profit margin, the Group sold semiconductor substrate material products of RMB 221,449,835.93, RMB 281,779,913.81 and RMB 59,635,550.98 to AXT, Inc. in 2019, 2020 and 2021 respectively. At the market price of similar products and on the basis of negotiation, the Group sold crystal growth crucibles of RMB 185,153.86 and RMB 161,448.96 to AXT, Inc. in 2020 and 2021 respectively. The Group did not sell crysta l growth crucibles to AXT, Inc. in 2019. ( h ) At the market price of similar products and on the basis of negotiation, the Group sold high - purity gallium products of RMB 12,610.62 and RMB 16,460.18 to Xiaoyi Xing’an Gallium Co., Ltd. in 2020 and 2021 respect ively. The Group did not sell to Xiaoyi Xing’an Gallium Co., Ltd. in 2019. (2) At the market price of similar products, the Group purchased professional equipment for semiconductor substrate material production of RMB 11,596,903.37, RMB 6,025,411.90 and RMB 5,760,489.21 from AXT, Inc. in 2019, 2020 and 2021 respectively.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

X. Related Party Relationships and Transactions (continued)

5. Major transactions between the Group and its related parties (continued)

Note: (continued)

(3) Money borrowing and lending with related parties

(a) In 2021, the Group borrowed RMB9,386,518.84 from AXT, Inc. for the initial operation of its US subsidiary. According to the loan agreement with AXT, Inc., the loan agreement stipulates that there is no interest, no guarantee or pledge.

(b) According to the loan contract signed with He Junfang in December 2017, Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. lent RMB2,000,000.00 to He Junfang at an annual interest rate of 2.75%. The duration of the loan was from December 1, 2017 to November 30, 2020. It signed simultaneously an Equity Pledge Contract with He Junfang, which stipulated that He Junfang pledged 66.67% of his equity in Beijing Bomeilian Special Ceramics Co., Ltd. held by him to provide guarantee for the above loans;

According to the loan contract signed with He Junfang in January 2019, Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. lent RMB1,000,000.00 to He Junfang at an annual interest rate of 2.75%. The loan duration is from January 31, 2019 to December 31, 2024. It signed simultaneously an Equity Pledge Contract with He Junfang, which stipulated that He Junfang pledged 66.67% of his equity in Beijing Bomeilian Special Ceramics Co., Ltd. held by him to provide guarantee for the above loans;

According to the resolution of the Board of Directors of Beijing Boyu Semiconductor Vessel Technology Co. Ltd. on January 16, 2020, and the loan contract signed with He Junfang in March 2020,Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. lent RMB1,000,000.00 to He Junfang at an annual interest rate of 2.75%. The loan duration is from March 1, 2020 to December 31, 2024. It signed simultaneously an Equity Pledge Contract with He Junfang, which stipulated that He Junfang pledged 66.67% of his equity in Beijing Bomeilian Special Ceramics Co., Ltd. held by him to provide guarantee for the above loans.

The above three loans totaling RMB4,000,000.00 were fully recovered in December 2020.

According to the loan agreements, the Group recognized the interest income from He Junfang of RMB72,645.82 and RMB102,590.30 in 2019 and 2020 respectively, which were fully recovered in December 2020.

209
3-2-1-212

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

X. Related Party Relationships and Transactions (continued)

5. Major transactions between the Group and its related parties (continued)

Note: (continued)

(3) Money borrowing and lending with related parties (continued)

（a） The Group recovered loans of RMB3,000,000.00, RMB17,052.41 and RMB1,982,947.59 from Jinmei Gallium (Maanshan) Co., Ltd. in 2018, 2019 and 2021 respectively. The loan was lent by the Group in 2017 with the principal of RMB5,000,000.00, the duration from July 1, 2017 to June 30, 2023, and the annual interest rate of 4.90%. The repayment agreement is: the first repayment of 20% by the end of 2021, the second repayment of 40% by the end of 2022, and the third repayment at maturity, and early repayment is possible.

According to the loan agreement, the Group received interest income of RMB92,937.69, RMB93,192.31 and RMB46,086.91 from Jinmei Gallium (Maanshan) Co., Ltd. in 2019, 2020 and 2021 respectively.

(1) Other related party transactions

(a) The Group recognized royalties of RMB6,806,158.00 and RMB8,054,012.98 to AXT, Inc. in 2019 and 2020 respectively. AXT, Inc. and Beijing Tongmei Xtal Technology Co., Ltd. have agreed that AXT, Inc.charges a royalty of 5% of Beijing Tongmei Xtal Technology Co., Ltd.'s sales to third-party customers in mainland China every year. In November 2021, the Group and AXT, Inc. signed a licensing purchase contract, which took effect in January 2021. The Group has stopped paying royalties since 2021.

(b) The remuneration expenses of key management personnel undertaken by AXT, Inc. for the Group were RMB2,435,383.31, RMB3,835,027.93 and RMB736,058.49 in 2019, 2020 and 2021 respectively.

(c) The Group paid RMB1,070,539.83, RMB1,049,938.95 and RMB415,606.56 to the employees of AXT, Inc. in 2019, 2020 and 2021 respectively.

210
3-2-1-213

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 211 3 - 2 - 1 - 214 X. Related Party Relationships and Transactions (continued) 5. Major transactions between the Group and its related parties (continued) Note : (continued) (4) Other related party transactions (continued) (d) The freight and other expenses paid by the Group on behalf of AXT, Inc. were RMB 2,525,242.47, RMB 1,796,570.76 and RMB 415,359.60 in 2019, 2020 and 2021 respectively. (e) The amount of stock consideration paid by the Group on behalf AXT, Inc. to its domestic employees was RMB 440,063.28, RMB 2,000,752.04 and RMB 1,227,177.09 in 2019, 2020 and 2021 respectively. (f) The amount of employee travel expenses and freight costs paid by the Group on behalf of AXT, Inc. was RMB 728,052.30 and RMB 309,794.65 in 2019 and 2020 respectively. (g) In 2021, the Group rent real estate from AXT, Inc. as work place and confirmed the right - of - use asset of RMB 5,135,792.54. In 2021, the Group paid RMB 1,506, 765.23 as rental expense. (h) In 2021, the Group purchased licensing from AXT, Inc.with USD 1,228,000.00, equivalent to RMB 8,012,577.20. In 2021, the amortization amount of licensing was RMB 1,335,429.54.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 212 3 - 2 - 1 - 215 X. Related Party Relationships and Transactions (continued) 5. Major transactions between the Group and its related parties (continued) Note : (continued) (4) Other related party transactions (continued) (i) AXT, Inc. signed a cross - use licensing agreement with Japan’s Sumitomo Electric Co., Ltd .. in 2020. The agreement covers a duration from January 1, 2020 to December 31, 2029. In November 2021, the Group, as the main beneficiary of the above - mentioned cross - use licensing agreement, signed an agreement with AXT, Inc. to undertake the long - term p ayment obligations of the above - mentioned cross - use licensing totaling USD1,700,000.00, equivalent to RMB 9,637,748.15. The payment plan is to pay USD300,000.00 on April 30 of each year from 2021 to 2024 and USD 100,000.00 on April 30 of each year from 2025 to mid - 2029. As of December 31, 2021 , the Group has not paid the above royalties to AXT, Inc. In 2021, t he Group amortizes RMB 1,070,860.90 for the licensing fee for this patented technology. (j) In 2021, the US subsidiary of the Group received payment of USD 3,702,043.29, equivalent to RMB 23,603,117.40 for goods on behalf of AXT, Inc. Before the reporting date, all the payment for goods was transferred to AXT, Inc.; AXT, Inc. collected payment for goods of USD 1,607,394.48, equivalent to RMB 10,248,264.99 on behalf of the US subsidiary of the Group. And before the report date, all the payment AXT, Inc. received was transferred to the US subsidiary of the Group. (k) Starting from March 2021, AXT - Tongmei , Inc., the US subsidiary of the Group, would carry out overseas sales activities and switch to the same supplier at the request of end customers. AXT, Inc. sold to AXT - Tongmei, Inc. products purchased from the issuer for which sales revenue has not yet b een confirmed, with the amount totaling RMB 12,986,782.61. AXT - Tongmei, Inc. offset the purchase with the sales of issuer to AXT, Inc. The Group has received the above corresponding amount of RMB 12,986,782.61 from AXT, Inc. (l) On March 1, 2021 , AXT, Inc. and the Company signed the Trademark License Agreement, which stipulates that AXT, Inc. granted the Company and its subsidiaries a unique, exclusive and irrevocable right with exemption of the royalty to license the use of the trademark, and as an integral par t of the company name of the group, the licensed trademark is used for the manufacture, marketing and sales of the product; the license duration starts from March 1, 2021 with permanent validity.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

X. Related Party Relationships and Transactions (continued)

5. Major transactions between the Group and its related parties (continued)

Note: (continued)

（4） Other related party transactions (continued)

（m） Beijing Tongmei Xtal Technology Co., Ltd. and Chaoyang Tongmei Xtal Technology Co., Ltd. signed the Equity Transfer Agreement on November 19, 2021. The content of the agreement is: Beijing Tongmei Xtal Technology Co., Ltd. Will transfer its 45.9677% equity in Donghai Dongfang Hi-purity Electronic Materials Co., Ltd. to Chaoyang Limei Semiconductor Technology Co., Ltd. at the price of RMB14,000,000.00. Since the completion of changes in the industrial and commercial registration procedures, Beijing Tongmei Xtal Technology Co., Ltd. Enjoys no shareholder rights. Beijing Tongmei Xtal Technology Co., Ltd. received the equity consideration of RMB14,000,000.00 on November 23, 2021. The equity changes in industrial and commercial registration has been completed on November 24, 2021. Before the transfer, the book value of the long-term equity investment in Donghai Dongfang Hi-purity Electronic Materials Co., Ltd. held by the Group was RMB13,076,371.60.

6. Receivable balance from related parties

(1) Account receivable

	December 31, 2021		December 31, 2020	
	Book balance	Bad-debt provision	Book balance	Bad-debt provision
AXT, Inc.	-	-	53,762,553.90	37,946.48

	December 31, 2019	
	Book balance	Bad-debt
AXT, Inc.	63,678,984.23	44,575.29

213
3-2-1-216

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 214 3 - 2 - 1 - 217 X. Related Party Relationships and Transactions (continued) 4. Receivable balance from related parties (continued) (2) Other receivables December 31, 2021 December 31, 2020 Book balance Bad - debt provision Book balance Bad - debt provision AXT, Inc. - - 1,453,703.09 - December 31, 2019 Book balance Bad - debt provision AXT, Inc. 698,520.07 - (3) Long - term accounts receivable December 31, 2021 December 31, 2020 Book balance Bad - debt provision Book balance Bad - debt provision Jinmei Gallium (Maanshan) Co., Ltd. - - 1,982,947.59 - December 31, 2019 Book balance Bad - debt provision He Junfang 3,000,000.00 - Jinmei Gallium (Maanshan) Co., Ltd. 1,982,947.59 - Less: Non - current assets due within one year 2,000,000.00 - 2,982,947.59 -

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

X. Related Party Relationships and Transactions (continued)

6. Receivable balance from related parties (continued)

(4) Non-current assets due within one year

	December 31, 2021		December 31, 2020	
	Book balance	Bad-debt provision	Book balance	Bad-debt provision
He Junfang	-	-	-	-

	December 31, 2019	
	Book balance	Bad-debt provision
He Junfang	2,000,000.00	-

Except for long-term receivables and non-current assets due within one year, receivables from related parties bear no interest and guarantee and have no fixed repayment period. The long-term receivables at the end of 2019 and 2020 are the long-term loans of the Group to Jinmei Gallium (Maanshan) Co., Ltd. and to key management personnel He Junfang, referring to Notes V.10 for details.

7. Payable balance to related parties

(1) Accounts payable

	December 31, 2021	December 31, 2020	December 31, 2019
AXT, Inc.	39,176,391.44	88,027,704.07	71,881,479.63
Xiaoyi Xing'an Gallium Co., Ltd.	12,105,603.00	11,744,175.38	1,008,000.00
Donghai Dongfang Hi-purity Electronic Materials Co., Ltd.	711,200.00	711,200.00	-
Beijing Jiya Semiconductor Materials Co., Ltd.	44,000.00	-	-
	52,037,194.44	100,483,079.45	72,889,479.63

(2) Other payables- equipment purchase

	December 31, 2021	December 31, 2020	December 31, 2019
AXT, Inc.	30,121,539.95	91,848,910.28	92,106,950.54

215
3-2-1-218

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 216 3 - 2 - 1 - 219 X. Related Party Relationships and Transactions (continued) 7. Payable balance to related parties (continued) (3) Other payables - royalties/licensing December 31, 2021 December 31, 2020 December 31, 2019 AXT, Inc. 7,046,423.70 7,697,661.25 6,876,727.55 (4) Other payables - cross - use licensing December 31, 2021 December 31, 2020 December 31, 2019 AXT, Inc. 1,912,710.00 - - (5) Other payables - others December 31, 2021 December 31, 2020 December 31, 2019 AXT, Inc. 21,890,140.74 1,736,608.56 1,553,892.96 (6) Dividends payable December 31, 2021 December 31, 2020 December 31, 2019 AXT, Inc. 29,746,000.00 29,746,000.00 8,200,000.00 (7) Long - term accounts payable due within one year December 31, 2021 December 31, 2020 December 31, 2019 AXT, Inc. 1,597,917.21 - - (8) Long - term accounts payable December 31, 2021 December 31, 2020 December 31, 2019 AXT, Inc. 6,293,999.48 - - Amounts payable to related parties bear no interest and guarantee and have no fixed repayment terms except for long - term accounts payable due within one year and long - term accounts payable.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

XI. Share-based Payment

1. Share-based Payment Overview

	Year 2021	Year 2020	Year 2019
Total equity instruments granted	10,532,411.84	9,067,998.54	-
Total equity instruments exercised	-	-	-
Remaining contractual life of stock options issued and outstanding at the end of the year	1039 days and 1404 days	1,088 days	-

	Year 2021	Year 2020	Year 2019
Total employee services received through share-based payment	3,118,936.98	-	-

Including the followed equity-settled share-based payment：

	Year 2021	Year 2020	Year 2019
Method of determining the fair value of equity instruments at the date of grant	Discounted cash flow method and binary tree method	-	-
Method for determining the best estimate of the number of exercisable equity instruments	Revise the number of equity instruments expected to become exercisable by referring to the equity instrument grant agreement and making the best estimate based on subsequent information such as the latest changes in the number of exercisable employees	-	-
Accumulated amount of equity-settled share-based payment recognized in capital surplus	3,118,936.98	-	-
Total expense recognized for equity-settled share-based payment	3,118,936.98	-	-
Including:			
Total employee stock ownership platform expense recognized for equity-settled share-based payment	2,657,642.59	-	-
Total stock option expense recognized for equity-settled share-based payment	461,294.39	-	-

Note 1: The Board of Directors passed a resolution on December 25, 2020, agreeing to increase the registered capital of the Company by CNY519,853,650.47. Four new shareholders on the employee stock ownership platform, including Beijing Dingmei Technology Development Center (L.P.), Beijing Liaoyan Technology Development Center (L.P.), Boyu Hengye (Tianjin) Technology Development Partnership, and Boyu Yingchuang Technology Development Partnership (L.P.), subscribed a total registered capital of CNY3,283,841 and paid up a capital increase of CNY4,330,000 in cash in January 2021 at a price of CNY1.32 per registered capital increase. The Company engaged a third-party valuer qualified to practice securities to assist it in evaluating the fair value of these restricted shares. The discounted cash flow method combined with the terms of the restricted shares was used to perform the valuation of the restricted shares. The unit fair value on the date of grant was evaluated to be CNY4.08. This employee stock ownership platform capital increase meets the share-based payment requirements.

217
3-2-1-220

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 218 3 - 2 - 1 - 221 XI. Share - based Payment (Continued) 1. Share - based Payment Overview (Continued) The service period for the Company’s share - based payment granted to the employee stock ownership platform is 36 months from the date of the employee’s acquisition of equity/property shares on the platform. If 12 months have elapsed since the date of the employee’s acquisition of the equity/property shares and the contributor is still employe d by the Company or its subsidiaries at that time, the contributor shall automatically acquire the rights corresponding to 1/3 of the equity/property shares held by him/her; if 24 months have elapsed since the date of the employee’s acquisition of the equi ty/property shares and the contributor is still employed by the Company or its subsidiaries at that time, the contributor shall automatically acquire the rights corresponding to 1/3 of the equity/property shares held by him/her; if 36 months have elapsed s ince the date of the employee’s acquisition of the equity/property shares and the contributor is still employed by the Company or its subsidiaries at that time, the contributor shall automatically acquire the rights corresponding to 1/3 of the equity/prope rty shares held by him/her. If the employee leaves the Company or its subsidiaries for any reason before the service period expires, the employee shall transfer all the equity/property shares held by him/her on the employee stock ownership platform to the administrator of the platform or any other person designated by the administrator. Unless otherwise agreed in the Company’s employee stock ownership administrative measures or agreed in writing by the administrator of the employee stock ownership platform, the transfer price shall be the paid - in capital plus interest. Unless there is a lock - up requirement for the position held by the employee in the Company or the employee has made another commitment to the stock ownership platform, the employee’s equity/p roperty shares held in the platform can be released from sale restriction from the date after the expiration of the statutory lock - up period, provided that the employee has continuously provided labor services within the agreed service period. If there are other restrictive requirements in laws and regulations on the percentage and manner of reduction, the quantity and requirements of reduction as stipulated in laws and regulations shall prevail. The employee may sell/reduce his/her share of equity/property that has been released from the sale restriction through the employee stock ownership platform to realize the proceeds of indirectly held equity in the Company through the platform. Such operations shall be fully arranged and executed by the administrator of the employee stock ownership platform. The Company recognizes share - based payment expense in installments over the service period. In 2021, the share - based payment granted to the employee stock ownership platform recognized by the Company was CNY2,657 ,642.59, which was recorded in current profit or loss. The fair value of equity - settled stock options at the date of grant was estimated using the discounted cash flow method in conjunction with the terms and conditions of the restricted share grant. Input variables for the model used for employee stock ownership platform share - based payment: probability of exercise 40%, expected dividend rate 0%, and weighted average cost of capital 14%.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 219 3 - 2 - 1 - 222 Note 2: The Board of Directors resolved on November 4, 2 021 to grant stock options to a total of 171 directors and senior management of the Company and core management, core technicians and core business personnel of the Company and its holding subsidiaries.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

XI. Share-based Payment (Continued)

1. Share-based Payment Overview (Continued)

The stock options are exercised in two tranches after 36 months of grant, and the exercisable quantity of each tranche is 1/2 of the total number of stock options. The exercise period for the first tranche is from the day after the 36th month (completion of the third anniversary) from the date of grant to the 48th month from the date of grant, and the exercise period for the second tranche is from the day after the 48th month (completion of the fourth anniversary) from the date of grant to the 60th month from the date of grant. The exercise price of the above stock options is determined based on the trading price of the latest investor capital increase, and the exercise price is CNY5.03.

If the incentive recipient is a supervisor or independent director or cannot receive incentive due to job change, the options that are not exercisable shall be voided, the stock options that are exercisable but not yet exercised shall be exercised within 3 months from the date of occurrence of the situation, and the shares obtained by exercising the options shall not be disposed of. If the incentive recipient changes his or her position due to violation of law or discipline and causing loss to the Company, serious violation of company rules and regulations, or being held criminally responsible, or if the Company cancels or terminates the employment relationship with the incentive recipient due to the aforementioned reasons, incompetence or other circumstances, the options that are not exercisable shall be voided, the stock options that are exercisable but not yet exercised shall not be exercised and shall be cancelled by the Company, and the shares obtained by exercising the options shall not be disposed of. If the employment contract of the incentive recipient expires and is not renewed, or the incentive recipient resigns voluntarily, the options that are not excisable shall be voided, and the options that are exercisable but not yet exercised shall not be exercised and shall be cancelled by the Company. If the Company is listed at that time, the exercised shares shall not be disposed of. If the incentive recipient leaves the Company due to layoff or other reasons (excluding the violation of law and discipline, incompetence and other circumstances), the options that are not exercisable shall be voided, the options that are exercisable but not yet exercised shall be exercised within 3 months from the date of occurrence of the situation, and the shares obtained by exercising the options shall not be disposed of. If the incentive recipient leaves the Company through normal retirement, the options that are not exercisable shall be voided, the options that are exercisable but not yet exercised shall be exercised within 3 months from the date of occurrence of the situation, and the shares obtained by exercising the options shall not be disposed of. If the incentive recipient continues to work in the Company after retirement in the form of reemployment or other forms, the options shall not be disposed of. If the incentive recipient leaves the company due to incapacity, the options that are not exercisable shall be voided, the options that are exercisable but not yet exercised shall be exercised within 3 months from the date of occurrence of the situation, and the shares obtained by exercising the options shall not be disposed of. If the incentive recipient dies (including declared death) or disappears, the options that are not exercisable shall be voided, the options that are exercisable but not yet exercised shall be exercised by the heirs of the incentive recipient within 3 months from the date of occurrence of the situation, and the shares obtained by exercising the options shall not be disposed of. If

220
3-2-1-223

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 221 3 - 2 - 1 - 224 the incentive recipient works in a subsidiary of the Company, and if the Company loses control of the subsidiary and the incentive recipient does not stay in the Company or other subsidiaries of the Company, the options that are not exercisable shall be voided, the options that are exercisable but not yet ex ercised shall be exercised within 3 months from the date of occurrence of the situation, and the shares obtained by exercising the options shall not be disposed of. If the incentive recipient violates the non - competition agreement within the non - competitio n period after leaving the Company due to the above reasons, the Company reserves the right to recover the difference between the fair price at the time of grant and the exercise price. After the Company is listed, if the incentive recipient holds shares of the Company by exercising options, he/she may sell the shares in the secondary market and enjoy the proceeds. The sale of the Company’s shares through the secondary market by the incentive recipient shall meet the relevant regulations on stock lock - up, transfer limit and trading rules in the place where the Company is listed. The incentive recipient may directly gain from the reduction of the Company’s shares through his/her personal securities accounts.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 222 3 - 2 - 1 - 225 XI. Share - based Payment (Continued) 1. Share - based Payment Overview (Continued) The Company engaged a third - party valuer qualified to practice securities to assist it in evaluating the fair value of these stock options. The discounted cash flow method combined with the grant terms of the stock options was used to perform the valuation, of which: (1) The fair value of the first tranche of stock options for directors and senior management of the Company is CNY1.39 and the fair value of the second tranche of stock options is CNY1.53; (2) The fair value of the first tranche of stock options for the core management, core technicians and core business personnel of the Company and its subsidiaries is CNY1.37 and the fair value of the second tranche of stock options is CNY1.51. This stock option grant m eets the share - based payment requirements. The Company recognizes share - based payment expense in installments over the service period. In 2021, the share - based payment granted to the stock options recognized by the Company was CNY461,294.39, which was rec orded in current profit or loss. The fair value of equity - settled stock options at the date of grant was estimated using the binary tree method in conjunction with the terms and conditions of the stock option grant. Input variables for the model used for stock options share - based payment: (1) The first tranche of stock options for directors and senior management of the Company: severance rate 0%, expected dividend rate 0%, weighted average cost of capital 14%; (2)The second tranche of stock options for dir ectors and senior management of the Company: severance rate 0%, expected dividend rate 0%, weighted average cost of capital 14%; (3) The first tranche of stock options for core management, core technicians and core business personnel of the Company and its subsidiaries: severance rate 9%, expected dividend rate 0%, weighted average cost of capital 14%; (4)The second tranche of stock options for core management, core technicians and core business personnel of the Company and its subsidiaries: severance rate 9%, expected dividend rate 0%, weighted average cost of capital 14%. 2. Others In May 2015, AXT, Inc., the Group’s controlling shareholder, adopted the 2015 Equity Incentive Plan (hereinafter referred to as “2015 Plan”), under which it granted stock options and restricted shares to the Group’s employees. The 2015 Plan is still in effect. Under the 2015 Plan, AXT, Inc. made share - based payments to the employees of the Group in the amount equivalent to CNY2,304,073.59, CNY2,783,665.77 and CNY6,910,898.4 4 in 2019, 2020 and 2021, respectively, which were recognized in the Group’s current profit and loss.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 223 3 - 2 - 1 - 226 XII. Commitments and Contingencies 1. Important Commitments December 31, 2021 December 31, 2020 December 31, 2019 Capital commitments already contracted but not yet provided for 60,669,316.04 35,857,679.55 66,051,435.39 There are no unrecognized commitments related to investments in joint ventures. There are no significant contingencies.

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 224 3 - 2 - 1 - 227 XIII. Events after the Balance Sheet Date None.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

XIV. Other Important Matters

1. Segment Report

Operating Segment

The Group is engaged in the production and sale of semiconductor substrate materials and related products, which calls for a single operating segment based on operational management needs. Therefore, more detailed information on operating segment is not required.

Other Information

Product and Service Information

Revenue from External Transactions

	Year 2021	Year 2020	Year 2019
Semiconductor substrate materials	626,751,808.66	443,460,587.35	357,712,916.09
PBN crucible	55,024,732.72	51,862,431.13	47,292,183.07
High-purity metals and compounds	122,010,030.57	55,014,206.24	25,319,177.31
Contract processing service	762,455.24	-	172,753.89
Crucible precision regeneration service	18,489,589.13	7,221,129.70	-
Others	34,306,622.08	25,612,050.45	31,729,726.41
	857,345,238.40	583,170,404.87	462,226,756.77

Geographic Information

Revenue from External Transactions

	Year 2021	Year 2020	Year 2019
Mainland China	438,739,210.10	247,073,717.20	181,839,782.83
United States	116,840,936.04	284,016,612.01	223,377,039.80
Europe*	114,346,341.66	25,443,631.95	18,300,570.08
Taiwan	93,636,174.61	77,762.86	40,952.43
Japan	44,784,224.51	12,595,574.50	13,291,715.35
Korea	24,666,143.13	13,899,765.56	25,334,293.59
Others	24,332,208.35	63,340.79	42,402.69
	857,345,238.40	583,170,404.87	462,226,756.77

Revenue from external transactions is attributed to the region in which the customer is located.

Europe*: Mainly Germany and Netherlands.

225
3-2-1-228

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 226 3 - 2 - 1 - 229 XIV. Other Important Matters (Continued) 1 .. Segment Report (Continued) Other Information (Continued) Geographic Information (Continued) Total Non - current Assets December 31, 2021 December 31, 2020 December 31, 2019 Mainland China 1,022,412,877.13 845,409,555.88 759,896,007.64 United States 10,687,826.28 - - 1,033,100,703.41 845,409,555.88 759,896, 007.6 4 Non - current assets are attributed to the region in which the asset is located, excluding financial assets and deferred income tax assets. Key Customer Information The amounts of operating income (revenue generated amounting to 10% or more of the Group’s revenue) from a single customer (including all entities known to be under the control of that customer) are as follows December 31, 2021 December 31, 2020 Revenue Percentage Revenue Percentage (%) (%) AXT,Inc. N/A N/A 281,965,067.67 48 December 31, 2019 Revenue Percentage (%) AXT,Inc. 221,449,835.93 48 221,449,835.93 48

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 227 3 - 2 - 1 - 230 XIV. Other Important Matters (Continued) 2. Leasing （ 1 ） As the Lessee December 31, 2021 December 31, 2020 December 31, 2019 Interest expense on lease liabilities 760,518.13 - - Simplified short - term lease expense recognized in current profit and loss 847,192.16 - - Total cash outflows related to leases 4,583,577.41 - - The assets leased by the Group include premises, buildings, machinery, and equipment used during operations. The lease terms for such assets are normally 1 to 10 years. Leases committed but not yet commenced The expected future annual cash outflows for leases to which the Group is committed but have not yet commenced are as follows: Year 2021 Less than 1 year (including 1 year) 91,671.00 1 to 2 years (including 2 years) 3,805.00 2 to 3 years (including 3 years) - Over 3 years - 95,476.00 Finance Lease (for year 2020 only) As at December 31, 2020, the balance of unrecognized financing costs was CNY2,848,449.80, which was apportioned over the periods of the lease term using the real interest method. According to the lease contract with the lessor, the minimum lease payments for no n - cancellable leases are as follows: Year 2020 Year 2019 Less than 1 year (including 1 year) 1,860,000.00 1,860,000.00 1 to 2 years (including 2 years) 1,860,000.00 1,860,000.00 2 to 3 years (including 3 years) 1,860,000.00 1,860,000.00 Over 3 years 10,385,000.00 12,245,000.00 15,965,000.00 17,825,000.00

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 228 3 - 2 - 1 - 231 XIV. Other Important Matters (Continued) 2. Leasing Finance Lease (for year 2020 only) (Continued) See Note V.12 for fixed assets acquired through finance lease. Major Operating Leases (for year 2020 only) According to the lease contract with the lessor, the minimum lease payments for non - cancellable leases are as follows: Major operating leases: According to the leas e contract with the lessor, the minimum lease payments for non - cancellable leases are as follows: Year 2020 Year 2019 Less than 1 year (including 1 year) 124,290.85 281,854.84 1 to 2 years (including 2 years) 25,828.57 - 2 to 3 years (including 3 years) - - 150,119.42 281,854.84 Other Leasing Information See Note V.14 for right - of - use assets; see Note V.26 and V.27 for lease liabilities. 3. Comparative Data As described in Note III.33, the accounting treatment and presentation of certain items in the financial statements and the amounts in the financial statements have been modified to conform to the new requirements because of the change in accounting policy. Accordingly, certain prior year s’ data have been adjusted and certain comparative data have been reclassified and restated to conform to the current year’s presentation and accounting treatment requirements.

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

XV. Notes to Main Items of the Financial Statements

1. Accounts Receivable

The credit period for accounts receivable is usually 3 months. Accounts receivable do not bear interest.

The ageing analysis of accounts receivable is as follows:

	December 31, 2021	December 31, 2020	December 31, 2019
Less than 1 year	216,970,423.29	154,647,875.51	126,021,842.60
1 to 2 years	24,244,221.62	8,442,613.46	22,114,875.62
2 to 3 years	7,725,563.21	16,986,665.94	2,084,192.70
Over 3 years	8,408,084.01	2,455,648.29	269,569.55
	257,348,292.13	182,532,803.20	150,490,480.47
Less: Provision for bad debts of accounts receivable	1,477,052.38	336,264.93	682,294.05
	255,871,239.75	182,196,538.27	149,808,186.42

	December 31, 2021				
	Book Balance		Provision for Bad Debts		Book Value
	Amount	Percentage (%)	Amount	Accrual Proportion (%)	
Single provision for bad debts	1,363,263.00	0.53	1,363,263.00	100.00	-
Combined provision for bad debts based on credit risk characteristics	255,985,029.13	99.47	113,789.38	0.04	255,871,239.75
Including: Low risk customers	13,628,911.66	5.30	19,037.04	0.14	13,609,874.62
Medium risk customers	66,528,700.52	25.85	94,752.34	0.14	66,433,948.18
Combination of related parties within the scope of consolidation	175,827,416.95	68.32	-	-	175,827,416.95
	257,348,292.13	100.00	1,477,052.38		255,871,239.75

	December 31, 2020				
	Book Balance		Provision for Bad Debts		Book Value
	Amount	Percentage (%)	Amount	Accrual Proportion (%)	
Single provision for bad debts	207,213.00	0.12	207,213.00	100.00	-
Combined provision for bad debts based on credit risk characteristics	182,325,590.20	99.88	129,051.93	0.07	182,196,538.27
Including: Low risk customers	56,757,289.16	31.09	39,730.10	0.07	56,717,559.06
Medium risk customers	65,363,546.83	35.81	89,321.83	0.14	65,274,225.00
Combination of related parties within the scope of consolidation	60,204,754.21	32.98	-	-	60,204,754.21
	182,532,803.20	100.00	336,264.93		182,196,538.27

229
3-2-1-232

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

XV. Notes to Main Items of the Financial Statements (Continued)

1. Accounts Receivable (Continued)

	December 31, 2019				
	Book Balance		Provision for Bad Debts		Book Value
	Amount	Percentage (%)	Amount	Accrual Proportion (%)	
Single provision for bad debts	207,213.00	0.14	207,213.00	100.00	-
Combined provision for bad debts based on credit characteristics	150,283,267.47	99.86	475,081.05	0.32	149,808,186.42
Including: Low risk customers	78,316,964.72	52.04	54,821.87	0.07	78,262,142.85
Medium risk customers	43,059,668.93	28.61	420,259.18	0.98	42,639,409.75
Combination of related parties within the scope of consolidation	28,906,633.82	19.21	-	-	28,906,633.82
	150,490,480.47	100.00	682,294.05		149,808,186.42

As at December 31, 2021, the accounts receivable with single provision for bad debts were as follows:

	Book Value	Provision for Bad Debts	Expected Credit Loss Ratio	Reason for Accrual
Shanxi Jubian Technology Co., Ltd.	1,156,050.00	1,156,050.00	100%	Termination of cooperation
Beijing Times Chip Lights SCI-TECH Co., Ltd.	165,349.00	165,349.00	100%	Termination of cooperation
Shanxi Changzhi High-tech Huashang Optoelectronics Co., Ltd.	40,500.00	40,500.00	100%	Termination of cooperation
Hefei IRICO Epilight Technology Co., Ltd.	1,364.00	1,364.00	100%	Termination of cooperation
	1,363,263.00	1,363,263.00		

As at December 31, 2020, the accounts receivable with single provision for bad debts were as follows:

	Book Balance	Provision for Bad Debts	Expected Credit Loss Ratio	Reason for Accrual
Beijing Times Chip Lights SCI-TECH Co., Ltd.	165,349.00	165,349.00	100%	Termination of cooperation
Shanxi Changzhi High-tech Huashang Optoelectronics Co., Ltd.	40,500.00	40,500.00	100%	Termination of cooperation
Hefei IRICO Epilight Technology Co., Ltd.	1,364.00	1,364.00	100%	Termination of cooperation
	207,213.00	207,213.00		

As at December 31, 2019, the accounts receivable with single provision for bad debts were as follows:

230
3-2-1-233

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 In RMB Yuan

	Book Balance	Provision for Bad Debts	Expected Credit Loss Ratio	Reason for Accrual
Beijing Times Chip Lights SCI-TECH Co., Ltd.	165,349.00	165,349.00	100%	Termination of cooperation
Shanxi Changzhi High-tech Huashang Optoelectronics Co., Ltd.	40,500.00	40,500.00	100%	Termination of cooperation
Hefei IRICO Epilight Technology Co., Ltd.	1,364.00	1,364.00	100%	Termination of cooperation
	207,213.00	207,213.00		

XV. Notes to Main Items of the Financial Statements (Continued)

1. Accounts Receivable (Continued)

The accounts receivable with combined provision for bad debts based on credit risk characteristics are as follows:

Low Risk Customers

	December 31, 2021		
	Estimated Book Balance in Default	Expected Credit Loss Ratio (%)	Expected Credit Loss throughout the Duration
Less than 1 year	12,402,811.66	0.14	17,284.33
1 to 2 years	1,226,100.00	0.14	1,752.71
	13,628,911.66	0.14	19,037.04

	December 31, 2020		
	Estimated Book Balance in Default	Expected Credit Loss Ratio (%)	Expected Credit Loss throughout the Duration
Less than 1 year	56,757,289.16	0.07	39,730.10

	December 31, 2019		
	Estimated Book Balance in Default	Expected Credit Loss Ratio (%)	Expected Credit Loss throughout the Duration
Less than 1 year	74,689,430.84	0.07	52,282.60
1 to 2 years	3,627,533.88	0.07	2,539.27
	78,316,964.72	0.07	54,821.87

231
3-2-1-234

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

XV. Notes to Main Items of the Financial Statements (Continued)

1. Accounts Receivable (Continued)

The accounts receivable with combined provision for bad debts based on credit risk characteristics are as follows: (Continued)

Medium Risk Customers

	December 31, 2021		
	Estimated Book Balance in Default	Expected Credit Loss Ratio (%)	Expected Credit Loss throughout the Duration
Less than 1 year	66,379,843.97	0.03	20,124.73
1 to 2 years	78,500.00	11.80	9,262.80
2 to 3 years	8,000.00	37.60	3,008.26
Over 3 years	62,356.55	100.00	62,356.55
	66,528,700.52	0.14	94,752.34

	December 31, 2020		
	Estimated Book Balance in Default	Expected Credit Loss Ratio (%)	Expected Credit Loss throughout the Duration
Less than 1 year	65,293,190.28	0.04	26,117.28
1 to 2 years	8,000.00	10.60	848.00
2 to 3 years	-	-	-
Over 3 years	62,356.55	100.00	62,356.55
	65,363,546.83	0.14	89,321.83

	December 31, 2019		
	Estimated Book Balance in Default	Expected Credit Loss Ratio (%)	Expected Credit Loss throughout the Duration
Less than 1 year	42,684,912.38	0.29	123,786.25
1 to 2 years	201,400.00	61.72	124,304.08
2 to 3 years	111,000.00	98.93	109,812.30
Over 3 years	62,356.55	100.00	62,356.55
	43,059,668.93	0.98	420,259.18

232
3-2-1-235

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 233 3 - 2 - 1 - 236 XV. Notes to Main Items of the Financial Statements (Continued) 1. Accounts Receivable (Continued) The accounts receivable with combined provision for bad debts based on credit risk characteristics are as follows: (Continued) Combination of Related Parties within the Scope of Consolidation December 31, 2021 Estimated Book Balance in Default Expected Credit Loss Ratio Expected Credit Loss throughout the Duration （ % ） Less than 1 year 138,187,767.66 - - 1 to 2 years 21,783,571.62 - - 2 to 3 years 7,717,563.21 - - Over 3 years 8,138,514.46 - - 175,827,416.95 - - December 31, 2020 Estimated Book Balance in Default Expected Credit Loss Ratio Expected Credit Loss throughout the Duration （ % ） Less than 1 year 32,810,282.11 - - 1 to 2 years 8,434,613.46 - - 2 to 3 years 16,986,665.94 - - Over 3 years 1,973,192.70 - - 60,204,754.21 - - December 31, 2019 Estimated Book Balance in Default Expected Credit Loss Ratio Expected Credit Loss throughout the Duration （ % ） Less than 1 year 8,647,499.38 - - 1 to 2 years 18,285,941.74 - - 2 to 3 years 1,973,192.70 - - Over 3 years - - - 28,906,633.82 - -

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 In RMB Yuan

XV. Notes to Main Items of the Financial Statements (Continued)
1. Accounts Receivable (Continued)

The changes in the provision for bad debts of accounts receivable are as follows:

	Opening Balance	Current Year Accrual	Recovered or Reversed during the Year	Current Year Write-offs	Closing Balance
Year 2021	336,264.93	1,272,403.65	(131,616.20)	-	1,477,052.38
Year 2020	682,294.05	-	(346,029.12)	-	336,264.93
Year 2019	611,466.47	70,827.58	-	-	682,294.05

As at December 31,2021, the top five customers in terms of ending balance were as follows:

	Book Balance	Percentage (%)
Baoding Tongmei Xtal Manufacture Co., Ltd.	86,320,163.64	33.54
AXT-Tongmei,Inc.	69,464,362.40	26.99
Nanchang Kingsoon Co., Ltd.	22,221,681.87	8.63
Chaoyang Tongmei Xtal Technology Co., Ltd.	20,042,890.91	7.79
China Electronics Technology Group Corporation	13,628,911.66	5.30
	211,678,010.48	82.25

As at December 31,2020, the top five customers in terms of ending balance were as follows:

	Book Balance	Percentage (%)
Baoding Tongmei Xtal Manufacture Co., Ltd.	49,086,020.34	26.89
AXT,Inc.	43,313,137.50	23.73
Nanchang Kingsoon Co., Ltd.	18,412,841.15	10.09
China Electronics Technology Group Corporation	13,444,151.66	7.37
Chaoyang Tongmei Xtal Technology Co., Ltd.	11,118,733.87	6.09
	135,374,884.52	74.17

As at December 31,2019, the top five customers in terms of ending balance were as follows:

	Book Balance	Percentage (%)
AXT,Inc.	61,037,921.18	40.56
Baoding Tongmei Xtal Manufacture Co., Ltd.	19,781,770.75	13.14
China Electronics Technology Group Corporation	17,279,043.54	11.48
Nanchang Kingsoon Co., Ltd.	16,652,093.32	11.07
Epi Solution Technology Co., Ltd.	11,674,530.90	7.76
	126,425,359.69	84.01

234
3-2-1-237

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 235 3 - 2 - 1 - 238 XV. Notes to Main Items of the Financial Statements (Continued) 2. Other Receivables December 31, 2021 December 31, 2020 December 31, 2019 Other receivables 87,709,024.03 63,736,743.20 64,573,530.62 The ageing analysis of other receivables is as follows: December 31, 2021 December 31, 2020 December 31, 2019 Less than 1 year 58,078,012.04 13,530,331.21 23,425,936.57 1 to 2 years - 20,538,542.26 37,153,032.10 2 to 3 years 1,467,542.26 25,673,307.78 3,776,462.03 Over 3 years 28,163,469.73 3,994,561.95 218,099.92 87,709,024.03 63,736,743.20 64,573,530.62 Less: Provision for bad debts of other receivables - - - 87,709,024.03 63,736,743.20 64,573,530.62 By nature, other receivables are classified as follows: December 31, 2021 December 31, 2020 December 31, 2019 Account current with related parties 87,677,925.60 62,188,887.82 63,041,730.70 Security deposit - 1,500,000.00 1,500,000.00 Deposit 31,098.43 13,699.92 13,699.92 Reserve - 34,155.46 18,100.00 87,709,024.03 63,736,743.20 64,573,530.62

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

XV. Notes to Main Items of the Financial Statements (Continued)

2. Other Receivables (Continued)

As at December 31, 2021, December 31, 2020 and December 31, 2019, the management of the Group considered that no provision for impairment of other receivables was necessary.

As at December 31, 2021, the top five customers in terms of the amounts of other receivables were as follows:

	Closing Balance	As a Percentage of the Total Balance of Other Receivables (%)	Nature	Account Age	Provision for Bad Debts Closing Balance
Baoding Tongmei Xtal Manufacture Co., Ltd.	46,554,525.08	53.08	Equipment sales	Less than 1 year 2 to 3 years Over 3 years	-
Chaoyang Jinmei Gallium Co., Ltd.	24,168,936.02	27.56	Loan	Less than 1 year	-
Chaoyang Tongmei Xtal Technology Co., Ltd.	16,754,464.50	19.10	Equipment sales Interest	Less than 1 year 2 to 3 years Over 3 years	-
Nanjing Jinmei Gallium Co., Ltd.	200,000.00	0.23	Loan	Over 3 years	-
Beijing Huanyu Jinghui Jingcheng Gas Technology Co., Ltd.	16,598.51	0.02	Deposit	Less than 1 year	-
	87,694,524.11	99.99			-

As at December 31, 2020, the top five customers in terms of the amounts of other receivables were as follows:

	Closing Balance	As a Percentage of the Total Balance of Other Receivables (%)	Nature	Account Age	Provision for Bad Debts Closing Balance
Chaoyang Jinmei Gallium Co., Ltd.	32,171,000.00	50.47	Equipment sales	Less than 1 year 1 to 2 years	-
Baoding Tongmei Xtal Manufacture Co., Ltd.	28,449,508.66	44.64	Equipment sales	1 to 2 years 2 to 3 years Over 3 years	-
Chaoyang Kazuo Economic Development Zone Administrative Committee	1,500,000.00	2.35	Security deposit	Over 3 years	-
Chaoyang Tongmei Xtal Technology Co., Ltd.	967,803.41	1.52	Equipment sales	1 to 2 years 2 to 3 years	-
AXT, Inc.	400,575.75	0.63	Royalty Freight	Less than 1 year	-
	63,488,887.82	99.61			-

236
3-2-1-239

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 237 3 - 2 - 1 - 240 XV. Notes to Main Items of the Financial Statements (Continued) 2. Other Receivables (Continued) As at December 31, 2019, the top five customers in terms of the amounts of other receivables were as follows: Closing Balance As a Percentage of the Total Balance of Other Receivables （ % ） Nature Account Age Provision for Bad Debts Closing Balance Chaoyang Jinmei Gallium Co., Ltd. 30,771,000.00 47.65 Equipment sales Less than 1 year 1 to 2 years - Baoding Tongmei Xtal Manufacture Co., Ltd. 28,449,508.66 44.06 Equipment sales and interest Less than 1 year 1 to 2 years 2 to 3 years - Chaoyang Kazuo Economic Development Zone Administrative Committee 1,500,000.00 2.32 Security deposit 2 to 3 years - Chaoyang Tongmei Xtal Technology Co., Ltd. 1,468,527.73 2.27 Equipment sales and loan Less than 1 year 1 to 2 years - Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd. 1,454,174.24 2.25 Fees paid on behalf of customer Less than 1 year - 63,643,210.63 98.55 -

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

XV. Notes to Main Items of the Financial Statements (Continued)

3. Long-term Equity Investments

Year 2021

	Opening Balance	Current Year Changes: Investment Increase	Current Year Changes: Investment Profit and Loss under the Equity Method	Current Year Changes: Disposal	Year-end Book Value
Subsidiary					
Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd.	148,099,134.07	632,440.71	-	-	148,731,574.78
Chaoyang Jinmei Gallium Co., Ltd.	32,093,366.91	-	-	-	32,093,366.91
Baoding Tongmei Xtal Manufacture Co., Ltd.	127,721,304.69	35,849.89	-	-	127,757,154.58
Chaoyang Tongmei Xtal Technology Co., Ltd.	154,184,667.08	85,115.40	-	-	154,269,782.48
Nanjing Jinmei Gallium Co., Ltd.	95,722,231.58	107,345.93	-	-	95,829,577.51
Chaoyang Xinmei High-purity Semiconductor Materials Co., Ltd.	-	20,700,000.00	-	-	20,700,000.00
AXT-TongmeiInc.	-	1,505,895.18	-	-	1,505,895.18
Associates					
Donghai Dongfang Hi-purity Electronic Materials Co., Ltd.	12,315,064.40	-	761,307.20	(13,076,371.60)	-
	570,135,768.73	23,066,647.11	761,307.20	(13,076,371.60)	580,887,351.44

Year 2020

	Opening Balance	Current Year Changes: Investment Increase	Current Year Changes: Investment Profit and Loss under the Equity Method	Current Year Changes: Cash Dividends Declared	Year-end Book Value
Subsidiary					
Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd.	-	148,099,134.07	-	-	148,099,134.07
Chaoyang Jinmei Gallium Co., Ltd.	-	32,093,366.91	-	-	32,093,366.91
Baoding Tongmei Xtal Manufacture Co., Ltd.	-	127,721,304.69	-	-	127,721,304.69
Chaoyang Tongmei Xtal Technology Co., Ltd.	-	154,184,667.08	-	-	154,184,667.08
Nanjing Jinmei Gallium Co., Ltd.	-	95,722,231.58	-	-	95,722,231.58
Associates					
Donghai Dongfang Hi-purity Electronic Materials Co., Ltd.	10,984,620.44	-	1,330,443.96	-	12,315,064.40
	10,984,620.44	557,820,704.33	1,330,443.96	-	570,135,768.73

238
3-2-1-241

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

XV. Notes to Main Items of the Financial Statements (Continued)

3. Long-term Equity Investments (Continued)

Year 2019

	Opening Balance	Current Year Changes: Investment Increase	Current Year Changes: Investment Profit and Loss under the Equity Method	Current Year Changes: Cash Dividends Declared	Year-end Book Value
Associates					
Donghai Dongfang Hi-purity Electronic Materials Co., Ltd.	10,777,209.66	-	207,410.78	-	10,984,620.44

As at December 31, 2021, December 31, 2020 and December 31, 2019, the management of the Group considered that no provision for impairment of long-term equity investments was necessary.

4. Capital Surplus

Year 2021

	Opening Balance	Current Year Increase	Current Year Decrease	Closing Balance
Capital Premium	41,250,894.86	262,405,926.83	(302,235,124.86)	1,421,696.83
Including: Business combination under common control	17,329,345.44	-	(17,329,345.44)	-
Acquisition of minority interests	23,921,549.42	-	(23,921,549.42)	-
Capital increase	-	260,984,230.00	(260,984,230.00)	-
Business combination under common control (Note 1)	-	1,421,696.83	-	1,421,696.83
Share Capital Premium				
Including: Shareholding system reform	-	460,052,662.19	-	460,052,662.19
Other Capital Surplus	16,543,690.92	6,192,098.50	(16,618,777.85)	6,117,011.57
Including: Share-based payment	6,693,141.50	5,456,040.01	(6,731,288.15)	5,417,893.36
Others	9,850,549.42	736,058.49	(9,887,489.70)	699,118.21
	57,794,585.78	728,650,687.52	(318,853,902.71)	467,591,370.59

Note 1: The increase in capital surplus of CNY1,421,696.83 resulted from the acquisition of AXT-Tongmei, Inc., a U.S. subsidiary of AXT, Inc., by Beijing Tongmei Xtal Technology Co., Ltd. for a consideration of USD1 on June 30, 2021.

239
3-2-1-242

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

XV. Notes to Main Items of the Financial Statements (Continued)

4. Capital Surplus (Continued)

Year 2020

	Opening Balance	Current Year Increase	Current Year Decrease	Closing Balance
Capital Premium	-	41,250,894.86	-	41,250,894.86
Including: Business combination under common control (Note 1)	-	17,329,345.44	-	17,329,345.44
Acquisition of minority interests	-	23,921,549.42	-	23,921,549.42
Other Capital Surplus	10,029,686.16	6,514,004.76	-	16,543,690.92
Including: Share-based payment	4,014,164.66	2,678,976.84	-	6,693,141.50
Others	6,015,521.50	3,835,027.92	-	9,850,549.42
	10,029,686.16	47,764,899.62	-	57,794,585.78

Note 1: The increase in capital surplus of CNY17,329,345.44 resulted from the acquisition of Baoding Tongmei Xtal Manufacture Co., Ltd., Chaoyang Tongmei Xtal Technology Co., Ltd., Nanjing Jinmei Gallium Co., Ltd., Chaoyang Jinmei Gallium Co., Ltd., and Beijing Boyu Semiconductor Vessel Craftwork Technology Co., Ltd., which were subsidiaries controlled by AXT, Inc., by the former Beijing Tongmei Xtal Technology Limited through the issuance of equity instruments on December 25, 2020.

Year 2019

	Opening Balance	Current Year Increase	Current Year Decrease	Closing Balance
Other Capital Surplus	5,291,025.86	4,738,660.30	-	10,029,686.16
Including: Share-based payment	1,710,887.67	2,303,276.99	-	4,014,164.66
Others	3,580,138.19	2,435,383.31	-	6,015,521.50
	5,291,025.86	4,738,660.30	-	10,029,686.16

240
3-2-1-243

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

XV. Notes to Main Items of the Financial Statements (Continued)

5. Operating Income and Costs

	Year 2021		Year 2020	
	Revenue	Cost	Revenue	Cost
Main Business	350,988,962.16	313,140,084.08	401,600,024.50	331,610,432.72
Other Businesses	13,607,735.00	13,510,746.61	6,406,724.01	6,328,604.80
	364,596,697.16	326,650,830.69	408,006,748.51	337,939,037.52

	Year 2019	
	Revenue	Cost
Main Business	356,495,623.45	312,002,108.09
Other Businesses	789,054.34	634,519.04
	357,284,677.79	312,636,627.13

The operating income is presented as follows:

	Year 2021	Year 2020	Year 2019
Revenue generated from contracts with customers	364,431,322.16	407,849,248.51	357,127,177.79
Lease income	165,375.00	157,500.00	157,500.00
	364,596,697.16	408,006,748.51	357,284,677.79

241
3-2-1-244

Beijing Tongmei Xtal Technology Co., Ltd.
Notes to Financial Statements (Continued)
2019, 2020 and 2021 **In RMB Yuan**

XV. Notes to Main Items of the Financial Statements (Continued)

5. Operating Income and Costs (Continued)

The breakdown of operating income arising from contracts with customers is as follows:

Segment	Year 2021	Year 2020	Year 2019
Main Business Areas			
United States	135,955,509.30	217,840,178.13	213,520,511.63
Mainland China	228,641,187.86	190,166,570.38	143,764,166.16
	364,596,697.16	408,006,748.51	357,284,677.79
Main Product Types			
Semiconductor substrate material	350,988,962.16	401,600,024.50	356,495,623.45
Others	13,442,360.00	6,249,224.01	631,554.34
	364,431,322.16	407,849,248.51	357,127,177.79
Main Service Types			
Others	165,375.00	157,500.00	157,500.00
	165,375.00	157,500.00	157,500.00
	364,596,697.16	408,006,748.51	357,284,677.79
Revenue Recognition Time			
Revenue recognition at a point in time			
Semiconductor substrate material	350,988,962.16	401,600,024.50	356,495,623.45
Others	13,442,360.00	6,249,224.01	631,554.34
Revenue recognition over a period			
Lease income	165,375.00	157,500.00	157,500.00
	364,596,697.16	408,006,748.51	357,284,677.79

242
3-2-1-245

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 243 3 - 2 - 1 - 246 XV. Notes to Main Items of the Financial Statements (Continued) 5. Operating Income and Costs (Continued) Revenue recognized in the current year and included in the opening book value of contract liabilities is as follows: Year 2021 Year 2020 Sales of Goods 183,874.50 69,600.00 The Group has no performance obligations that have been fulfilled (or partially fulfilled) in prior periods for which revenue is recognized in the current period in 2021 and 2020. Information relating to the Group’s performance obligations is as follows: Sales of Industrial Products Performance obligations are fulfilled upon delivery of industrial products to customers. For long - term customers, the contract price is usually due 30 to 90 days after delivery of the industrial products. For new customers, the contract price is usually prepaid prior to delivery of the industrial products. Contract Processing Service Performance obligations are fulfilled upon delivery of the finished products to customers. The contract price is usually due within 60 days after delivery of the industrial products. 6. Investment Gains Year 2021 Year 2020 Year 2019 Income from long - term equity investments accounted for by the equity method 761,307.20 1,330,443.96 207,410.78 Proceeds from disposal of associates 923,628.40 - - Loss on the fair value of notes (320,171.29) (309,271.44) (173,234.35) Investment losses suffered from foreign exchange forward contracts 212,892.60 (291,250.26) (720,372.50) 1,577,656.91 729,922.26 (686,196.07)

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 244 3 - 2 - 1 - 247 1. Non - recurring Profit and Loss Statement Amounts in 2021 Profit and loss on the disposal of non - current assets, including the write - off part of the provision for impairment of assets (665,468.97) Government subsidies included in current profit and loss (except those closely related to normal business operations, consistent with national policies and regulations, and continuously enjoyed according to certain standard quota or fixed amount) 5,976,587.69 Charges to non - financial enterprises for capital utilization included in current profit and loss 46,086.91 Net profit and loss for the period from the beginning of the period to the date of consolidation of a subsidiary resulting from a business combination under common control (453,616.13) Gains or losses from changes in the fair value of financial assets held for trading, derivative financial assets, financial liabilities held for trading, and derivative financial liabilities, and investment gains from the disposal of financial assets held for trading, derivative financial assets, financial liabilities held for trading, derivative financial liabilities, and other debt investments, o ther than those effectively hedged in connection with the Company’s normal business operations 308,151.43 Reversal of provision for impairment of receivables separately tested for impairment 58,090.00 Non - operating income and expenses other than those mentioned above 315,233.18 Subtotal 5,585,064.11 Income tax effects 919,225.65 Total 4,665,838.46 Amounts in 2020 Profit and loss on the disposal of non - current assets, including the write - off part of the provision for impairment of assets (801,806.84) Government subsidies included in current profits and losses (except those closely related to normal business operations, consistent with national policies and regulations, and continuously enjoyed according to certain standard quota or fixed amount) 333,155.51 Charges to non - financial enterprises for capital utilization included in current profit and loss 287,340.13 Net profit and loss for the period from the beginning of the period to the date of consolidation of a subsidiary resulting from a business combination under common control 39,746,004.68 Gains or losses from changes in the fair value of financial assets held for trading, derivative financial assets, financial liabilities held for trading, and derivative financial liabilities, and investment gains from the disposal of financial assets held for trading, derivative financial assets, financial liabilities held for trading, der ivative financial liabilities, and other debt investments, other than those effectively hedged in connection with the Company’s normal business operations (291,250.26) Non - operating income and expenses other than those mentioned above (122,593.84) Subtotal 39,150,849.38 Income tax effects (89,273.29) Total 39,240,122.67

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 245 3 - 2 - 1 - 248 1. Non - recurring Profit and Loss Statement (Continued) Amounts in 2019 Profit and loss on the disposal of non - current assets, including the write - off part of the provision for impairment of assets 196,066.25 Government subsidies included in current profits and losses (except those closely related to normal business operations, consistent with national policies and regulations, and continuously enjoyed according to certain standard quota or fixed amount) 2,180,907.00 Charges to non - financial enterprises for capital utilization included in current profit and loss 92,937.69 Net profit and loss for the period from the beginning of the period to the date of consolidation of a subsidiary resulting from a business combination under common control (19,845,196.54) Gains or losses from changes in the fair value of financial assets held for trading, derivative financial assets, financial liabilities held for trading, and derivative financial liabilities, and investment gains from the disposal of financial assets held for trading, derivative financial assets, financial liabilities held for trading, derivative financial liabilities, and othe r debt investments, other than those effectively hedged in connection with the Company's normal business operations （ 720,372.50 ） Non - operating income and expenses other than those mentioned above 24,097.21 Subtotal (18,071,560.89) Income tax effects 266,045.35 Total (18,337,606.24)

Beijing Tongmei Xtal Technology Co., Ltd. Notes to Financial Statements (Continued) 2019, 2020 and 2021 In RMB Yuan 246 3 - 2 - 1 - 249 2. Return on Equity and Earnings per Share Year 2021 Weighted Average Return on Equity （ % ） Earnings per Share Basic Diluted Net profit attributable to ordinary shareholders of the Company 7.88 0.11 0.11 Net profit attributable to ordinary shareholders of the Company after deducting non - recurring profit and loss 7.56 0.10 0.10 Year 2020 Weighted Average Return on Equity （ % ） Earnings per Share Basic Diluted Net profit attributable to ordinary shareholders of the Company 5.04 N/A N/A Net profit attributable to ordinary shareholders of the Company after deducting non - recurring profit and loss 0.94 N/A N/A Year 2019 Weighted Average Return on Equity （ % ） Earnings per Share Basic Diluted Net profit attributable to ordinary shareholders of the Company （ 3.68 ） N/A N/A Net profit attributable to ordinary shareholders of the Company after deducting non - recurring profit and loss （ 1.66 ） N/A N/A The Group has no dilutive potential ordinary shares.